                                                                [Conformed copy]





          ************************************************************



                                 MCC GEORGIA LLC
                                MCC ILLINOIS LLC
                                  MCC IOWA LLC
                                MCC MISSOURI LLC

                          -----------------------------


                                CREDIT AGREEMENT

                            Dated as of July 18, 2001

                         ------------------------------

                          J.P. MORGAN SECURITIES INC.,
                                       and
                           SALOMON SMITH BARNEY INC.,
                  As Joint Bookrunners and Joint Lead Arrangers

                     CREDIT SUISSE FIRST BOSTON CORPORATION,
                           SALOMON SMITH BARNEY INC.,
                            As Co-Syndication Agents

                            THE BANK OF NOVA SCOTIA,
                                SOCIETE GENERALE

                             As Documentation Agents

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

          ************************************************************

                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                                                  Page

Section 1.  Definitions and Accounting Matters......................................1

      1.01  Certain Defined Terms...................................................1
      1.02  Accounting Terms and Determinations....................................32
      1.03  Classes and Types of Loans.............................................33
      1.04  Subsidiaries...........................................................33
      1.05  Nature of Obligations of Borrowers.....................................33

Section 2.  Commitments, Loans and Prepayments.....................................34

      2.01  Loans..................................................................34
      2.02  Borrowings.............................................................38
      2.03  Letters of Credit......................................................38
      2.04  Changes of Commitments.................................................43
      2.05  Commitment Fee.........................................................45
      2.06  Lending Offices........................................................46
      2.07  Several Obligations; Remedies Independent..............................46
      2.08  Loan Accounts; Promissory Notes........................................46
      2.09  Optional Prepayments and Conversions or Continuations of Loans.........47
      2.10  Mandatory Prepayments and Reductions of Commitments....................48

Section 3.  Payments of Principal and Interest.....................................51

      3.01  Repayment of Loans.....................................................51
      3.02  Interest...............................................................54
      3.03  Determination of Applicable Margin.....................................55

Section 4.  Payments; Pro Rata Treatment; Computations; Etc........................56

      4.01  Payments...............................................................56
      4.02  Pro Rata Treatment.....................................................57
      4.03  Computations...........................................................57
      4.04  Minimum Amounts........................................................58
      4.05  Certain Notices........................................................58
      4.06  Non-Receipt of Funds by the Administrative Agent.......................59
      4.07  Sharing of Payments, Etc...............................................60

                                      (i)

                                                                      Page
                                                                      ----

Section 5.  Yield Protection, Etc. ....................................62

       5.01  Additional Costs. ........................................62
       5.02  Limitation on Types of Loans. ............................64
       5.03  Illegality. ..............................................64
       5.04  Treatment of Affected Loans. .............................64
       5.05  Compensation. ............................................65
       5.06  Additional Costs in Respect of Letters of Credit. ........66
       5.07  U.S. Taxes. ..............................................66
       5.08  Replacement of Lenders. ..................................68

Section 6.  Conditions Precedent. .....................................68

       6.01  Initial Extension of Credit. .............................68
       6.02  Initial Acquisition Funding Date. ........................70
       6.03  Extensions of Credit for Initial and Subsequent
             Broadband Acquisitions. ..................................70
       6.04  Initial and Subsequent Extensions of Credit. .............72

Section 7.  Representations and Warranties. ...........................72

       7.01  Existence. ...............................................72
       7.02  Financial Condition. .....................................72
       7.03  Litigation. ..............................................73
       7.04  No Breach. ...............................................73
       7.05  Action. ..................................................74
       7.06  Approvals. ...............................................74
       7.07  ERISA. ...................................................74
       7.08  Taxes. ...................................................75
       7.09  Investment Company Act. ..................................75
       7.10  Public Utility Holding Company Act. ......................75
       7.11  Material Agreements and Liens. ...........................75
       7.12  Environmental Matters. ...................................76
       7.13  Capitalization. ..........................................76
       7.14  Subsidiaries and Investments, Etc. .......................77
       7.15  True and Complete Disclosure. ............................77
       7.16  Franchises. ..............................................77
       7.17  The CATV Systems. ........................................78
       7.18  Rate Regulation. .........................................80
       7.19  Broadband Acquisition Agreements. ........................80
       7.20  Use of Credit. ...........................................80

Section 8.  Covenants of the Borrowers. ...............................81

       8.01  Financial Statements Etc. ................................81
       8.02  Litigation. ..............................................84

                                      (ii)

                                                                      Page
                                                                      ----

       8.03  Existence, Etc. ..........................................84
       8.04  Insurance. ...............................................85
       8.05  Prohibition of Fundamental Changes. ......................85
       8.06  Limitation on Liens. .....................................90
       8.07  Indebtedness. ............................................91
       8.08  Investments. .............................................92
       8.09  Restricted Payments. .....................................93
       8.10  Certain Financial Covenants. .............................95
       8.11  Management Fees. .........................................96
       8.12  Capital Expenditures. ....................................97
       8.13  Interest Rate Protection Agreements. .....................99
       8.14  Affiliate and Additional Subordinated Indebtedness. ......99
       8.15  Lines of Business. ......................................100
       8.16  Transactions with Affiliates. ...........................100
       8.17  Use of Proceeds. ........................................101
       8.18  Certain Obligations Respecting Subsidiaries;
             Further Assurances. .....................................101
       8.19  Modifications of Certain Documents. .....................103

Section 9.  Events of Default. .......................................104

       9.01  Events of Default. ......................................104
       9.02  Certain Cure Rights. ....................................108

Section 10.  The Administrative Agent. ...............................110

       10.01  Appointment, Powers and Immunities. ....................110
       10.02  Reliance by Administrative Agent. ......................110
       10.03  Defaults. ..............................................111
       10.04  Rights as a Lender. ....................................111
       10.05  Indemnification. .......................................111
       10.06  Non-Reliance on Administrative Agent and Other Lenders. 112
       10.07  Failure to Act. ........................................112
       10.08  Resignation or Removal of Administrative Agent. ........112
       10.09  Consents under Other Loan Documents. ...................113

Section 11.  Miscellaneous. ..........................................114

       11.01  Waiver. ................................................114
       11.02  Notices. ...............................................114
       11.03  Expenses, Etc. .........................................114
       11.04  Amendments, Etc. .......................................115
       11.05  Successors and Assigns. ................................117
       11.06  Assignments and Participations. ........................117
       11.07  Survival. ..............................................121
       11.08  Captions. ..............................................121

                                     (iii)

                                                                           Page
                                                                           ----

     11.09  Counterparts. ................................................. 121
     11.10  Governing Law; Submission to Jurisdiction. .................... 121
     11.11  Waiver of Jury Trial. ......................................... 122
     11.12  Treatment of Certain Information; Confidentiality. ............ 122



SCHEDULE I    -   Commitments
SCHEDULE II   -   Taxes
SCHEDULE III  -   Material Agreements and Liens
SCHEDULE IV   -   Investments
SCHEDULE V    -   Franchises
SCHEDULE VI   -   Certain Matters Related to CATV Systems
SCHEDULE VII  -   Certain Adjustments to System Cash Flow

EXHIBIT A     -   Form of Assignment and Acceptance
EXHIBIT B     -   Form of Quarterly Officer's Report
EXHIBIT C     -   Form of Pledge Agreement
EXHIBIT D     -   Form of Guarantee and Pledge Agreement
EXHIBIT E     -   Form of Subsidiary Guarantee Agreement
EXHIBIT F     -   Form of Management Fee Subordination Agreement
EXHIBIT G     -   Form of Opinion of Counsel to the Obligors
EXHIBIT H     -   Form of Opinion of Special New York Counsel to Chase
EXHIBIT I     -   Form of Confidentiality Agreement
EXHIBIT J     -   Form of Affiliate Subordinated Indebtedness Subordination
                  Agreement

                                      (iv)

                  CREDIT AGREEMENT dated as of July 18, 2001, between each of the following parties:

                  MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC Iowa");
                                                                    --------
         MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("MCC
                                                                    ---
         Illinois"); MCC GEORGIA LLC, a limited liability company duly organized
         --------
         and validly existing under the laws of the State of Delaware ("MCC
                                                                        ---
         Georgia"); and MCC MISSOURI LLC, a limited liability company duly
         -------
         organized and validly existing under the laws of the State of Delaware ("MCC Missouri", and, together with MCC Iowa, MCC Illinois and MCC
           ------------
         Georgia, the "Borrowers");
                       ---------

                  each of the lenders that is a signatory hereto identified under the caption "Lenders" on the signature pages hereto and each lender that becomes a "Lender" after the date hereof pursuant to
         Section 11.06(b) hereof (individually, a "Lender" and, collectively,
                                                   ------
         the "Lenders"); and
              -------

                  THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                                               --------------------

                  The Borrowers have requested that the Lenders extend credit to them (by making loans and issuing letters of credit) in an aggregate principal or face amount not exceeding $1,400,000,000 (which may, in the circumstances herein provided, be increased to $1,900,000,000) at any one time outstanding to enable the Borrowers to finance the Acquisitions (as hereinafter defined) and to provide funds for additional acquisitions of cable television systems and for general corporate purposes. The Lenders are prepared to extend such credit on the terms and conditions hereof and, accordingly, the parties hereto agree as follows:

                  Section 1.  Definitions and Accounting Matters.
                              ----------------------------------

                  1.01 Certain Defined Terms. As used herein, the following
                       ---------------------
terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

                  "Acquisition Agreements" shall mean, collectively, the
                   ----------------------
Broadband Acquisition Agreements and any Subsequent Acquisition Agreements.

                  "Acquisitions" shall mean, collectively, the Broadband
                   ------------
Acquisitions and any Subsequent Acquisitions.

                                Credit Agreement
                                ----------------

                  "Additional Capital Expenditures" shall mean Capital
                   -------------------------------
Expenditures made in accordance with the requirements of Section 8.12(b) hereof.

                  "Adjusted Operating Cash Flow" shall mean, for any period
                   ----------------------------
during which the Borrowers shall have consummated an Acquisition, the sum, for the Borrowers and their Subsidiaries (determined on a combined basis without duplication in accordance with GAAP), of the following, in each case determined under the assumption that such Acquisition had been consummated on the first day of such period: (i) Adjusted System Cash Flow minus (ii) the sum of (x)
                                              -----
Management Fees paid during such period to the extent not exceeding 4.00% of the gross operating revenues of the Borrower and their Subsidiaries for such period plus (y) additional Management Fees that would have been paid during such period
----
at a rate equal to the lesser of (A) the percentage of gross operating revenues of the Borrowers and their Subsidiaries actually paid as Management Fees during such period or (B) the then applicable rate or percentage specified in the Management Agreement of the gross operating revenues of the Borrowers and their Subsidiaries for such period (determined, as specified above under the assumption that such Acquisition had been consummated on the first day of such period).

                  "Adjusted System Cash Flow" shall mean, for any period during
                   -------------------------
which the Borrowers shall have consummated an Acquisition, the sum, for the Borrowers and their Subsidiaries (determined on a combined basis without duplication in accordance with GAAP), of the following, in each case determined under the assumption that such Acquisition had been consummated on the first day of such period: (i) System Cash Flow for such period plus (ii) the sum of (x)
                                                     ----
non-recurring expenses incurred by the relevant sellers prior to the actual closing of such Acquisition (to the extent such items were included as operating expenses in the determination of System Cash Flow for such period) and (y) in the case of the Broadband Acquisitions, the amounts set forth in Schedule VII hereto for such period, or, in the case of any Subsequent Acquisition, the amounts set forth in a statement of adjustments to System Cash Flow provided by the Borrowers in connection with such Subsequent Acquisition and acceptable to the Administrative Agent and Majority Lenders (in each case representing certain cost savings and cost increases in respect of the CATV Systems being acquired in such Acquisition).

                  "Administrative Questionnaire" shall mean an Administrative
                   ----------------------------
Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" shall mean any Person that directly or indirectly
                   ---------
controls, or is under common control with, or is controlled by, a Borrower and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings,
                             -------
"controlled by" and "under common control with") shall mean possession,
 -------------       -------------------------
directly or indirectly, of power to direct or

                                Credit Agreement
                                ----------------
cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or
            --------
indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of any Borrower or any of its Subsidiaries and (b) none of the Borrowers or their Wholly Owned Subsidiaries shall be Affiliates.

                  "Affiliate Letters of Credit" shall mean Letters of Credit
                   ---------------------------
issued in accordance with the requirements of Section 8.08(g) hereof.

                  "Affiliate Subordinated Indebtedness" shall mean Indebtedness
                   -----------------------------------
to an Affiliate (i) for which a Borrower is directly and primarily liable, (ii) in respect of which none of its Subsidiaries is contingently or otherwise obligated, (iii) that is subordinated to the obligations of the Borrowers to pay principal of and interest on the Loans, Reimbursement Obligations, fees and other amounts payable hereunder and under the other Loan Documents pursuant to an Affiliate Subordinated Indebtedness Subordination Agreement, (iv) that does not mature prior to September 30, 2011, and that is issued pursuant to documentation containing terms (including interest, covenants and events of default) in form and substance satisfactory to the Majority Lenders, (v) that states by its terms that principal and interest in respect thereof shall only be payable to the extent permitted under Section 8.09 hereof and (vi) that is pledged by the respective holder thereof to the Administrative Agent in a manner that creates a first priority perfected security interest in favor of the Administrative Agent, as collateral security for the obligations of the Borrowers hereunder, pursuant to (in the case of Mediacom Broadband) the Guarantee and Pledge Agreement and (in the case of any other holder) a security document in form and substance satisfactory to the Administrative Agent.

                  "Affiliate Subordinated Indebtedness Subordination Agreement"
                   -----------------------------------------------------------
shall mean an Affiliate Subordinated Indebtedness Subordination Agreement substantially in the form of Exhibit J hereto between any Person to whom a Borrower or any of its Subsidiaries may be obligated to pay Affiliate Subordinated Indebtedness, the Borrowers and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "Applicable Lending Office" shall mean, for each Lender and
                   -------------------------
for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrowers as the office by which its Loans of such Type are to be made and maintained.

                                Credit Agreement
                                ----------------

                  "Applicable Margin" shall mean, with respect to the Loans of
                   -----------------
any Class and Type, the respective rates indicated below for Loans of such Class and Type opposite the then-current Rate Ratio (determined pursuant to Section
3.03 hereof) indicated below (except that anything in this Agreement to the contrary notwithstanding, the Applicable Margin with respect to the Loans of any Class and Type shall be the highest margins indicated below during any period when an Event of Default shall have occurred and be continuing):

-------------------------------------------------------------------------------------------------------------------
            Range of Rate Ratio                                        Applicable Margin
-------------------------------------------------------------------------------------------------------------------
                                                     Revolving Credit            Tranche B Term Loan Facilities
                                               Facility/Tranche A Term Loan

                                                         Facility

--------------------------------------------------------------- ---------------------------------------------------
                                              Eurodollar Loans    Base Rate    Eurodollar Loans   Base Rate Loans
                                                                    Loans
-------------------------------------------------------------------------------------------------------------------
Greater than 5.75 to 1                            2.50%             1.50%           2.75%              1.75%
-------------------------------------------------------------------------------------------------------------------
Greater than or equal to 5.50 to 1 but less
than or equal to 5.75 to 1                        2.25%             1.25%           2.75%              1.75%
-------------------------------------------------------------------------------------------------------------------
Greater than or equal to 5.00 to 1 but less
than 5.50 to 1                                    2.00%             1.00%           2.50%              1.50%
-------------------------------------------------------------------------------------------------------------------
Greater than or equal to 4.50 to 1 but less
than 5.00 to 1                                    1.75%         75%                 2.50%              1.50%
-------------------------------------------------------------------------------------------------------------------
Greater than or equal to 4.00 to 1 but less
than 4.50 to 1                                    1.50%         50%                 2.50%              1.50%
-------------------------------------------------------------------------------------------------------------------
Greater than or equal to 3.50 to 1 but less
than 4.00 to 1                                    1.25%         50%                 2.50%              1.50%
-------------------------------------------------------------------------------------------------------------------
Less than 3.50 to 1                               1.00%         25%                 2.50%              1.50%
-------------------------------------------------------------------------------------------------------------------

                  The Applicable Margin for the Incremental Loans of any Series shall be determined at the time such Series of Loans is established pursuant to
Section 2.01(e) hereof.

                  "Applicable Permitted Transaction Amount" shall mean, as at
                   ---------------------------------------
any date during any fiscal quarter during any Fiscal Period, the sum of (a) the Equity Contribution Amount and the outstanding principal amount of Affiliate Subordinated Indebtedness, as at the beginning of such fiscal quarter plus (b)
                                                                      ----
the total cash equity capital contributions made, and the aggregate principal amount of Affiliate Subordinated Indebtedness advanced, to the Borrowers during the period (the "current period") commencing on the first day of such fiscal
                 --------------
quarter through and

                                Credit Agreement
                                ----------------
including such date minus (c) the sum of (i) the aggregate amount of repayments
                    -----
of Affiliate Subordinated Indebtedness, and distributions in respect of equity capital, made during the current period plus (ii) the aggregate face amount of
                                        ----
Affiliate Letters of Credit issued during the current period or during the period (the "prior period") commencing on the Closing Date through and including
             ------------
the last day of the fiscal quarter immediately preceding such fiscal quarter minus (iii) the aggregate amount of reductions in the undrawn face amount of
-----
Affiliate Letters of Credit (i.e. excluding reductions in such face amount that occur upon a drawing thereunder) during the current period or the prior period, together with the aggregate amount of Affiliate Letters of Credit that expire or are terminated during the current period or the prior period without being drawn.

                  "Assignment and Acceptance" shall mean an assignment and
                   -------------------------
acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.06 hereof), and accepted by the Administrative Agent, in the form of Exhibit A-1 or any other form approved by the Administrative Agent.

                  "Bankruptcy Code" shall mean the Federal Bankruptcy Code of
                   ---------------
1978, as amended from time to time.

                  "Base Rate" shall mean, for any day, a rate per annum equal to
                   ---------
the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "Base Rate Loans" shall mean Loans that bear interest at rates
                   ---------------
based upon the Base Rate.

                  "Basic Documents" shall mean, collectively, this Agreement,
                   ---------------
the other Loan Documents and the Acquisition Agreements.

                  "Basic Subscribers" shall mean, as at any date, (a)
                   -----------------
Subscribers who subscribe to a CATV System at the regular basic monthly subscription rate for such CATV System to a single household Subscriber (exclusive of "secondary outlets", as such term is commonly understood in the cable television industry), plus (b) the number of Subscribers determined by
                            ----
dividing the aggregate dollar monthly amount billed for basic service to bulk Subscribers (hotels, motels, apartment buildings, hospitals and the like) located in each Region by the weighted average of the regular basic monthly subscription rates for basic service charged by the CATV Systems in such Region.

                  "Basle Accord" shall mean the proposals for risk-based capital
                   ------------
framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper

                                Credit Agreement
                                ----------------
entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

                  "Broadband Acquired Assets" shall mean, in the case of any
                   -------------------------
Broadband Acquisition, the CATV Systems and related assets to be acquired pursuant to such Broadband Acquisition.

                  "Broadband Acquisition Agreements" shall mean, collectively,
                   --------------------------------
the Georgia Acquisition Agreement, the Illinois Acquisition Agreement, the Iowa Acquisition Agreement and the Missouri Acquisition Agreement.

                  "Broadband Acquisitions" shall mean, collectively, the Georgia
                   ----------------------
Acquisition, the Illinois Acquisition, the Iowa Acquisition and the Missouri Acquisition.

                  "Broadband Sellers" shall mean, with respect to any Broadband
                   -----------------
Acquisition Agreement, each of the entities constituting the Seller (as defined therein) party to such Broadband Acquisition Agreement.

                  "Business Day" shall mean any day (a) on which commercial
                   ------------
banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by a Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Capital Expenditures" shall mean, for any period,
                   --------------------
expenditures made by the Borrowers or any of their Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs and the Acquisitions) during such period computed in accordance with GAAP. For purposes hereof, "Capital Expenditures" for any period shall include, to the extent reimbursed by the Borrowers, all capital expenditures made by the Broadband Sellers in respect of Franchises retained during such period.

                  "Capital Lease Obligations" shall mean, for any Person, all
                   -------------------------
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                                Credit Agreement
                                ----------------

                  "Casualty Event" shall mean, with respect to any Property of
                   --------------
any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

                  "CATV System" shall mean any cable distribution system that
                   -----------
receives broadcast signals by antennae, microwave transmission, satellite transmission or any other form of transmission and that amplifies such signals and distributes them to Persons who pay to receive such signals, but shall exclude wireless cable.

                  "Chase" shall mean The Chase Manhattan Bank.
                   -----

                  "Class" shall have the meaning assigned to such term in
                   -----
Section 1.03 hereof.

                  "Closing Date" shall mean the date on which the initial
                   ------------
extension of credit hereunder is made.

                  "Code" shall mean the Internal Revenue Code of 1986, as
                   ----
amended from time to time.

                  "Collateral Account" shall have the meaning assigned to such
                   ------------------
term in the Pledge Agreement.

                  "Commisso Entity" shall mean, collectively, (i) Rocco
                   ---------------
Commisso, (ii) any entity controlled by Rocco Commisso and owned by Rocco Commisso, (iii) members of the immediate family of Rocco Commisso, (iv) trusts established for the benefit of Rocco Commisso or members of the immediate family of Rocco Commisso and (v) any officer or employee of MCC and Mediacom Broadband who owns shares of the capital stock of MCC.

                  "Commitments" shall mean, collectively, the Revolving Credit
                   -----------
Commitments, the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments and the Incremental Facility Commitments (if any).

                  "Continue", "Continuation" and "Continued" shall refer to the
                   --------    ------------       ---------
continuation pursuant to Section 2.09 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "Convert", "Conversion" and "Converted" shall refer to a
                   -------    ----------       ---------
conversion pursuant to Section 2.09 hereof of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                                Credit Agreement
                                ----------------

                  "Cure Monies" shall mean proceeds of Affiliate Subordinated
                   -----------
Indebtedness and/or equity contributions received by the Borrowers after the date hereof that, at the time the same are received by the Borrowers, are identified by the Borrowers in a certificate of a Senior Officer delivered by the Borrowers to the Administrative Agent within one Business Day of such receipt, as constituting "Cure Monies" for purposes of Section 9.02 hereof.

                  "Debt Issuance" shall mean any issuance or sale by a Borrower
                   -------------
or any of its Subsidiaries after the Closing Date of any debt securities, excluding, however, any Indebtedness incurred pursuant to Section 8.07(a), 8.07(c) or 8.07(f) hereof.

                  "Debt Service" shall mean, for any period, the sum, for the
                   ------------
Borrowers and their Subsidiaries (determined on a combined basis without duplication in accordance with GAAP), of the following: (a) in the case of Revolving Credit Loans under this Agreement, the aggregate amount of payments of principal of such Loans that, giving effect to Commitment reductions or terminations scheduled to be made during such period pursuant to Section 2.04(a) hereof, were required to be made pursuant to Section 3.01(a) hereof during such period plus (b) in the case of Term Loans and Incremental Facility Loans under
       ----
this Agreement and all other Indebtedness (other than Revolving Credit Loans), all regularly scheduled payments or regularly scheduled prepayments of principal of such Indebtedness (including, without limitation, the principal component of any payments in respect of Capital Lease Obligations) made or payable during such period (other than the principal component of any payments in respect of Affiliate Subordinated Indebtedness) plus (c) all Interest Expense for such
                                     ----
period.

                  "Debt Service Coverage Ratio" shall mean, for any date, the
                   ---------------------------
ratio of (a) the product of Operating Cash Flow for the fiscal quarter ended on or most recently prior to such date times four to (b) Debt Service for the
                                    -----
period of four consecutive fiscal quarters ended on or most recently prior to such date.

                  Notwithstanding the foregoing, the Debt Service Coverage Ratio as at the last day of any fiscal quarter during which an Acquisition is consummated shall be deemed to be equal to the ratio of (a) the product of (x) Adjusted Operating Cash Flow for such fiscal quarter times (y) four to (b) Debt
                                                     -----
Service for the period of four consecutive fiscal quarters ended on or most recently ended prior to such date, provided that for purposes of determining the
                                   --------
Debt Service Coverage Ratio (i) as at any date prior to August 10, 2001, Adjusted Operating Cash Flow shall be determined for the three-month period ended May 31, 2001, and (ii) as at any date during the period commencing on August 10, 2001 through but not including September 30, 2001, Adjusted Operating Cash Flow shall be determined for the fiscal quarter ended June 30, 2001 and, in the case of each of the foregoing clauses (i) and (ii), Interest Expense shall be determined under the assumption that the Closing Date occurred at the beginning of the twelve-month period ended on May 31, 2001 or June 30, 2001, as applicable.

                                Credit Agreement
                                ----------------

                  "Default" shall mean an Event of Default or an event that
                   -------
with notice or lapse of time or both would become an Event of Default.

                  "Disposition" shall mean any sale, assignment, transfer or
                   -----------
other disposition of any Property (whether now owned or hereafter acquired) by the Borrowers or any of their Subsidiaries to any other Person excluding any sale, assignment, transfer or other disposition of any Property sold or disposed of in the ordinary course of business and on ordinary business terms.

                  "Dollars" and "$" shall mean lawful money of the United States
                   -------       -
of America.

                  "Eligible Assignee" means any bank, trust company, insurance
                   -----------------
company, fund or other financial institution.

                  "Environmental Claim" shall mean, with respect to any Person,
                   -------------------
any written or oral notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for
   -----
investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Laws" shall mean any and all present and future
                   ------------------
Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

                  "Equity Contribution Amount" shall mean, as at any date of
                   --------------------------
determination, (a) the aggregate amount of cash contributions made to the equity capital of the Borrowers during the

                                Credit Agreement
                                ----------------
period from and including the respective dates of organization of the Borrowers through and including such date of determination minus (b) the aggregate amount
                                                 -----
of distributions made in respect of the equity capital of the Borrowers during such period.

                  "Equity Rights" shall mean, with respect to any Person, any
                   -------------
subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class or other ownership interests of any type in, such Person.

                  "ERISA" shall mean the Employee Retirement Income Security Act
                   -----
of 1974, as amended from time to time.

                  "ERISA Affiliate" shall mean any corporation or trade or
                   ---------------
business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which a Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which a Borrower is a member.

                  "Eurodollar Base Rate" shall mean, for the Interest Period for
                   --------------------
any Eurodollar Loan, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for the offering of Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the Eurodollar Base Rate for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Eurodollar Loans" shall mean Loans that bear interest at
                   ----------------
rates based on rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

                  "Eurodollar Rate" shall mean, for any Eurodollar Loan for any
                   ---------------
Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Eurodollar Base Rate for such Loan

                                Credit Agreement
                                ----------------
for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period.

                  "Event of Default" shall have the meaning assigned to such
                   ----------------
term in Section 9 hereof.

                  "Excess Cash Flow" shall mean, for any period, the excess of
                   ----------------
(a) Operating Cash Flow for such period over (b) the sum of (i) Capital Expenditures made during such period plus (ii) the aggregate amount of Debt
                                     ----
Service for such period plus (iii) the Tax Payment Amount for such period plus
                        ----                                              ----
(iv) any decreases (or minus any increases) in Working Capital from the first
                       -----
day to the last day of such period.

                  "Executive Compensation" shall mean, for any period, the
                   ----------------------
aggregate amount of compensation (including, without limitation, salaries, withholding taxes, unemployment insurance contributions, pension, health and other benefits) of the Manager's executive management personnel during such period. For purposes hereof, "executive management personnel" shall not include any individual (such as a system manager) who is employed solely in connection with the day-to-day operations of a CATV System.

                  "FCC" shall mean the Federal Communications Commission or any
                   ---
governmental authority substituted therefor.

                  "Federal Funds Rate" shall mean, for any day, the rate per
                   ------------------
annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to
                          --------
be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Chase on such Business Day on such transactions as determined by the Administrative Agent.

                  "Fiscal Period" shall mean any fiscal year and, for the fiscal
                   -------------
year ending December 31, 2001, the period from the Closing Date to and including December 31, 2001.

                  "Franchise" shall mean a franchise, license, authorization or
                   ---------
right by contract or otherwise to construct, own, operate, promote, extend and/or otherwise exploit any CATV System operated or to be operated by the Borrowers or any of their Subsidiaries granted by any state, county, city, town, village or other local or state government authority or by the FCC. The term "Franchise" shall include each of the Franchises set forth on Schedule V hereto.

                                Credit Agreement
                                ----------------

                  "GAAP" shall mean generally accepted accounting principles
                   ----
applied on a basis consistent with those that, in accordance with the last sentence of Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

                  "Georgia Acquisition" shall mean the acquisition of CATV
                   -------------------
Systems and related assets by MCC Georgia pursuant to the Georgia Acquisition Agreement.

                  "Georgia Acquisition Agreement" shall mean the Asset Purchase
                   -----------------------------
Agreement among MCC and each of the entities constituting the Seller (as defined therein) party thereto, dated as of February 26, 2001 (Georgia), as the same shall, subject to Section 8.19 hereof, be modified and supplemented and in effect from time to time.

                  "Guarantee" shall mean a guarantee, an endorsement, a
                   ---------
contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and
                                                       ---------
"Guaranteed" used as a verb shall have a correlative meaning.
 ----------

                  "Guarantee and Pledge Agreement" shall mean a Guarantee and
                   ------------------------------
Pledge Agreement substantially in the form of Exhibit D hereto between Mediacom Broadband, MCC (to the extent of its obligations under Sections 5.04 and 5.05 thereof) and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "Hazardous Material" shall mean, collectively, (a) any
                   ------------------
petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCB's"), (b) any
                                                         -----
chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

                                Credit Agreement
                                ----------------

                  "Illinois Acquisition" shall mean the acquisition of CATV
                   --------------------
Systems and related assets by MCC Illinois pursuant to the Illinois Acquisition Agreement.

                  "Illinois Acquisition Agreement" shall mean the Asset Purchase
                   ------------------------------
Agreement among MCC and each of the entities constituting the Seller (as defined therein) party thereto, dated as of February 26, 2001 (Southern Illinois), as the same shall, subject to Section 8.19 hereof, be modified and supplemented and in effect from time to time.

                  "Incremental Facility Availability Period" shall mean the
                   ----------------------------------------
period from and including the Third Acquisition Consummation Date to but excluding December 31, 2003 (or, if such date is not a Business Day, to but excluding the immediately preceding Business Day).

                  "Incremental Facility Commitment" shall mean, for each
                   -------------------------------
Incremental Facility Lender, and for any Series thereof, the obligation of such Incremental Facility Lender to make Incremental Facility Loans of such Series (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 hereof or increased or reduced from time to time pursuant to assignments permitted under Section 11.06(b) hereof). The amount of each Lender's Incremental Facility Commitment of any Series shall be determined in accordance with the provisions of Section 2.01(e) hereof. The aggregate amount of the Incremental Facility Commitments of all Series shall not exceed (i) $200,000,000 prior to the Iowa Acquisition Consummation Date and (ii) $500,000,000 thereafter.

                  "Incremental Facility Lenders" shall mean, in respect of any
                   ----------------------------
Series of Incremental Facility Loans, the Lenders from time to time holding Incremental Facility Loans and Incremental Facility Commitments of such Series after giving effect to any assignments thereof permitted by Section 11.06(b) hereof.

                  "Incremental Facility Loans" shall mean the loans provided for
                   --------------------------
by Section 2.01(e) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "Indebtedness" shall mean, for any Person: (a) obligations
                   ------------
created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person), including, without limitation, Affiliate Subordinated Indebtedness; (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 120 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of

                                Credit Agreement
                                ----------------
credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person; provided that
                                                                  --------
Indebtedness shall exclude (i) obligations in respect of surety and performance bonds backing pole rental or conduit attachments and the like, or backing obligations under Franchises, arising in the ordinary course of business of the CATV Systems and related telecommunications services of the Borrowers and their Subsidiaries and (ii) all obligations in respect of Interest Rate Protection Agreements.

                  "Information Memorandum" shall mean the Confidential
                   ----------------------
Information Memorandum dated April 2001 prepared in connection with the syndication of the credit facilities provided for in this Agreement.

                  "Interest Coverage Ratio" shall mean, as at any date, the
                   -----------------------
ratio of (a) Operating Cash Flow for the fiscal quarter ending on, or most recently ended prior to, such date to (b) Interest Expense for such fiscal quarter.

                  Notwithstanding the foregoing, (a) the Interest Coverage Ratio as at the last day of any fiscal quarter during which an Acquisition is consummated shall be deemed to be equal to the ratio of Adjusted Operating Cash Flow for such fiscal quarter to Interest Expense for such fiscal quarter and (b) the Interest Coverage Ratio (i) as at any date prior to August 10, 2001, shall be determined for the three-month period ended May 31, 2001, and (ii) as at any date during the period commencing on August 10, 2001 through but not including September 30, 2001, shall be determined for the fiscal quarter ended June 30, 2001 and, in the case of each of the foregoing clauses (i) and (ii), Interest Expense shall be determined under the assumption that the Closing Date occurred at the beginning of such three-month period or fiscal quarter.

                  "Interest Expense" shall mean, for any period, the sum, for
                   ----------------
the Borrowers and their Subsidiaries (determined on a combined basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) and all commitment fees payable hereunder, but excluding all interest in respect of Affiliate Subordinated Indebtedness (to the extent not paid in cash during such period), plus (b) the net amount payable (or minus the net amount receivable)
         ----                                -----
under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period) plus (c) the aggregate amount of
                                              ----
upfront or one-time fees or expenses payable in respect of Interest Rate Protection Agreements to the extent such fees or expenses are amortized during such period.

                  Notwithstanding the foregoing, if during any period for which Interest Expense is being determined the Borrowers or any of their Subsidiaries shall have consummated any acquisition of any CATV System or other business, or consummated any Disposition, then, for

                                Credit Agreement
                                ---------------
all purposes of this Agreement, Interest Expense shall be determined on a pro forma basis as if such acquisition or Disposition had been made or consummated (and any related Indebtedness incurred or repaid) on the first day of such period.

                  "Interest Period" shall mean, with respect to any Eurodollar
                   ---------------
Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrowers may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing:

                  (i) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date;

                  (ii) no Interest Period for any Revolving Credit Loan may commence before and end after any Revolving Credit Commitment Reduction Date unless, after giving effect thereto, the aggregate principal amount of Revolving Credit Loans having Interest Periods that end after such Revolving Credit Commitment Reduction Date shall be equal to or less than the aggregate principal amount of Revolving Credit Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Revolving Credit Commitment Reduction Date;

                  (iii) no Interest Period for any Term Loan of either Class may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Term Loans of such Class having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loans of such Class scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

                  (iv) no Interest Period for any Incremental Facility Loan of any Series may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Incremental Facility Loans of such Series having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Incremental Facility Loans of such Series scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

                                Credit Agreement
                                ----------------

                  (v) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day);

                  (vi) the initial Interest Period for any Tranche B-2 Term Loans that are Eurodollar Loans shall end on the Tranche B Coordination Date; and

                  (vii) notwithstanding clauses (i), (ii), (iii) and (iv) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                  "Interest Rate Protection Agreement" shall mean, for any
                   ----------------------------------
Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies. For purposes hereof, the "credit exposure" at any time of any
                                         ---------------
Person under an Interest Rate Protection Agreement to which such Person is a party shall be determined at such time in accordance with the standard methods of calculating credit exposure under similar arrangements as prescribed from time to time by the Administrative Agent, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Interest Rate Protection Agreement.

                  "Investment" shall mean, for any Person: (a) the acquisition
                   ----------
(whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of programming or advertising time by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Interest Rate Protection Agreement.

                  "Iowa Acquisition" shall mean the acquisition of CATV Systems
                   ----------------
and related assets by MCC Iowa pursuant to the Iowa Acquisition Agreement.

                                Credit Agreement
                                ----------------

                  "Iowa Acquisition Agreement" shall mean the Asset Purchase
                   --------------------------
Agreement among MCC and each of the entities constituting the Seller (as defined therein) party thereto, dated as of February 26, 2001 (Iowa/Illinois), as the same shall, subject to Section 8.19 hereof, be modified and supplemented and in effect from time to time.

                  "Iowa Acquisition Consummation Date" shall mean a date not
                   ----------------------------------
earlier than the Third Acquisition Consummation Date on which the Iowa Acquisition is consummated.

                  "Issuing Lender" shall mean Chase, as the issuer of Letters of
                   --------------
Credit under Section 2.03 hereof, together with its successors and assigns in such capacity.

                  "Lender Affiliate" shall mean, (a) with respect to any Lender,
                   ----------------
(i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Letter of Credit" shall have the meaning assigned to such
                   ----------------
term in Section 2.03 hereof.

                  "Letter of Credit Documents" shall mean, with respect to any
                   --------------------------
Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

                  "Letter of Credit Interest" shall mean, for each Revolving
                   -------------------------
Credit Lender, such Lender's participation interest (or, in the case of the Issuing Lender, the Issuing Lender's retained interest) in the Issuing Lender's liability under Letters of Credit and such Lender's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

                  "Letter of Credit Liability" shall mean, without duplication,
                   --------------------------
at any time and in respect of any Letter of Credit, the sum of (a) the undrawn face amount of such Letter of Credit plus (b) the aggregate unpaid principal
                              ----------
amount of all Reimbursement Obligations of the Borrowers at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Revolving Credit Lender (other than the Issuing

                                Credit Agreement
                                ----------------

Lender) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under Section 2.03 hereof, and the Issuing Lender shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Revolving Credit Lenders other than the Issuing Lender of their participation interests under said
Section 2.03.

                  "Lien" shall mean, with respect to any Property, any mortgage,
                   ----
lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Loan Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                  "Loan Documents" shall mean, collectively, this Agreement, the
                   --------------
Letter of Credit Documents, the Security Documents, each Management Fee Subordination Agreement and each Affiliate Subordinated Indebtedness Subordination Agreement.

                  "Loans" shall mean, collectively, the Revolving Credit Loans,
                   -----
the Tranche A Term Loans, the Tranche B Term Loans and the Incremental Facility Loans.

                  "Majority Lenders" shall mean, subject to the last paragraph
                   ----------------
of Section 11.04 hereof, Lenders having more than 50% of the sum of (a) the aggregate outstanding principal amount of the Tranche A Term Loans or, if the Tranche A Term Loans shall not have been made, the aggregate outstanding principal amount of the Tranche A Term Loan Commitments plus (b) the aggregate
                                                        ----
outstanding principal amount of the Tranche B Term Loans or, if the Tranche B Term Loans shall not have been made, the aggregate principal amount of the Tranche B Term Loan Commitments, as the case may be, plus (c) the aggregate
                                                     ----
outstanding principal amount of the Incremental Facility Loans of each Series or, if the Incremental Facility Loans of such Series shall not have been made, the aggregate outstanding principal amount of the Incremental Facility Commitments of such Series plus (d) the sum of (i) the aggregate unused
                           ----
amount, if any, of the Revolving Credit Commitments at such time plus (ii) the
                                                                 ----
aggregate amount of Letter of Credit Liabilities at such time plus (iii) the
                                                              ----
aggregate outstanding principal amount of the Revolving Credit Loans at such time.

                  The "Majority Lenders" of a particular Class of Loans shall mean Lenders having outstanding Loans, Letter of Credit Liabilities, Commitments or unused Commitments (as applicable, and determined in the manner provided above) of such Class representing more than 50% of the total outstanding Loans, Letter of Credit Liabilities, Commitments or unused Commitments of such Class at such time.

                                Credit Agreement
                                ----------------

                  "Majority Revolving Credit Lenders" shall mean Revolving
                   ---------------------------------
Credit Lenders having more than 50% of the aggregate amount of the Revolving Credit Commitments or, if the Revolving Credit Commitments shall have terminated, Revolving Credit Lenders holding more than 50% of the sum of (a) the aggregate unpaid principal amount of the Revolving Credit Loans plus (b) the aggregate amount of all Letter of Credit Liabilities.

                  "Management Agreements" shall mean, collectively, the
                   ---------------------
Management Agreements, each dated as of June 6, 2001, between MCC Georgia, MCC Illinois, MCC Iowa and MCC Missouri, respectively, and MCC, in each case as the same shall, subject to Section 8.19 hereof, be modified and supplemented and in effect from time to time.

                  "Management Fee Subordination Agreement" shall mean a
                   --------------------------------------
Management Fee Subordination Agreement substantially in the form of Exhibit F hereto between the Manager (or, as contemplated by Section 8.11 hereof, any other Person to whom the Borrowers or any of their Subsidiaries may be obligated to pay Management Fees), the Borrowers and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "Management Fees" shall mean, for any period, the sum of all
                   ---------------
fees, salaries and other compensation (including, without limitation, all Executive Compensation) paid or incurred by the Borrowers to Affiliates (other than Affiliates that are employees of the Borrowers and their Subsidiaries) in respect of services rendered in connection with the management or supervision of the Borrowers and their Subsidiaries, provided that Management Fees shall
                                      --------
exclude the aggregate amount of intercompany shared expenses payable to Mediacom Broadband, MCC or MLLC or any of their Subsidiaries that are allocated by MCC to the Borrowers and their Subsidiaries in accordance with Section 5.04 of the Guarantee and Pledge Agreement (other than the allocated amount of Executive Compensation, which Executive Compensation shall in any event constitute Management Fees hereunder).

                  "Manager" shall mean MCC, or any successor in such capacity as
                   -------
manager of the Borrowers.

                  "Margin Stock" shall mean "margin stock" within the meaning of
                   ------------
Regulations T, U and X.

                  "Material Adverse Effect" shall mean a material adverse effect
                   -----------------------
on (a) the Property, business, operations, financial condition, prospects, liabilities or capitalization of the Borrowers and their Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Loan Documents or (e) the timely payment of the

                                CREDIT AGREEMENT
                                ----------------
principal of or interest on the Loans or the Reimbursement Obligations or other amounts payable in connection therewith.

                  "MCC" shall mean Mediacom Communications Corporation, a
                   ---
Delaware corporation.

                  "Mediacom Broadband" shall mean Mediacom Broadband LLC, a
                   ------------------
Delaware limited liability company.

                  "Missouri Acquisition" shall mean the acquisition of CATV
                   --------------------
Systems and related assets by MCC Missouri pursuant to the Missouri Acquisition Agreement.

                  "Missouri Acquisition Agreement" shall mean the Asset Purchase
                   ------------------------------
Agreement among MCC and each of the entities constituting the Seller (as defined therein) party thereto, dated as of February 26, 2001 (Central Missouri), as the same shall, subject to Section 8.19 hereof, be modified and supplemented and in effect from time to time.

                  "MLLC" shall mean Mediacom LLC, a New York limited liability
                   ----
company.

                  "Multiemployer Plan" shall mean a multiemployer plan defined
                   ------------------
as such in Section 3(37) of ERISA to which contributions have been made by a Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

                  "Net Available Proceeds" shall mean:
                   ----------------------

                  (i) in the case of any Disposition, the amount of Net Cash Payments received in connection with such Disposition net of (A) the Tax Payment Amount, if any, attributable to such Disposition and (B) any transfer taxes (without duplication of taxes deducted in determining such Net Cash Payments) payable by the Borrowers or any of their Subsidiaries in respect of such Disposition;

                  (ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Borrowers and their Subsidiaries in respect of such Casualty Event net of (A) reasonable expenses incurred by the Borrowers and their Subsidiaries in connection therewith, (B) contractually required repayments of Indebtedness to the extent secured by a Lien on such Property, (C) the Tax Payment Amount, if any, attributable to such Casualty Event and (D) any transfer taxes payable by the Borrowers or any of their Subsidiaries in respect of such Casualty Event; and

                                Credit Agreement
                                ----------------

                  (iii) in the case of any Debt Issuance, the aggregate amount of all cash received by the Borrowers or any of their Subsidiaries in respect of such Debt Issuance, net of reasonable expenses incurred by the Borrowers and their Subsidiaries in connection therewith.

                  "Net Cash Payments" shall mean, with respect to any
                   -----------------
Disposition, the aggregate amount of all cash payments, and the fair market value of any non-cash consideration, received by the Borrowers and their Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Payments shall be net of the amount of any legal,
--------
accounting, broker, title and recording tax expenses, commissions, finders' fees and other fees and expenses paid by the Borrowers and their Subsidiaries in connection with such Disposition and (b) Net Cash Payments shall be net of any repayments by the Borrowers and their Subsidiaries of Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the Property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase of such Property.

                  "Obligors" shall mean, collectively, the Borrowers, Mediacom
                   --------
Broadband, MCC and, effective upon execution and delivery of any Subsidiary Guarantee Agreement, each Subsidiary of the Borrowers so executing and delivering such Subsidiary Guarantee Agreement.

                  "Operating Agreements" shall mean, collectively, the Operating
                   --------------------
Agreements, each dated as of June 6, 2001, for MCC Georgia, MCC Illinois, MCC Iowa and MCC Missouri, respectively, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "Operating Cash Flow" shall mean, for any period, the sum, for
                   -------------------
the Borrowers and their Subsidiaries (determined on a combined basis without duplication in accordance with GAAP), of the following: (a) System Cash Flow minus (b) Management Fees paid during such period to the extent not exceeding
-----
4.00% of the gross operating revenues of the Borrowers and their Subsidiaries for such period.

                  "Pay TV Units" shall mean the aggregate number of premium or
                   ------------
pay television services to which Subscribers subscribe.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or
                   ----
any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Investments" shall mean: (a) direct obligations of
                   ---------------------
the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90

                                Credit Agreement
                                ----------------
days from the date of acquisition thereof; (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; and (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.

                  "Person" shall mean any individual, corporation, company,
                   ------
voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                  "Plan" shall mean an employee benefit or other plan
                   ----
established or maintained by the Borrowers or any ERISA Affiliates and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Pledge Agreement" shall mean a Pledge Agreement substantially
                   ----------------
in the form of Exhibit C hereto between the Borrowers, each of the additional parties, if any, that becomes a "Securing Party" thereunder, and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "Post-Default Rate" shall mean a rate per annum equal to 2%
                   -----------------
plus the Base Rate as in effect from time to time plus the Applicable Margin for
----
Base Rate Loans, provided that, with respect to principal of a Eurodollar Loan
                 --------
that shall become due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise) on a day other than the last day of the Interest Period therefor, the "Post-Default Rate" shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02(b)
           ----
hereof and, thereafter, the rate provided for above in this definition.

                  "Prime Rate" shall mean the rate of interest from time to time
                   ----------
announced by Chase at its principal office in New York City as its prime commercial lending rate.

                  "Principal Payment Dates" shall mean (a) in the case of the
                   -----------------------
Term Loans, the last Business Day of March, June, September and December of each year, commencing with September 30, 2004, through and including September 30, 2010 and (b) in the case of Incremental Facility Loans of any Series, such dates as shall have been agreed upon between the Borrowers and the respective Incremental Facility Lenders of such Series pursuant to Section

                                Credit Agreement
                                ----------------

2.01(e) hereof at the time such Lenders become obligated to make such Incremental Facility Loans hereunder.

                  "Property" shall mean any right or interest in or to property
                   --------
of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Purchase Price" shall mean, without duplication, with respect
                   --------------
to any Subsequent Acquisition, an amount equal to the sum of (i) the aggregate consideration, whether cash, Property or securities (including, without limitation, any Indebtedness incurred pursuant to paragraph (f) of Section 8.07 hereof), paid or delivered by the Borrowers and their Subsidiaries in connection with such acquisition plus (ii) the aggregate amount of liabilities of the
                      ----
acquired business (net of current assets of the acquired business) that would be reflected on a balance sheet (if such were to be prepared) of the Borrowers and their Subsidiaries after giving effect to such acquisition.

                  "Quarterly Dates" shall mean the last Business Day of March,
                   ---------------
June, September and December in each year, the first of which shall be the first such day after the date of this Agreement.

                  "Quarterly Officer's Report" shall mean a quarterly report of
                   --------------------------
a Senior Officer with respect to Basic Subscribers, homes passed, revenues per Subscriber and Pay TV Units, substantially in the form of Exhibit B hereto.

                  "Quarterly Payment Period" shall mean (i) initially, the
                   ------------------------
period from and including the Closing Date through and including the Quarterly Date falling on the last Business Day of December, 2001 and (ii) thereafter, each successive three-month period from and including a Quarterly Date to but not including the next following Quarterly Date.

                  "Rate Ratio" shall mean, for any Quarterly Payment Period, the
                   ----------
daily average of the Total Leverage Ratio during the fiscal quarter ending immediately prior to the first day of such Quarterly Payment Period. By way of illustration, the Rate Ratio for a Quarterly Payment Period commencing on the last Business Day of June of any year shall be the daily average of the Total Leverage Ratio during the fiscal quarter ending on the March 31 immediately preceding the last Business Day of such June. Notwithstanding the foregoing, during the first Quarterly Payment Period (i.e. the period from and including the Closing Date to but not including the last Business Day of December 2001), the Rate Ratio shall be the Total Leverage Ratio on the Closing Date (computed on a pro forma basis after giving effect to the borrowings to be made to enable the Borrowers to effect any Broadband Acquisition being consummated on the Closing Date).

                                Credit Agreement
                                ----------------

                  "Rate Ratio Certificate" shall mean, for any Quarterly Payment
                   ----------------------
Period commencing with the Quarterly Payment Period beginning with the last Business Day of December 2001, a certificate of a Senior Officer setting forth, in reasonable detail, the calculation (and the basis for such calculation) of the Rate Ratio for use in determining the Applicable Margin hereunder during such Quarterly Payment Period.

                  "Region" shall mean each geographic region into which the CATV
                   ------
Systems of the Borrowers and their Subsidiaries are divided for operating and management purposes.

                  "Register" shall have the meaning assigned to such term in
                   --------
Section 11.06(g) hereof.

                  "Regulations A, D, T, U and X" shall mean, respectively,
                   ----------------------------
Regulations A, D, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "Regulatory Change" shall mean, with respect to any Lender,
                   -----------------
any change after the date hereof in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Reimbursement Obligations" shall mean, at any time, the
                   -------------------------
obligations of the Borrowers then outstanding, or that may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by the Issuing Lender in respect of any drawings under a Letter of Credit.

                  "Release" shall mean any release, spill, emission, leaking,
                   -------
pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

                  "Reserve Requirement" shall mean, for any Interest Period for
                   -------------------
any Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any

                                Credit Agreement
                                ----------------

Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this Section 1.01 or
(ii) any category of extensions of credit or other assets that includes Eurodollar Loans.

                  "Reserved Commitment Amount" shall have the meaning assigned
                   -------------------------
to such term in Section 2.01(a) hereof.

                  "Restricted Payments" shall mean, collectively, (a) all
                   -------------------
distributions of the Borrowers (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any portion of any ownership interest in the Borrowers or of any warrants, options or other rights to acquire any such ownership interest (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to fair market or equity value of the Borrowers or any of their Subsidiaries), (b) any payments made by a Borrower to any holders of any equity interests in the Borrowers that are designed to reimburse such holders for the payment of any taxes attributable to the operations of the Borrowers and their Subsidiaries, (c) any payments of principal of or interest on Affiliate Subordinated Indebtedness, (d) any payments in respect of Management Fees and (e) any Affiliate Letters of Credit issued by the Issuing Lender for the account of the Borrowers.

                  "Revolving Credit Availability Date" shall mean the Third
                   ----------------------------------
Acquisition Consummation Date, so long as (a) the entire amount of the Tranche B-1 Term Loans shall have been applied to the consummation of one or more of the Broadband Acquisitions (i.e. not including proceeds of Tranche B-1 Term Loans held in escrow pursuant to Section 2.01(g) hereof) and (b) no prepayments of any Tranche B Term Loans pursuant to Section 2.09 hereof shall have occurred subsequent to the date of such drawing of Term Loans.

                  "Revolving Credit Commitment" shall mean, as to each Revolving
                   ---------------------------
Credit Lender, the obligation of such Lender to make Revolving Credit Loans, and to issue or participate in Letters of Credit pursuant to Section 2.03 hereof, in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule I hereto under the caption "Revolving Credit Commitment" or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under Section 11.06(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 hereof or increased or reduced from time to time pursuant to assignments permitted under said
Section 11.06(b)). The original aggregate principal amount of the Revolving Credit Commitments is $600,000,000.


                                Credit Agreement
                                ----------------

                  "Revolving Credit Commitment Percentage" shall mean, with
                   --------------------------------------
respect to any Revolving Credit Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders.

                  "Revolving Credit Commitment Reduction Dates" shall mean the
                   -------------------------------------------
last Business Day of March, June, September and December in each year, commencing with December 31, 2004, through and including March 31, 2010.

                  "Revolving Credit Commitment Termination Date" shall mean the
                   --------------------------------------------
Revolving Credit Commitment Reduction Date falling on or nearest to March 31, 2010.

                  "Revolving Credit Lenders" shall mean (a) on the date hereof,
                   ------------------------
the Lenders having Revolving Credit Commitments on Schedule I hereto and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 11.06(b) hereof.

                  "Revolving Credit Loans" shall mean the loans provided for in
                   ----------------------
Section 2.01(a) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "Security Documents" shall mean, collectively, the Pledge
                   ------------------
Agreement, the Guarantee and Pledge Agreement and the Subsidiary Guarantee Agreements, and all Uniform Commercial Code financing statements required by the Pledge Agreement, the Guarantee and Pledge Agreement and the Subsidiary Guarantee Agreements, to be filed with respect to the security interests created pursuant to the Pledge Agreement, the Guarantee and Pledge Agreement and the Subsidiary Guarantee Agreements.

                  "Senior Officer" shall mean an individual that is the
                   --------------
chairman, chief executive officer, chief financial officer, treasurer, controller or director of corporate finance of the Manager, acting for and on behalf of the Borrowers.

                  "Series" has the meaning set forth in Section 2.01(e).
                   ------

                  "Special Reductions" shall mean, as at any date during any
                   ------------------
fiscal quarter, the aggregate amount of reductions during such fiscal quarter through such date in the undrawn face amount of Affiliate Letters of Credit issued during such fiscal quarter (i.e. excluding reductions in such face amount that occur upon a drawing under such Affiliate Letters of Credit), together with the aggregate amount of Affiliate Letters of Credit issued during such fiscal quarter that expire or are terminated during such fiscal quarter through such date without being drawn.

                                Credit Agreement
                                ----------------

                  "Subscriber" shall mean a Person who subscribes to one or more
                   ---------
of the cable television services of the Borrowers and their Subsidiaries and includes both Basic Subscribers and Persons who subscribe to Pay TV Units, but excluding each such Person who is pending disconnection for any reason or is delinquent in payment for such services for more than 60 days or who has not paid in full without discount at least one monthly bill generated in the ordinary course of business.

                  "Subsequent Acquisition Agreements" shall mean each agreement
                   ---------------------------------
pursuant to which a Subsequent Acquisition shall be consummated, as the same shall, be modified and supplemented and in effect from time to time.

                  "Subsequent Acquisitions" shall mean any acquisition permitted
                   -----------------------
under 8.05(d)(v) hereof.

                  "Subsidiary" shall mean, with respect to any Person, any
                   ----------
corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Subsidiary Guarantee Agreement" shall mean a Subsidiary
                   ------------------------------
Guarantee Agreement substantially in the form of Exhibit E hereto by a Subsidiary of a Borrower in favor of the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "Subsidiary Guarantor" shall mean any Subsidiary of the
                   --------------------
Borrowers that executes and delivers a Subsidiary Guarantee Agreement.

                  "Supplemental Capital" shall mean (a) advances made by an
                   --------------------
Affiliate to the Borrowers constituting Affiliate Subordinated Indebtedness (excluding any Cure Monies) and (b) equity contributions by an Affiliate subsequent to the date of this Agreement (excluding any Cure Monies).

                  "System Cash Flow" shall mean, for any period, the sum, for
                   ----------------
the Borrowers and their Subsidiaries (determined on a combined basis without duplication in accordance with GAAP), of the following: (a) gross operating revenues (not including extraordinary items) for


                                Credit Agreement
                                ----------------
such period minus (b) all operating expenses (not including extraordinary items)
            -----
for such period, including, without limitation, technical, programming and selling, general and administrative expenses, but excluding (to the extent included in operating expenses) income taxes, Management Fees, depreciation, amortization and interest expense (including, without limitation, all items included in Interest Expense), plus (c) any compensation received for management
                               ----
services provided by the Borrowers during such period in respect of any Franchises retained by (i) the respective Broadband Sellers pursuant to the Broadband Acquisition Agreements to which they are party and (ii) any Franchises retained by the seller pursuant to any Subsequent Acquisition Agreement during any such period plus (d) to the extent reimbursed by the Borrowers, all capital
                ----
expenditures made by the Broadband Sellers in respect of Franchises retained during such period, provided that gross operating revenues and operating expenses for any period shall exclude all extraordinary and unusual items and all non-cash items. For the purposes of determining System Cash Flow, gross operating revenues will include revenues received in cash in respect of investments, so long as such investments are recurring (i.e. reasonably expected to continue for four or more fiscal quarters) and do not for any period exceed 20% of gross operating revenues for such period (not including (i) extraordinary items and (ii) such investment revenues).

                  Notwithstanding the foregoing, (i) if during any period for which System Cash Flow is being determined the Borrowers or any of their Subsidiaries shall have consummated any acquisition of any CATV System or other business, or consummated any Disposition, then, for all purposes of this Agreement (other than for purposes of the definition of Excess Cash Flow), System Cash Flow shall be determined on a pro forma basis as if such acquisition or Disposition had been made or consummated on the first day of such period and
(ii) System Cash Flow for all purposes of this Agreement for any period ended on or before June 30, 2001 shall be calculated on a pro forma basis under the assumption that the Closing Date occurred at the beginning of such period.

                  "Tax Payment Amount" shall mean, for any period, an amount not
                   ------------------
exceeding in the aggregate the amount of Federal, state and local income taxes the Borrowers would otherwise have paid in the event they were corporations (other than "S corporations" within the meaning of Section 1361 of the Code) for such period and all prior periods.

                  "Term Loan Commitment Expiration Date" shall mean November 30,
                   ------------------------------------
2001.

                  "Term Loan Commitments" shall mean, collectively, the Tranche
                   ---------------------
A Term Loan Commitments and the Tranche B Term Loan Commitments.

                  "Term Loan Lenders" shall mean (a) on the date hereof, the
                   -----------------
Lenders having Term Loan Commitments on Schedule I hereto and (b) thereafter, the Lenders from time to time

                                Credit Agreement
                                ----------------
holding Term Loans and Term Commitments after giving effect to any assignments thereof permitted by Section 11.06(b) hereof.

                  "Term Loans" shall mean, collectively, the Tranche A Term
                   ----------
Loans and the Tranche B Term Loans.

                  "Third Acquisition Consummation Date" shall mean the date on
                   -----------------------------------
which all three of the Georgia Acquisition, the Illinois Acquisition and the Missouri Acquisition have been consummated, regardless of whether the consummation of such Acquisitions occurs on the same or different dates.

                  "Total Leverage Ratio" shall mean, as at any date, the ratio
                   --------------------
of (a) the aggregate amount of all Indebtedness of the Borrowers and their Subsidiaries (excluding Affiliate Subordinated Indebtedness and the first $10,000,000 of Capital Lease Obligations and non-recourse liens described in clauses (c) and (e) of the definition of Indebtedness as defined in this Section 1.01) as at such date to (b) the product of (x) System Cash Flow for the fiscal quarter ending on, or most recently ended prior to, such date times (y) four.
                                                              -----

                  Notwithstanding the foregoing, the Total Leverage Ratio as at any date during any fiscal quarter during which an Acquisition is consummated shall be deemed to be equal to the ratio of (a) the aggregate amount of all Indebtedness of the Borrowers and their Subsidiaries (excluding Affiliate Subordinated Indebtedness and the first $10,000,000 of Capital Lease Obligations and non-recourse liens described in clauses (c) and (e) of the definition of Indebtedness as defined in this Section 1.01) as at such date to (b) the product of Adjusted System Cash Flow for the immediately preceding fiscal quarter (or, if such date is prior to August 10, 2001, for the three-month period ended May 31, 2001) times four.
          -----

                  "Tranche A Term Loan Commitment" shall mean, as to each
                   ------------------------------
Tranche A Term Loan Lender, the obligation of such Lender to make Tranche A Term Loans in an aggregate principal amount up to, but not exceeding, the amount set forth opposite the name of such Lender on Schedule I under the caption "Tranche A Term Loan Commitment" or, in the case of a Person that becomes a Tranche A Term Loan Lender pursuant to an assignment permitted under Section 11.06(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.04 or 2.10 or increased or reduced from time to time pursuant to assignments permitted under said Section 11.06(b)). The original aggregate principal amount of the Tranche A Term Loan Commitments is $300,000,000.

                  "Tranche A Term Loan Lenders" shall mean (a) on the date
                   ---------------------------
hereof, the Lenders having Tranche A Term Loan Commitments on Schedule I and (b) thereafter, the Lenders from

                                Credit Agreement
                                ----------------
time to time holding Tranche A Term Loans and Tranche A Term Loan Commitments after giving effect to any assignments thereof permitted by Section 11.06(b).

                  "Tranche A Term Loans" shall mean the loans provided for in
                   --------------------
Section 2.01(b), which may be Base Rate Loans and/or Eurodollar Loans.

                  "Tranche B Coordination Date" shall mean the last day of the
                   ---------------------------
Interest Period for the Tranche B-1 Term Loans commencing on or after the date upon which the Tranche B-2 Term Loans shall be made (or, in the event that the Tranche B-1 Term Loans are all Base Rate Loans on the date the Tranche B-2 Term Loans shall be made, the "Tranche B Coordination Date" shall be the date the Tranche B-2 Term Loans are made); provided that if the Tranche B-2 Term Loan
                                  --------
Commitments shall terminate without the Tranche B-2 Term Loans being made, the "Tranche B Coordination Date" shall be the last day of the Interest Period for the Tranche B-1 Term Loans in effect on the date of such termination (or, in the event that on such date the Tranche B-1 Term Loans are Base Rate Loans, the "Tranche B Coordination Date" shall be the date of such termination).

                  "Tranche B Term Loan Commitments" shall mean, collectively,
                   -------------------------------
the Tranche B-1 Term Loan Commitments and the Tranche B-2 Term Loan Commitments.

                  "Tranche B Term Loan Lenders" shall mean, collectively, the
                   ---------------------------
Lenders having Tranche B-1 Term Loan Commitments and Tranche B-2 Term Loan Commitments and, as applicable, the Lenders from time to time holding Tranche B Term Loans.

                  "Tranche B Term Loans" shall mean, collectively, the Tranche
                   --------------------
B-1 Term Loans and the Tranche B-2 Term Loans which, on and after the Tranche B Coordination Date as provided in Section 1.03 hereof, shall be deemed to be a single Class of Loans designated as "Tranche B Term Loans" hereunder.

                  "Tranche B-1 Term Loan Commitment" shall mean, as to each
                   --------------------------------
Tranche B-1 Term Loan Lender, the obligation of such Lender to make Tranche B-1 Term Loans in an aggregate principal amount up to, but not exceeding, the amount set forth opposite the name of such Lender on Schedule I under the caption "Tranche B-1 Term Loan Commitment" or, in the case of a Person that becomes a Tranche B-1 Term Loan Lender pursuant to an assignment permitted under Section 11.06(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.04 or 2.10 or increased or reduced from time to time pursuant to assignments permitted under said Section 11.06(b)). The original aggregate principal amount of the Tranche B-1 Term Loan Commitments is $350,000,000.

                                Credit Agreement
                                ----------------

          "Tranche B-1 Term Loan Lenders" shall mean (a) on the date hereof, the
           -----------------------------
Lenders having Tranche B-1 Term Loan Commitments on Schedule I and (b) thereafter, the Lenders from time to time holding Tranche B-1 Term Loans and Tranche B-1 Term Loan Commitments after giving effect to any assignments thereof permitted by Section 11.06(b).

          "Tranche B-1 Term Loans" shall mean the loans provided for in Section
           ----------------------
2.01(c), which may be Base Rate Loans and/or Eurodollar Loans.

          "Tranche B-2 Term Loan Commitment" shall mean, as to each Tranche B-2
           --------------------------------
Term Loan Lender, the obligation of such Lender to make Tranche B-2 Term Loans in an aggregate principal amount up to, but not exceeding, the amount set forth opposite the name of such Lender on Schedule I under the caption "Tranche B-2 Term Loan Commitment" or, in the case of a Person that becomes a Tranche B-2 Term Loan Lender pursuant to an assignment permitted under Section 11.06(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.04 or 2.10 or increased or reduced from time to time pursuant to assignments permitted under said Section 11.06(b)). The original aggregate principal amount of the Tranche B-2 Term Loan Commitments is $150,000,000.

          "Tranche B-2 Term Loan Lenders" shall mean (a) on the date hereof, the
           -----------------------------
Lenders having Tranche B-2 Term Loan Commitments on Schedule I and (b) thereafter, the Lenders from time to time holding Tranche B-2 Term Loans and Tranche B-2 Term Loan Commitments after giving effect to any assignments thereof permitted by Section 11.06(b).

          "Tranche B-2 Term Loans" shall mean the loans provided for in Section
           ----------------------
2.01(d), which may be Base Rate Loans and/or Eurodollar Loans.

          "Type" shall have the meaning assigned to such term in Section 1.03
           ----
hereof.

          "U.S. Person" shall mean a citizen or resident of the United States of
           -----------
America, a corporation, partnership, limited liability company or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income.

          "U.S. Taxes" shall mean any present or future tax, assessment or other
           ----------
charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof.

          "Wholly Owned Subsidiary" shall mean, with respect to any Person, any
           -----------------------
corporation, partnership, limited liability company or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such Person or one or more

                                Credit Agreement
                                ----------------

Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

          "Working Capital" shall mean, as at such date, for the Borrowers and
           ---------------
their Subsidiaries (determined on a combined basis without duplication in accordance with GAAP) (a) current assets (excluding cash and cash equivalents) minus (b) current liabilities (excluding the current portion of long term debt and of any installments of principal payable hereunder).

          1.02 Accounting Terms and Determinations.
               -----------------------------------

          (a) Accounting Terms and Determinations Generally. Except as otherwise
              ---------------------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in paragraph (b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lenders hereunder (which, prior to the delivery of the first financial statements under Section 8.01 hereof, shall mean the unaudited pro forma financial statements, referred to in Section 7.02(iii) hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Lenders pursuant to Section 8.01 hereof (or, prior to the delivery of the first financial statements under Section 8.01 hereof, used in the preparation of the unaudited pro forma financial statements referred to in Section 7.02(iii) hereof) unless

          (i) the Borrowers shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or

          (ii) the Majority Lenders shall so object in writing within 30 days after delivery of such financial statements,

in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 8.01 hereof, shall mean the unaudited pro forma financial statements referred to in Section 7.02(iii) hereof).

          (b) Statement of Accounting Variations. The Borrowers shall deliver to
              ----------------------------------
the Lenders at the same time as the delivery of any annual or quarterly financial statement under

                                Credit Agreement
                                ----------------

Section 8.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of paragraph (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

          (c) Changes in Fiscal Periods. To enable the ready and consistent
              -------------------------
determinat on of compliance with the covenants set forth in Section 8 hereof, none of the Borrowers will change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

          1.03 Classes and Types of Loans. Loans hereunder are distinguished by
               --------------------------
"Class" and by "Type". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Credit Loan, a Tranche A Term Loan, a Tranche B Term Loan (including a Tranche B-1 Term Loan and a Tranche B-2 Term
Loan) or an Incremental Facility Loan of any Series, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type. Loans may be identified by both Class and Type. Incremental Facility Loans and Incremental Facility Commitments shall be classified by Series, each of which shall be considered a separate Class. On and after the Tranche B Coordination Date, the Tranche B-1 Term Loans and Tranche B-2 Term Loans shall be deemed to be a single Class of Loans designated as "Tranche B Term Loans" hereunder.

          1.04 Subsidiaries. None of the Borrowers has any Subsidiaries on the
               ------------
date hereof; reference in this Agreement to Subsidiaries of the Borrowers shall be deemed inapplicable until such time as the Majority Lenders shall consent to the creation of such Subsidiaries or such Subsidiaries shall in fact come into existence in accordance with the terms hereof.

          1.05 Nature of Obligations of Borrowers. It is the intent of the
               ----------------------------------
parties hereto that the Borrowers shall be jointly and severally obligated hereunder and under the notes executed and delivered by the Borrowers pursuant to Section 2.08(d) hereof, as co-borrowers under this Agreement and as co-makers on such notes, in respect of the principal of and interest on, and all other amounts owing in respect of, the Loans and such notes.

                                Credit Agreement
                                ----------------

          Section 2. Commitments, Loans and Prepayments.
                     ----------------------------------

          2.01 Loans.
               -----

          (a) Revolving Credit Loans. Each Revolving Credit Lender severally
              ----------------------
agrees, on the terms and conditions of this Agreement, to make loans to the Borrowers in Dollars during the period from and including the Revolving Credit Availability Date to but not including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time, provided that in no event shall the
                                       --------
aggregate principal amount of all Revolving Credit Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time that are available at such time under the third paragraph of this Section 2.01(a). Subject to the terms and conditions of this Agreement, during such period the Borrowers may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type (as provided in Section 2.09 hereof) or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type (as provided in Section 2.09 hereof).

          Proceeds of Revolving Credit Loans shall be available for any use permitted under Section 8.17(a) hereof, provided that, in the event that as
                                        --------
contemplated by clause (x) of the second paragraph of Section 2.10(d) hereof, the Borrowers shall prepay Revolving Credit Loans from the proceeds of a Disposition hereunder, then an amount of Revolving Credit Commitments equal to the amount of such prepayment (herein the "Reserved Commitment Amount") shall be
                                           --------------------------
reserved and shall not be available for borrowings hereunder except and to the extent that the proceeds of such borrowings are to be applied to make Subsequent Acquisitions permitted under Section 8.05 hereof or to make prepayments of Loans under clause (y) of the second paragraph of Section 2.10(d) hereof. The Borrowers agree, upon the occasion of any borrowing of Revolving Credit Loans hereunder that is to constitute a utilization of any Reserved Commitment Amount, to advise the Administrative Agent in writing of such fact at the time of such borrowing, identifying the amount of such borrowing that is to constitute such utilization, the Subsequent Acquisition, if any, in respect of which the proceeds of such borrowing are to be applied and the reduced Reserved Commitment Amount to be in effect after giving effect to such borrowing.

          Anything herein to the contrary notwithstanding, only $200,000,000 of the Revolving Credit Commitments will become available on the Revolving Credit Availability Date; the remaining $400,000,000 of the Revolving Credit Commitments will become available

                                Credit Agreement
                                ----------------
on the Iowa Acquisition Consummation Date and then only so long as (i) the same shall occur on or before November 30, 2001, (ii) the full original aggregate committed amounts of the Tranche A and Tranche B Term Loan Commitments shall have been drawn on or before such date and applied to the consummation of one or more of the Broadband Acquisitions (i.e. not including proceeds of Tranche B Term Loans held in escrow pursuant to Section 2.01(g) hereof) and (iii) no prepayments of any Term Loans pursuant to Section 2.09 hereof shall have occurred subsequent to the date of such drawing of Term Loans (it being understood that, as provided in Section 2.04(c) hereof, the Revolving Credit Commitments shall be automatically reduced to $200,000,000 on November 30, 2001 if such remaining $400,000,000 does not become available hereunder on or before said date).

          (b) Tranche A Term Loans. Each Tranche A Term Loan Lender severally
              --------------------
agrees, on the terms and conditions of this Agreement, to make term loans to the Borrowers in Dollars during the period from and including the Iowa Acquisition Consummation Date to and including the Term Loan Commitment Expiration Date in an aggregate principal amount up to but not exceeding the amount of the Tranche A Term Loan Commitment of such Lender. Subject to the terms and conditions of this Agreement, during such period the Borrowers may borrow the Tranche A Term Loan Commitments by means of Base Rate Loans and Eurodollar Loans, and thereafter the Borrowers may Convert Tranche A Term Loans of one Type into Tranche A Term Loans of another Type (as provided in Section 2.09 hereof) or Continue Tranche A Term Loans of one Type as Tranche A Term Loans of the same Type (as provided in Section 2.09 hereof). Amounts prepaid or repaid in respect of Tranche A Term Loans may not be reborrowed.

          Proceeds of Tranche A Term Loans hereunder shall be available for any use permitted under the first sentence of Section 8.17(b) hereof.

          Anything herein to the contrary notwithstanding, the Tranche A Term Loan Commitments will become available on the Iowa Acquisition Consummation Date only so long as (i) the same shall occur on or before November 30, 2001, (ii) the full original aggregate committed amounts of the Tranche B Term Loan Commitments shall have been drawn on or before such date and applied to the consummation of one or more of the Broadband Acquisitions (i.e. not including proceeds of Tranche B Term Loans held in escrow pursuant to Section 2.01(g) hereof) and (iii) no prepayments of any Tranche B Term Loans pursuant to Section
2.09 hereof shall have occurred subsequent to the date of such drawing of Tranche B Term Loans (it being understood that, as provided in Section 2.04(c) hereof, the Tranche A Term Loan Commitments shall be automatically terminated on November 30, 2001 if they do not become available hereunder on or before said date).

          (c) Tranche B-1 Term Loans. Each Tranche B-1 Term Loan Lender
              ----------------------
severally agrees, on the terms and conditions of this Agreement, to make term loans to the Borrowers in Dollars from and including the Third Acquisition Consummation Date to and including the Term

                                Credit Agreement
                                ----------------

Loan Commitment Expiration Date in an aggregate principal amount up to but not exceeding the amount of the Tranche B-1 Term Loan Commitment of such Lender. Subject to the terms and conditions of this Agreement, during such period the Borrowers may borrow the Tranche B-1 Term Loan Commitments by means of Base Rate Loans and Eurodollar Loans, and thereafter the Borrowers may Convert Tranche B-1 Term Loans of one Type into Tranche B-1 Term Loans of another Type (as provided in Section 2.09 hereof) or Continue Tranche B-1 Term Loans of one Type as Tranche B-1 Term Loans of the same Type (as provided in Section 2.09 hereof). Amounts prepaid or repaid in respect of Tranche B-1 Term Loans may not be reborrowed.

          Proceeds of Tranche B-1 Term Loans hereunder shall be available for any use permitted under the first sentence of Section 8.17(b) hereof.

          Anything herein to the contrary notwithstanding, except as provided in
Section 2.01(g) hereof, the Tranche B-1 Term Loan Commitments will become available on the Third Acquisition Consummation Date but only so long as the same shall occur on or before the date sixty days after the date hereof (it being understood that, as provided in Section 2.04(c) hereof, the Tranche B-1 Term Loan Commitments shall be automatically terminated on said date if they are not fully drawn on or before said date).

          (d) Tranche B-2 Term Loans. Each Tranche B-2 Term Loan Lender
              ----------------------
severally agrees, on the terms and conditions of this Agreement, to make term loans to the Borrowers in Dollars from and including the Iowa Acquisition Consummation Date to and including the Term Loan Commitment Expiration Date in an aggregate principal amount up to but not exceeding the amount of the Tranche B-2 Term Loan Commitment of such Lender. Subject to the terms and conditions of this Agreement, during such period the Borrowers may borrow the Tranche B-2 Term Loan Commitments by means of Base Rate Loans and Eurodollar Loans, and thereafter the Borrowers may Convert Tranche B-2 Term Loans of one Type into Tranche B-2 Term Loans of another Type (as provided in Section 2.09 hereof) or Continue Tranche B-2 Term Loans of one Type as Tranche B-2 Term Loans of the same Type (as provided in Section 2.09 hereof). Amounts prepaid or repaid in respect of Tranche B-2 Term Loans may not be reborrowed.

          Proceeds of Tranche B-2 Term Loans hereunder shall be available for any use permitted under the first sentence of Section 8.17(b) hereof.

          Anything herein to the contrary notwithstanding, except as provided in
Section 2.01(g) hereof, the Tranche B-2 Term Loan Commitments will become available on the Iowa Acquisition Consummation Date but only so long as the same shall occur on or before the date sixty days after the date hereof (it being understood that, as provided in Section 2.04(c) hereof, the Tranche B-2 Term Loan Commitments shall be automatically terminated on said date if they are not fully drawn on or before said date).

          (e) Incremental Facility Loans. In addition to borrowings of Term
              --------------------------
Loans and Revolving Credit Loans provided above, at any time during the Incremental Facility Availability

                                Credit Agreement
                                ----------------

Period the Borrowers may from time to time request that the Lenders offer to enter into commitments to make additional term loans to the Borrowers hereunder, which commitment of any Lender shall not be less than $10,000,000 and not greater than $100,000,000. In the event that one or more of the Lenders offer, in their sole discretion, to enter into such commitments, and such Lenders and the Borrowers agree pursuant to an instrument in writing (the form and substance of which shall be satisfactory, and a copy of which shall be delivered, to the Administrative Agent and the Lenders making such Loans) as to the amount of such commitments that shall be allocated to the respective Lenders making such offers, the fees (if any) to be payable by the Borrowers in connection therewith and the amortization and interest rate to be applicable thereto, such Lenders shall become obligated to make Incremental Facility Loans under this Agreement in an amount equal to the amount of their respective Incremental Facility Commitments. The Incremental Facility Loans to be made pursuant to any such agreement between the Borrowers and one or more Lenders in response to any such request by the Borrowers shall be deemed to be a separate "Series" of
                                                           ------
Incremental Facility Loans for all purposes of this Agreement.

          Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Facility Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Facility Loans) shall be $25,000,000, (ii) the aggregate principal amount of all unused Incremental Facility Commitments and Incremental Facility Loans shall not exceed (x) $200,000,000 prior to the Iowa Acquisition Consummation Date and (y) $500,000,000 thereafter, (iii) in no event shall the final maturity date for the Incremental Facility Loans of any Series be earlier than the final Principal Payment Date for the Term Loans, nor shall the amortization for any Incremental Facility Loans of any Series be at a rate faster (i.e. earlier) than the rate of amortization of the Term Loans (the determination of whether or not such amortization is faster to be made by the Administrative Agent) and (iv) except for the amortization and interest rate to be applicable thereto, and any fees to be paid in connection therewith, the Incremental Facility Loans of any Series shall have the same terms as the Tranche B Term Loans.

          Proceeds of Incremental Facility Loans hereunder shall be available for any use permitted under the last sentence of Section 8.17(b) hereof.

          (f) Certain Limitations on Eurodollar Loans. No more than seven
              ---------------------------------------
separate Interest Periods in respect of Eurodollar Loans of a Class from each Lender may be outstanding at any one time. In addition, prior to the Tranche B Coordination Date, no Tranche B-1 Term Loan shall have an Interest Period with a duration longer than one month and, upon the making of the Tranche B-2 Term Loans (to the extent that the Borrowers request that such Loans be Eurodollar Loans), the initial Interest Period therefor shall have a duration commencing on the date of such Loans and ending on the Tranche B Coordination Date.

                                Credit Agreement
                                ----------------

          (g) Escrow Availability. Notwithstanding Section 2.01(c) and 2.01(d)
              -------------------
hereof, the Tranche B Term Loans may be borrowed prior to the Third Acquisition Consummation Date (in the case of the Tranche B-1 Term Loans) or the Iowa Acquisition Consummation Date (in the case of the Tranche B-2 Term Loans), but not later than the date 60 days after the date hereof, to the extent that the proceeds of such Loans are deposited in escrow with the Administrative Agent. Any funds so deposited shall constitute collateral security for the Tranche B Term Loans only and, upon request of the Borrowers, shall be available for release from escrow in the respective amounts and subject to the same respective conditions that would be applicable to the making of the Tranche B Term Loans as provided herein, provided that to the extent such conditions have not been
                 --------
satisfied, and such funds have not been released from escrow, on or before November 30, 2001, then on such date, such funds shall be applied to the prepayment of the Tranche B Term Loans.

          2.02 Borrowings. The Borrowers shall give the Administrative Agent
               ----------
notice of each borrowing hereunder as provided in Section 4.05 hereof. Not later than 1:00 p.m. New York time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Administrative Agent, at an account designated by the Administrative Agent to the Lenders, in immediately available funds, for account of the Borrowers. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrowers by depositing the same, in immediately available funds, in an account of the Borrowers designated by the Borrowers and maintained with Chase at its principal office.

          2.03 Letters of Credit. Subject to the terms and conditions of this
               -----------------
Agreement, the Revolving Credit Commitments may be utilized, upon the request of the Borrowers, in addition to the Revolving Credit Loans provided for by Section 2.01(a) hereof, by the issuance by the Issuing Lender of letters of credit (collectively, "Letters of Credit") for account of the Borrowers or any of their
                -----------------
Subsidiaries (as specified by the relevant Borrower), provided that in no event
                                                      --------
shall (i) the aggregate amount of all Letter of Credit Liabilities, together with the aggregate principal amount of the Revolving Credit Loans, exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time that are available at such time under the third paragraph of Section 2.01(a) hereof, (ii) any Letter of Credit be available prior to the Revolving Credit Availability Date, (iii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed (x) $50,000,000 prior to the Iowa Acquisition Consummation Date or (y) $200,000,000 thereafter and (iv) the expiration date of any Letter of Credit extend beyond the earlier of the date five Business Days prior to the Revolving Credit Commitment Termination Date and the date twelve months following the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit, so long as such renewal or extension occurs within three months of such then-current expiration date). The Borrowers may request the Issuing Lender to issue Letters of Credit for the account of the Borrowers to support an obligation of an Affiliate of the Borrowers so long as the

                                Credit Agreement
                                ----------------
face amount of such Letter of Credit does not exceed the amount of Restricted Payments the Borrowers may then make pursuant to Section 8.09(d). The following additional provisions shall apply to Letters of Credit:

          (a) Notice of Issuance. The Borrowers shall give the Administrative
              ------------------
     Agent at least three Business Days' irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than 30 days preceding the Revolving Credit Commitment Termination Date) each Letter of Credit is to be issued and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) and the nature of the transactions or obligations proposed to be supported thereby (including whether such Letter of Credit is to be a commercial letter of credit or a standby letter of credit). Upon receipt of any such notice, the Administrative Agent shall advise the Issuing Lender of the contents thereof.

          (b) Participations in Letters of Credit. On each day during the period
              -----------------------------------
     commencing with the issuance by the Issuing Lender of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Revolving Credit Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's Revolving Credit Commitment Percentage of the then undrawn face amount of such Letter of Credit. Each Revolving Credit Lender (other than the Issuing Lender) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Lender's liability under such Letter of Credit in an amount equal to such Lender's Revolving Credit Commitment Percentage of such liability, and each Revolving Credit Lender (other than the Issuing Lender) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Lender to pay and discharge when due, its Revolving Credit Commitment Percentage of the Issuing Lender's liability under such Letter of Credit.

          (c) Notice by Issuing Lender of Drawings. Upon receipt from the
              ------------------------------------
     beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Lender shall promptly notify the Borrowers (through the Administrative Agent) of the amount to be paid by the Issuing Lender as a result of such demand and the date on which payment is to be made by the Issuing Lender to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, the Borrowers hereby jointly and severally unconditionally agree to pay and reimburse the Administrative Agent for account of the Issuing Lender for the amount of each demand for payment under such Letter of Credit that is in substantial compliance with the provisions of such Letter of Credit at or prior to the date on which payment is to be made by the Issuing Lender to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind.

                                Credit Agreement
                                ----------------

          (d) Notice by the Borrowers of Borrowing for Reimbursement. Forthwith
              ------------------------------------------------------
     upon its receipt of a notice referred to in paragraph (c) of this Section 2.03, the Borrowers shall advise the Administrative Agent whether or not the Borrowers intend to borrow hereunder to finance their obligation to reimburse the Issuing Lender for the amount of the related demand for payment and, if they do, submit a notice of such borrowing as provided in
     Section 4.05 hereof.

          (e) Payments by Revolving Credit Lenders to Issuing Lender. Each
              ------------------------------------------------------
     Revolving Credit Lender (other than the Issuing Lender) shall pay to the Administrative Agent for account of the Issuing Lender at its principal office in Dollars and in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit upon notice by the Issuing Lender (through the Administrative Agent) to such Revolving Credit Lender requesting such payment and specifying such amount. Each such Revolving Credit Lender's obligation to make such payment to the Administrative Agent for account of the Issuing Lender under this paragraph (e), and the Issuing Lender's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Revolving Credit Lender to make its payment under this paragraph (e), the financial condition of the Borrowers (or any other account party), the existence of any Default or the termination of the Commitments. Each such payment to the Issuing Lender shall be made without any offset, abatement, withholding or reduction whatsoever. If any Revolving Credit Lender shall default in its obligation to make any such payment to the Administrative Agent for account of the Issuing Lender, for so long as such default shall continue the Administrative Agent may at the request of the Issuing Lender withhold from any payments received by the Administrative Agent under this Agreement for account of such Revolving Credit Lender the amount so in default and, to the extent so withheld, pay the same to the Issuing Lender in satisfaction of such defaulted obligation.

          (f) Participations in Reimbursement Obligations. Upon the making of
              -------------------------------------------
     each payment by a Revolving Credit Lender to the Issuing Lender pursuant to paragraph (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent, the Issuing Lender or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Lender by the Borrowers hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender's Revolving Credit Commitment Percentage in any interest or other amounts payable by the Borrowers hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to the Issuing Lender

                                Credit Agreement
                                ----------------
     pursuant to paragraph (g) of this Section 2.03). Upon receipt by the Issuing Lender from or for the account of the Borrowers of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of setoff or application of proceeds of any collateral security) the Issuing Lender shall promptly pay to the Administrative Agent for the account of each Revolving Credit Lender entitled thereto, such Revolving Credit Lender's Revolving Credit Commitment Percentage of such payment, each such payment by the Issuing Lender to be made in the same money and funds in which received by the Issuing Lender. In the event any payment received by the Issuing Lender and so paid to the Revolving Credit Lenders hereunder is rescinded or must otherwise be returned by the Issuing Lender, each Revolving Credit Lender shall, upon the request of the Issuing Lender (through the Administrative Agent), repay to the Issuing Lender (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in paragraph (j) of this Section 2.03.

          (g) Letter of Credit Fees. The Borrowers shall pay to the
              ---------------------
     Administrative Agent for account of each Revolving Credit Lender (ratably in accordance with their respective Revolving Credit Commitment Percentages) a letter of credit fee in respect of each Letter of Credit in an amount equal to the Applicable Margin, in effect from time to time, for Revolving Credit Loans that are Eurodollar Loans on the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day).

          In addition, the Borrowers shall pay to the Administrative Agent for account of the Issuing Lender a fronting fee in respect of each Letter of Credit in an amount equal to 1/4 of 1% per annum of the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day) plus all commissions, charges, costs and expenses in the amounts customarily charged by the Issuing Lender

                                Credit Agreement
                                ----------------
     from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto.

          (h) Information Provided by Issuing Lender. Promptly following the end
              --------------------------------------
     of each calendar month, the Issuing Lender shall deliver (through the Administrative Agent) to each Revolving Credit Lender and the Borrowers a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month. Upon the request of any Revolving Credit Lender from time to time, the Issuing Lender shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

          (i) Conditions Precedent to Issuance. The issuance by the Issuing
              --------------------------------
     Lender of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 6 hereof, be subject to the conditions precedent that (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the Issuing Lender consistent with its then current practices and procedures with respect to letters of credit of the same type and (ii) the Borrowers shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Issuing Lender shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control.

          (j) Interest Payable to Issuing Lender by Revolving Credit Lenders. To
              --------------------------------------------------------------
     the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraph (e) or (f) of this Section 2.03 on the due date therefor, such Lender shall pay interest to the Issuing Lender (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Rate, provided that if such Lender shall fail to make such payment to the Issuing Lender within three Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the Post-Default Rate.

          (k) Modifications and Supplements. The issuance by the Issuing Lender
              -----------------------------
     of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions applicable under this Section 2.03 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (ii) each Revolving Credit Lender shall have consented thereto.

                                Credit Agreement
                                ----------------

The Borrowers hereby indemnify and hold harmless each Revolving Credit Lender and the Administrative Agent from and against any and all claims and damages, losses, liabilities, costs or expenses that such Lender or the Administrative Agent may incur (or that may be claimed against such Lender or the Administrative Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or refusal to pay by the Issuing Lender under any Letter of Credit; provided that the Borrowers shall
                                               --------
not be required to indemnify any Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Issuing Lender in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) in the case of the Issuing Lender, such Lender's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.03 is intended to limit the other obligations of the Borrowers, any Lender or the Administrative Agent under this Agreement.

          2.04 Changes of Commitments.
               ----------------------

          (a) Scheduled Reductions of Revolving Credit Commitments. The
              ----------------------------------------------------
aggregate amount of the Revolving Credit Commitments shall be automatically reduced to zero on the Revolving Credit Commitment Termination Date. In addition, the aggregate amount of the Revolving Credit Commitments shall be automatically reduced on each Revolving Credit Commitment Reduction Date set forth in column (A) below by an amount (subject to reduction pursuant to paragraph (d) below) equal to the percentage of the Final Commitment Amount (as defined below) set forth in column (B) below opposite such Revolving Credit Commitment Reduction Date:

                       (A)                                      (B)
                 Revolving Credit                        Revolving Credit
               Commitment Reduction                     Commitments Reduced
                Date Falling on or                       by the Following
                    Nearest to:                            Percentages:
                    ----------                             -----------

          December 31, 2004                                     2.000%

          March 31, 2005                                        2.500%
          June 30, 2005                                         2.500%
          September 30, 2005                                    2.500%
          December 31, 2005                                     2.500%

                                Credit Agreement
                                ----------------

          March 31, 2006                                        3.125%
          June 30, 2006                                         3.125%
          September 30, 2006                                    3.125%
          December 31, 2006                                     3.125%

          March 31, 2007                                        5.000%
          June 30, 2007                                         5.000%
          September 30, 2007                                    5.000%
          December 31, 2007                                     5.000%

          March 31, 2008                                        5.000%
          June 30, 2008                                         5.000%
          September 30, 2008                                    5.000%
          December 31, 2008                                     5.000%

          March 31, 2009                                        6.875%
          June 30, 2009                                         6.875%
          September 30, 2009                                    6.875%
          December 31, 2009                                     6.875%

          March 31, 2010                                        8.000%

          For purposes hereof, the "Final Commitment Amount" shall mean the
                                    -----------------------
aggregate amount of the Revolving Credit Commitments as at the close of business on November 30, 2001 giving effect to any reduction that shall occur on such date pursuant to Section 2.04(c) hereof.

          (b) Optional Reductions of Commitments. The Borrowers shall have the
              ----------------------------------
right at any time or from time to time (i) so long as no Revolving Credit Loans or Letter of Credit Liabilities are outstanding, to terminate the Revolving Credit Commitments, (ii) so long as no Term Loans of either Class are outstanding, to terminate the Term Loan Commitments, (iii) so long as no Incremental Facility Loans of a Series are outstanding, to terminate the Incremental Facility Commitments of such Series and (iv) to reduce the aggregate unused amount of the Revolving Credit Commitments or Incremental Facility Commitments of any Series (for which purpose use of the Revolving Credit Commitments shall be deemed to include the aggregate amount of Letter of Credit Liabilities); provided that (x) the Borrowers shall give notice of each such
              --------
termination or reduction as provided in Section 4.05 hereof, (y) each partial reduction shall be in an aggregate amount at least equal to $1,000,000 (or a larger multiple of $500,000) and (z) prior to the making of the initial Loans hereunder, each such reduction of Commitments shall be applied ratably to the Commitments of each Class.

                                Credit Agreement
                                ----------------

          (c) Mandatory Reductions or Terminations of Commitments. In the event
              ---------------------------------------------------
that the portion of the Revolving Credit Commitments in excess of $200,000,000 does not become available on or before November 30, 2001, as provided in the last paragraph of Section 2.01(a) hereof then, on such date, the aggregate amount of the Revolving Credit Commitments shall be automatically reduced to $200,000,000. In the event that the Tranche A Term Loan Commitments do not become available on or before November 30, 2001, as provided in the last paragraph of Section 2.01(b) hereof then, on such date, the full aggregate amount of the Tranche A Term Loan Commitments shall be terminated. In the event that the Tranche B Term Loan Commitments are not fully drawn on or before the date sixty days after the date hereof, as provided in the last paragraph of
Section 2.01(c) hereof (in the case of the Tranche B-1 Term Loans) and Section 2.01(d) hereof (in the case of the Tranche B-2 Term Loans) then, on such date, the full aggregate amount of the Tranche B Term Loan Commitments shall be terminated. The aggregate amount of the Incremental Facility Commitments of any Series shall be automatically reduced to zero on the close of business on the last day of the Incremental Facility Availability Period.

          (d) Application of Reductions. Each reduction in the aggregate amount
              -------------------------
of the Revolving Credit Commitments pursuant to paragraph (b) or (c) above, or pursuant to paragraphs (b) or (c) of Section 2.10 hereof, on any date, shall be applied to the reductions set forth in the schedule in paragraph (a) above ratably to the remaining installments thereof. Each reduction in the aggregate amount of the Revolving Credit Commitments pursuant to paragraphs (a) or (d) of
Section 2.10 hereof, on any date, shall be applied to the reductions set forth in the schedule in paragraph (a) above in the direct order of maturity.

          (e) No Reinstatement. The Commitments once terminated or reduced may
              ----------------
not be reinstated.

          2.05 Commitment Fee. The Borrowers shall pay to the Administrative
               --------------
Agent for account of each Revolving Credit Lender a commitment fee on the daily average unused amount of such Lender's Revolving Credit Commitment (for which purpose (i) the aggregate amount of any Letter of Credit Liabilities shall be deemed to be a pro rata (based on the Revolving Credit Commitments) use of each Lender's Revolving Credit Commitment and (ii) any Reserved Commitment Amount shall be deemed to be unused), for the period from and including the date hereof to but not including the earlier of the date such Revolving Credit Commitment is terminated and the Revolving Credit Commitment Termination Date, at a rate per annum equal to (x) 1/2 of 1% at any time the then-current Rate Ratio (determined pursuant to Section 3.03 hereof) is greater than 5.00 to 1 and (y) 3/8 of 1% at any time the then-current Rate Ratio (so determined) is equal to or less than
5.00 to 1, provided that for the period from and including the date hereof to
           --------
but excluding the Closing Date, such commitment fee shall be determined based on the assumption that the Rate Ratio is less than 5.00 to 1, provided further that
                                                           -------- -------
the commitment fee described in the foregoing clauses (x) or (y) will be increased by 1/8 of 1% for any period

                                Credit Agreement
                                ----------------
during which the aggregate outstanding principal amount of the Revolving Credit Loans and Letter of Credit Liabilities shall be less than 50% of the aggregate principal amount of the Revolving Credit Commitments. The Borrowers shall pay to the Administrative Agent for account of each Incremental Facility Lender of any Series a commitment fee in such amounts, and on such dates, as shall have been agreed to by the Borrowers and such Incremental Facility Lender upon the allocation of the Incremental Facility Commitment of such Series to such Lender pursuant to Section 2.01(e) hereof. Accrued commitment fee shall be payable on each Quarterly Date and on the earlier of the date the relevant Commitments are terminated and the Revolving Credit Commitment Termination Date or the Incremental Facility Commitment Termination Date, as the case may be.

          2.06 Lending Offices. The Loans of each Type made by each Lender shall
               ---------------
be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

          2.07 Several Obligations; Remedies Independent. The failure of any
               -----------------------------------------
Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and (except as otherwise provided in Section 4.06 hereof) no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement (including, without limitation, exercising any rights of off-set) without first obtaining the prior written consent of the Administrative Agent or the Majority Lenders, it being the intent of the Lenders that any such action to protect or enforce rights under this Agreement shall be taken in concert and at the direction or with the consent of the Administrative Agent or the Majority Lenders and not individually by a single Lender.

          2.08 Loan Accounts; Promissory Notes.
               -------------------------------

          (a) Maintenance of Records by Lenders. Each Lender shall maintain in
              ---------------------------------
accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender to the Borrowers, including the amounts of principal and interest payable and paid to such Lender by the Borrowers from time to time hereunder.

          (b) Maintenance of Records by the Administrative Agent. The
              --------------------------------------------------
Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder to the Borrowers, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and

                                Credit Agreement
                                ----------------
payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers for the account of the Lenders and each Lender's share thereof.

          (c) Effect of Entries. The entries made in the accounts maintained
              -----------------
pursuant to paragraph (a) or (b) of this Section shall be prima facie evidence
                                                          ----- -----
of the existence and amounts of the obligations recorded therein; provided that
                                                                  --------
the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

          (d) Promissory Notes. Any Lender may request that Loans of any Class
              ----------------
made by it to the Borrowers be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans of the Borrowers evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 11.06 hereof) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          2.09 Optional Prepayments and Conversions or Continuations of Loans.
               --------------------------------------------------------------
Subject to Section 4.04 hereof, the Borrowers shall have the right to prepay Loans, or to Convert Loans of one Type into Loans of another Type or Continue Loans of one Type as Loans of the same Type, at any time or from time to time, provided that:
--------
          (a) the Borrowers shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder);

          (b) Eurodollar Loans may be prepaid or Converted at any time from time to time, provided that the Borrowers shall pay any amounts owing under
              --------
     Section 5.05 hereof in the event of any such prepayment or Conversion on any date other than the last day of an Interest Period for such Loans;

          (c) prepayments of any Class of Term Loans or Incremental Facility Loans shall be applied to the remaining installments of such Loans ratably in accordance with the respective principal amounts thereof; and

          (d) any Conversion or Continuation of Eurodollar Loans shall be subject to the provisions of Section 2.01(f) hereof.

                                Credit Agreement
                                ----------------

It shall not be necessary in connection with the prepayment of any Class of Term Loans or Incremental Facility Loans that concurrent prepayments be made of any other Class of Loans. Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Section 9 hereof, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of the Borrowers to Convert any Loan into a Eurodollar Loan, or to Continue any Loan as a Eurodollar Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as Base Rate Loans.

          2.10 Mandatory Prepayments and Reductions of Commitments.
               ---------------------------------------------------

          (a) Casualty Events. Upon the date 270 days following the receipt by
              ---------------
any Borrower or any of its Subsidiaries of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any Property of any of the Borrowers or any of their Subsidiaries (or upon such earlier date as the Borrowers or any such Subsidiary, as the case may be, shall have determined not to repair or replace the Property affected by such Casualty Event), the Borrowers shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event not theretofore applied (or committed to be applied pursuant to executed construction contracts or equipment orders) to the repair or replacement of such Property, such prepayment to be effected in each case in the manner and to the extent specified in paragraph (e) of this Section 2.10. Notwithstanding the foregoing, the Borrowers shall not be required to make any prepayment (and/or provide cover for Letter of Credit Liabilities) under this paragraph (a), and the Commitments shall not be subject to automatic reduction, until the aggregate amount of the Net Available Proceeds that must be prepaid under this paragraph
(a) exceeds $20,000,000.

          (b) Excess Cash Flow. Not later than the date 150 days after the end
              ----------------
of each fiscal year of the Borrowers (or, if earlier, 30 days after the delivery of the audited financial statements for such fiscal year pursuant to Section 8.01(b) hereof), commencing with the fiscal year ending on December 31, 2004, the Borrowers shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to the excess of
(A) 50% of Excess Cash Flow for such fiscal year over (B) the aggregate amount of voluntary prepayments of Term Loans and Incremental Facility Loans made during such fiscal year pursuant to Section 2.09 hereof (other than that portion, if any, of such prepayments applied to installments of the Term Loans and Incremental Facility Loans falling due in such fiscal year), such prepayment and reduction to be effected in each case in the manner and to the extent specified in paragraph (e) of this Section 2.10.

                                Credit Agreement
                                ----------------

          (c) Debt Issuances. Upon any Debt Issuance, the Borrowers shall prepay
              --------------
the Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof, such prepayment and reduction to be effected in each case in the manner and to the extent specified in paragraph (e) of this Section 2.10.

          (d) Sale of Assets. Without limiting the obligation of the Borrowers
              --------------
to obtain the consent of the Majority Lenders pursuant to Section 8.05 hereof to any Disposition not otherwise permitted hereunder, in the event that the Net Available Proceeds of any Disposition (herein, the "Current Disposition"), and
                                                    -------------------
of all prior Dispositions after the date hereof as to which a prepayment has not yet been made under this Section 2.10(d), shall exceed $20,000,000 then, no later than five Business Days prior to the occurrence of the Current Disposition, the Borrowers will deliver to the Lenders a statement, certified by a Senior Officer, in form and detail satisfactory to the Administrative Agent, of the amount of the Net Available Proceeds of the Current Disposition and of all such prior Dispositions and will prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of the Current Disposition and such prior Dispositions, such prepayment and reduction to be effected in each case in the manner and to the extent specified in paragraph (e) of this Section 2.10.

          Notwithstanding the foregoing, the Borrowers shall not be required to make a prepayment pursuant to this paragraph (d) with respect to Net Available Proceeds from any Disposition in the event that the Borrowers advise the Administrative Agent at the time the Net Available Proceeds from such Disposition are received that they intend to reinvest such Net Available Proceeds in replacement assets pursuant to an Acquisition permitted under
Section 8.05(d)(v) hereof so long as

          (x) such Net Available Proceeds are either (i) held by (A) the Administrative Agent or (B) as permitted under the Section 4.01 of the Pledge Agreement, a Qualified Intermediary (as defined thereunder), in the Collateral Account pending such reinvestment, in which event the Administrative Agent (or the Qualified Intermediary, as the case may be) need not release such Net Available Proceeds except upon presentation of evidence satisfactory to it that such Net Available Proceeds are to be so reinvested in compliance with the provisions of this Agreement or (ii) applied by the Borrowers to the prepayment of Revolving Credit Loans hereunder (in which event the Borrowers agree to advise the Administrative Agent in writing at the time of such prepayment of Revolving Credit Loans that such prepayment is being made from the proceeds of a Disposition and that, as contemplated by Section 2.01(a) hereof, a portion of the Revolving Credit Commitments hereunder equal to the amount of such prepayment gives rise to a Reserved

                                Credit Agreement
                                ----------------

     Commitment Amount that shall be available hereunder only for purposes of making an acquisition under Section 8.05(d)(v) hereof),

          (y) the Net Available Proceeds from any Disposition are in fact so reinvested within 270 days of such Disposition (it being understood that, in the event Net Available Proceeds from more than one Disposition are paid into the Collateral Account or applied to the prepayment of Revolving Credit Loans as provided in clause (x) above, such Net Available Proceeds shall be deemed to be released (or, as the case may be, Revolving Credit Loans utilizing the Reserved Commitment Amount shall be deemed to be made) in the same order in which such Dispositions occurred and, accordingly, (A) any such Net Available Proceeds so held for more than 270 days shall be forthwith applied to the prepayment of Loans and reductions of Commitments as provided above and (B) any Reserved Commitment Amount that remains so unutilized for more than 270 days shall, subject to the satisfaction of the conditions precedent to such borrowing in Section 6.04 hereof, be utilized through the borrowing by the Borrowers of Revolving Credit Loans the proceeds of which shall be applied to the prepayment of Loans and reductions of Commitments as provided in paragraph (e) of this Section 2.10) and

          (z) the aggregate amount of Net Available Proceeds (together with investment earnings thereon) so held at any time by the Administrative Agent (or the Qualified Intermediary) pending reinvestment as contemplated by this sentence, together with the aggregate amount of the Reserved Commitment Amount, shall not at any time exceed $100,000,000 or such greater amount as the Majority Lenders may otherwise agree.

As contemplated by Section 4.01 of the Pledge Agreement, nothing in this paragraph (d) shall be deemed to obligate the Administrative Agent to release any of such proceeds from the Collateral Account to the Borrowers for purposes of reinvestment as aforesaid upon the occurrence and during the continuance of any Event of Default.

          (e) Application. Prepayments and reductions of Commitments described
              -----------
above in this Section 2.10 shall be applied, first, to the Term Loans and
                                             -----
Incremental Facility Loans of each Class then outstanding ratably in accordance with the respective principal amounts of such Loans outstanding at the time, and, second, following the prepayment in full of such Loans, to the reduction of
     ------
the Revolving Credit Commitments, and shall be applied:

          (x) in the case of any prepayment pursuant to paragraph (a) or (d) above, to the respective installments of the Term Loans and Incremental Facility Loans or each Class in the direct order of the maturity thereof and, in the case of any prepayment pursuant to paragraph (b) or (c) above, to the respective installments of the Term Loans and Incremental Facility Loans of each Class ratably in accordance with the respective principal amounts thereof and

                                Credit Agreement
                                ----------------

          (y) to the extent that, after giving effect to any such reduction of Revolving Credit Commitments, the sum of the aggregate outstanding principal amount of the Revolving Credit Loans and Letter of Credit Liabilities shall exceed the aggregate amount of the Revolving Credit Commitments, to the prepayment of Revolving Credit Loans (and to provide cover for Letter of Credit Liabilities as specified in paragraph (f) below), so that, after giving effect thereto, such sum does not exceed the aggregate amount of the Revolving Credit Commitments.

          (f) Cover for Letter of Credit Liabilities. In the event that the
              --------------------------------------
Borrowers shall be required pursuant to this Section 2.10, to provide cover for Letter of Credit Liabilities, the Borrowers shall effect the same by paying to the Administrative Agent immediately available funds in an amount equal to the required amount, which funds shall be retained by the Administrative Agent in the Collateral Account (as collateral security in the first instance for the Letter of Credit Liabilities) until such time as the Letters of Credit shall have been terminated and all of the Letter of Credit Liabilities paid in full.

          (g) Change in Commitments. If at any time the aggregate outstanding
              ---------------------
amount of Revolving Credit Loans and Letter of Credit Liabilities exceeds the aggregate amount of the Revolving Credit Commitments then in effect, the Borrowers shall prepay the Revolving Credit Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (f) above) in such amounts as shall be necessary so that after giving effect to such prepayment (and cover), the aggregate outstanding amount of the Revolving Credit Loans and Letter of Credit Liabilities does not exceed the aggregate amount of the Revolving Credit Commitments, provided that any such prepayment shall be
                              --------
accompanied by any amounts payable under Section 5.05 hereof.

          Section 3. Payments of Principal and Interest.
                     ----------------------------------

          3.01 Repayment of Loans.
               ------------------

          (a) Revolving Credit Loans. The Borrowers hereby jointly and severally
              ----------------------
promise to pay to the Administrative Agent for account of each Lender the entire outstanding principal amount of such Lender's Revolving Credit Loans, and each Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date. In addition, if following any Revolving Credit Commitment Reduction Date the aggregate principal amount of the Revolving Credit Loans shall exceed the Revolving Credit Commitments, the Borrowers shall pay Revolving Credit Loans, and provide cover for Letter of Credit Liabilities as specified in
Section 2.10(f), in an aggregate amount equal to such excess.

          (b) Tranche A Term Loans. The Borrowers hereby jointly and severally
              --------------------
promise to pay to the Administrative Agent for account of the Tranche A Term Loan Lenders the

                                Credit Agreement
                                ----------------
principal of the Tranche A Term Loans on each Principal Payment Date set forth in column (A) below, by an amount equal to the percentage of the Tranche A Closing Balance (as defined below) set forth in column (B) below of the aggregate principal amount of the Tranche A Term Loans:

               (A)                                                 (B)
         Principal Payment Date                             Percentage Reduction
         ----------------------                             --------------------

         September 30, 2004                                       1.000%
         December 31, 2004                                        1.000%

         March 31, 2005                                           2.500%
         June 30, 2005                                            2.500%
         September 30, 2005                                       2.500%
         December 31, 2005                                        2.500%

         March 31, 2006                                           3.125%
         June 30, 2006                                            3.125%
         September 30, 2006                                       3.125%
         December 31, 2006                                        3.125%






         March 31, 2007                                           5.000%
         June 30, 2007                                            5.000%
         September 30, 2007                                       5.000%
         December 31, 2007                                        5.000%

         March 31, 2008                                           5.000%
         June 30, 2008                                            5.000%
         September 30, 2008                                       5.000%
         December 31, 2008                                        5.000%

         March 31, 2009                                           6.875%
         June 30, 2009                                            6.875%
         September 30, 2009                                       6.875%
         December 31, 2009                                        6.875%

         March 31, 2010                                           8.000%

          For purposes hereof, the "Tranche A Closing Balance" shall mean the
                                    -------------------------
aggregate principal amount of the Tranche A Term Loans outstanding hereunder on the close of business on November 30, 2001.

                                Credit Agreement
                                ----------------

          (c) Tranche B Term Loans. The Borrowers hereby jointly and severally
              --------------------
promise to pay to the Administrative Agent for account of the Tranche B Term Loan Lenders the principal of the Tranche B Term Loans on each Principal Payment Date set forth in column (A) below, by an amount equal to the percentage of the Tranche B Closing Balance (as defined below) set forth in column (B) below of the aggregate principal amount of the Tranche B Term Loans:

                 (A)                                                (B)
         Principal Payment Date                             Percentage Reduction
         ----------------------                             --------------------

         September 30, 2004                                       0.250%
         December 31, 2004                                        0.250%

         March 31, 2005                                           0.250%
         June 30, 2005                                            0.250%
         September 30, 2005                                       0.250%
         December 31, 2005                                        0.250%






         March 31, 2006                                           0.250%
         June 30, 2006                                            0.250%
         September 30, 2006                                       0.250%
         December 31, 2006                                        0.250%

         March 31, 2007                                           0.250%
         June 30, 2007                                            0.250%
         September 30, 2007                                       0.250%
         December 31, 2007                                        0.250%

         March 31, 2008                                           0.250%
         June 30, 2008                                            0.250%
         September 30, 2008                                       0.250%
         December 31, 2008                                        0.250%

         March 31, 2009                                           0.250%
         June 30, 2009                                            0.250%
         September 30, 2009                                       0.250%
         December 31, 2009                                        0.250%

         March 31, 2010                                           0.250%
         June 30, 2010                                            0.250%

                                Credit Agreement
                                ----------------

         September 30, 2010                                      94.000%

          For purposes hereof, the "Tranche B Closing Balance" shall mean the
                                    -------------------------
aggregate principal amount of the Tranche B Term Loans outstanding hereunder on the close of business on November 30, 2001.

          (d) Incremental Facility Loans. The Borrowers hereby jointly and
              --------------------------
severally promise to pay to the Administrative Agent for account of the Incremental Facility Lenders of any Series the principal of the Incremental Facility Loans of such Series on the respective Principal Payment Dates agreed upon between the Borrowers and such Incremental Facility Lenders pursuant to
Section 2.01(e) hereof at the time such Lenders become obligated to make such Incremental Facility Loans hereunder.

          3.02 Interest. The Borrowers hereby jointly and severally promise to
               --------
pay to the Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

          (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin and
                                           ----

          (b) during such periods as such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period plus the Applicable Margin.
                          ----

Notwithstanding the foregoing, the Borrowers jointly and severally promise to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, on any Reimbursement Obligation held by such Lender and on any other amount payable by the Borrowers hereunder to or for account of such Lender, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, (iii) in the case of any Eurodollar Loan, upon the payment, prepayment or Conversion thereof (but only on the principal amount so paid, prepaid or Converted) and (iv) in the case of all Loans, upon the payment or prepayment in full of the principal of the Loans, and the termination of the Commitments, hereunder, except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for

                                Credit Agreement
                                ----------------
herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Borrowers.

          3.03 Determination of Applicable Margin.
               ----------------------------------

          (a) Determinations Generally. The Applicable Margin for the period
              ------------------------
from the Closing Date to the day prior to the first Quarterly Date occurring after the initial Loans hereunder shall be determined based upon the certificate delivered pursuant to Section 6.02 hereof. Thereafter, the Applicable Margin for each Quarterly Payment Period shall be determined based upon a Rate Ratio Certificate for such Quarterly Payment Period delivered by the Borrowers to the Lenders and the Administrative Agent under this Section 3.03. If the Rate Ratio Certificate for any Quarterly Payment Period is delivered to the Administrative Agent three or more days prior to the first day of such Quarterly Payment Period, any adjustment in the Applicable Margin required to be made, as shown in such Rate Ratio Certificate, shall be effective on the first day of such Quarterly Payment Period.

          (b) Effectiveness of Adjustments. If the Rate Ratio Certificate for
              ----------------------------
any Quarterly Payment Period is delivered by the Borrowers to the Administrative Agent later than three days prior to the commencement of such Quarterly Payment Period, then (i) any decrease in the Applicable Margin for such Quarterly Payment Period shall not become effective on the first day of such Quarterly Payment Period but shall instead become effective on the third day following receipt by the Administrative Agent of such Rate Ratio Certificate and (ii) any increase in the Applicable Margin for such Quarterly Payment Period shall become effective retroactively from the first day of such Quarterly Payment Period.

          (c) Retroactive Adjustments. If it shall be determined at any time, on
              -----------------------
the basis of a certificate of a Senior Officer delivered pursuant to the last sentence of Section 8.01 hereof, that the Applicable Margin then in effect for the current Quarterly Payment Period, or any previous Quarterly Payment Period, is or was incorrect, and that a correction would have the effect of increasing the Applicable Margin, then the Applicable Margin shall be so increased (solely with respect to such Quarterly Payment Period or Periods), effective retroactively from the first day of such Quarterly Payment Period, provided that
                                                                   --------
in the event such certificate for any fiscal quarter is not delivered to the Lenders pursuant to said Section 8.01 within 60 days of the end of such fiscal quarter, then, unless the Borrowers shall deliver such certificate within 10 days after notice of such non-delivery shall be given by any Lender or the Administrative Agent to the Borrowers, the Applicable Margin for such Quarterly Payment Period shall be deemed to be the highest Applicable Margin provided for in the definition of such term in Section 1.01 hereof.

          (d) Recalculation of Interest. In the event of any retroactive
              -------------------------
increase in the Applicable Margin for any Quarterly Payment Period pursuant to paragraph (a), (b) or (c) above, the amount of interest in respect of any Loan outstanding during all or any portion of such

                                Credit Agreement
                                ----------------

Quarterly Payment Period shall be recalculated using the Applicable Margin as so increased. On the Business Day immediately following receipt by the Borrowers of notice from the Administrative Agent of such increase, the Borrowers shall pay to the Administrative Agent, for account of the Lenders, an amount equal to the difference between (i) the amount of interest previously paid or payable by the Borrowers in respect of such Loan for such Quarterly Payment Period and (ii) the amount of interest in respect of such Loan as so recalculated for such Quarterly Payment Period.

          Section 4. Payments; Pro Rata Treatment; Computations; Etc.
                     -----------------------------------------------

          4.01 Payments.
               --------

          (a) Payments by the Borrowers. Except to the extent otherwise provided
              -------------------------
herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by the Borrowers under this Agreement, and except to the extent otherwise provided therein, all payments to be made by the Borrowers under any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at an account designated by the Administrative Agent to the Borrowers, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

          (b) Debit for Payment. Any Lender for whose account any such payment
              -----------------
is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrowers with such Lender (with notice to the Borrowers and the Administrative Agent), provided that such Lender's failure to give such notice shall not affect the validity thereof.

          (c) Application of Payments. The Borrowers shall, at the time of
              -----------------------
making each payment under this Agreement for account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans, Reimbursement Obligations or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that the Borrowers fail to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to
Section 4.02 hereof, may determine to be appropriate).

          (d) Forwarding of Payments by Administrative Agent. Except to the
              ----------------------------------------------
extent otherwise provided in the last sentence of Section 2.03(e) hereof, each payment received by the Administrative Agent under this Agreement for account of any Lender shall be paid by the Administrative Agent promptly to such Lender, in immediately available funds, for account of

                                Credit Agreement
                                ----------------
such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

          (e) Extensions to Next Business Day. If the due date of any payment
              -------------------------------
under this Agreement would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          4.02 Pro Rata Treatment. Except to the extent otherwise provided
               ------------------
herein:

          (a) each borrowing of Loans of a particular Class (including of a particular Series of Incremental Facility Loans) from the Lenders under
     Section 2.01 hereof shall be made from the relevant Lenders, each payment of commitment fee under Section 2.05 hereof in respect of Commitments of a particular Class shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.04 hereof shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class;

          (b) except as otherwise provided in Section 5.04 hereof, Eurodollar Loans of any Class (including of a particular Series of Incremental Facility Loans) having the same Interest Period shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Revolving Credit, Tranche A Term Loan, Tranche B-1 Term Loan, Tranche B-2 Term Loan and Incremental Facility Loan Commitments of the relevant Series (in the case of the making of Loans) or their respective Revolving Credit, Term and Incremental Facility Loans of the relevant Series (in the case of Conversions and Continuations of Loans);

          (c) each payment or prepayment of principal of Revolving Credit Loans, Tranche A Term Loans, Tranche B Term Loans and Incremental Facility Loans by the Borrowers shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and

          (d) each payment of interest on Revolving Credit Loans, Tranche A Term Loans, Tranche B Term Loans and Incremental Facility Loans by the Borrowers shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

          4.03 Computations. Interest on Eurodollar Loans shall be computed on
               ------------
the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and interest on Base Rate Loans and Reimbursement

                                Credit Agreement
                                ----------------

Obligations, commitment fee and letter of credit fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but, except as otherwise provided in Section 2.03(g) hereof, excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed.

          4.04 Minimum Amounts. Except for mandatory prepayments made pursuant
               ---------------
to Section 2.10 hereof and Conversions or prepayments made pursuant to Section
5.04 hereof, each borrowing, Conversion and partial prepayment of principal of Base Rate Loans (other than prepayments of Term Loans, as to which the provisions of Section 2.09(c) hereof shall apply) shall be in an aggregate amount at least equal to $1,000,000 or a larger multiple of $500,000 and each borrowing, Conversion and partial prepayment of Eurodollar Loans (other than prepayments of Term Loans, as to which the provisions of Section 2.09(c) hereof shall apply) shall be in an aggregate amount at least equal to $5,000,000 or a larger multiple of $1,000,000 (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). If any Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

          4.05 Certain Notices. Notices by the Borrowers to the Administrative
               ---------------
Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans and of Classes of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 1:00 p.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                Credit Agreement
                                ----------------

                                                           Number of
                                                            Business
                  Notice                                   Days Prior
                  ------                                   ----------

         Termination or reduction

         of Commitments                                       3

         Borrowing or prepayment of,
         or Conversions into,
         Base Rate Loans                                      1

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest

         Period for, Eurodollar Loans                         3

Each such notice of termination or reduction shall specify the amount and the Class of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Class of Loans (including, if applicable, the particular Series of Incremental Facility Loans) to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04 hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate.

          The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that the Borrowers fail to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

          4.06 Non-Receipt of Funds by the Administrative Agent. Unless the
               ------------------------------------------------
Administrative Agent shall have been notified by a Lender or the Borrowers (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of the Borrowers) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has

                                Credit Agreement
                                ----------------
been made and may, in reliance upon such assumption (but shall not be required
to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Administrative Agent
 ------------
until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return
           --------
the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

          (i) if the Required Payment shall represent a payment to be made by the Borrowers to the Lenders, the Borrowers and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of the Borrowers under Section 3.02 hereof to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of the Borrowers under said Section 3.02 to pay interest at the Post-Default Rate in respect of the Required Payment and

          (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to the Borrowers, the Payor and the Borrowers shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 3.02 hereof is applicable to the Type of such Loan, it being understood that the return by the Borrowers of the Required Payment to the Administrative Agent shall not limit any claim the Borrowers may have against the Payor in respect of such Required Payment.

          4.07 Sharing of Payments, Etc.
               ------------------------

          (a) Right of Set-off. Each Borrower agrees that, in addition to (and
              ----------------
without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, Reimbursement Obligations or any other amount payable to such Lender hereunder, that is not

                                Credit Agreement
                                ----------------
paid when due (regardless of whether such deposit or other indebtedness are then due to such Borrower), in which case it shall promptly notify such Borrower and the Administrative Agent thereof, provided that such Lender's failure to give
                                  --------
such notice shall not affect the validity thereof.

          (b) Sharing. If any Lender shall obtain from any Borrower payment of
              -------
any principal of or interest on any Loan of any Class or Letter of Credit Liability owing to it or payment of any other amount under this Agreement or any other Loan Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans of such Class or Letter of Credit Liabilities or such other amounts then due hereunder or thereunder by such Borrower to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans of such Class or Letter of Credit Liabilities or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans of such Class or Letter of Credit Liabilities or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

          (c) Consent by the Borrowers. Each Borrower agrees that any Lender so
              ------------------------
purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

          (d) Rights of Lenders; Bankruptcy. Nothing contained herein shall
              -----------------------------
require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrowers. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

                                Credit Agreement
                                ----------------

          Section 5. Yield Protection, Etc.
                     ---------------------

          5.01 Additional Costs.
               ----------------

          (a) Costs of Making or Maintaining Eurodollar Loans. The Borrowers
              -----------------------------------------------
shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any
                                        ----------------
Regulatory Change that:

          (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or changes the basis of taxation of any amounts payable to such Lender under this Agreement in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

          (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or

          (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities) or its Commitments.

If any Lender requests compensation from the Borrowers under this Section 5.01(a), the Borrowers may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), provided that such suspension shall not affect the right of such
             --------
Lender to receive the compensation so requested.

          (b) Capital Costs. Without limiting the effect of the foregoing
              -------------
provisions of this Section 5.01 (but without duplication), the Borrowers shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate

                                Credit Agreement
                                ----------------
such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request).

          (c) Notification and Certification. Each Lender shall notify the
              ------------------------------
Borrowers of any event occurring after the date hereof entitling such Lender to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice
                   --------
within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the Borrowers a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (b) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable
--------
basis.

                                Credit Agreement
                                ----------------

          5.02 Limitation on Types of Loans. Anything herein to the contrary
               ----------------------------
notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate for any Interest Period:

          (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

          (b) if the related Loans are of a particular Class, the Majority Lenders of such Class determine, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Borrowers and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans, and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.09 hereof.

          5.03 Illegality. Notwithstanding any other provision of this
               ----------
Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Borrowers thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

          5.04 Treatment of Affected Loans. If the obligation of any Lender to
               ---------------------------
make Eurodollar Loans of any Class or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans of any Class shall be suspended pursuant to Section 5.01 or 5.03 hereof, such Lender's Eurodollar Loans of such Class shall be automatically Converted into Base Rate Loans of such Class on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion resulting from a circumstance described in Section 5.03 hereof, on such earlier date as such Lender may specify to the Borrowers with a copy to the Administrative Agent) and,

                                Credit Agreement
                                ----------------
unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's Eurodollar Loans of such Class have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans of such Class shall be applied instead to its Base Rate Loans of such Class; and

          (b) all Loans of such Class that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Class of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrowers with a copy to the Administrative Agent that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this
Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans of the same Class made by other Lenders are outstanding, such Lender's Base Rate Loans of such Class shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Base Rate and Eurodollar Loans of such Class are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments of such Class.

          5.05 Compensation. The Borrowers shall pay to the Administrative Agent
               ------------
for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

          (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Borrowers for any reason (including, without limitation, the failure of any of the conditions precedent specified in
     Section 6 hereof to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have

                                Credit Agreement
                                ----------------
accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

          5.06 Additional Costs in Respect of Letters of Credit. Without
               ------------------------------------------------
limiting the obligations of the Borrowers under Section 5.01 hereof (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder and the result shall be to increase the cost to any Lender or Lenders of issuing (or purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit hereunder or reduce any amount receivable by any Lender hereunder in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Lender's or Lenders' reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Lender or Lenders (through the Administrative Agent), the Borrowers shall pay immediately to the Administrative Agent for account of such Lender or Lenders, from time to time as specified by such Lender or Lenders (through the Administrative Agent), such additional amounts as shall be sufficient to compensate such Lender or Lenders (through the Administrative Agent) for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by any such Lender or Lenders, submitted by such Lender or Lenders to the Borrowers shall be conclusive in the absence of manifest error as to the amount thereof.

          5.07 U.S. Taxes.
               ----------

          (a) Gross-up for Deduction or Withholding of U.S. Taxes. The Borrowers
              ---------------------------------------------------
jointly and severally agree to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the payment of any amount due to such Lender hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation
                                          --------
to pay such additional amounts shall not apply:

                                Credit Agreement
                                ----------------

          (i) (A) to any payment to any Lender that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 11.06(b) or Section 11.06(i) hereof) and on the date of any change in the Applicable Lending Office of such Lender, either entitled to submit a Form W-8BEN claiming complete exemption from withholding of U.S. Taxes with respect to any payment of interest to be received by it hereunder in respect of the Loans under an income tax convention or a Form W-8ECI claiming a complete exemption from withholding of U.S. Taxes on income effectively connected to a U.S. trade or business, or (B) to any payment to any Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 11.06(b) or Section 11.06(i) hereof) entitled to submit a Form W-8BEN claiming a complete exemption from withholding of U.S. Taxes under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", or is entitled to the withholding exemptions set forth in clause (A) above; or

          (ii) to any U.S. Taxes imposed solely by reason of the failure by a Lender (or, if such Lender is not the beneficial owner of the relevant Loan, such beneficial owner) to properly complete, duly execute and comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such Lender (or beneficial owner, as the case may be) if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

In addition, if a Lender or the Administrative Agent receives a refund in respect of any U.S. Taxes as to which a Lender or the Administrative Agent has been indemnified by a Borrower pursuant to this Section 5.07(a), such Lender or the Administrative Agent shall, within 30 days from the date of receipt of such refund, pay over such refund to such Borrower.

          For the purposes of this Section 5.07(a), (A) "Form W-8BEN" shall mean
                                                         -----------
Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) of the Department of the Treasury of the United States of America and (B) "Form W-8ECI" shall mean Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms (including Form W-8IMY or Form W-8EXP) as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates).

          (b) Evidence of Deduction, Etc. Within 30 days after paying any amount
              --------------------------
to the Administrative Agent or any Lender from which it is required by law to make any deduction or

                                Credit Agreement
                                ----------------
withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrowers shall deliver to the Administrative Agent for delivery to such Lender evidence satisfactory to such Lender of such deduction or withholding (as the case may be).

          5.08 Replacement of Lenders. If any Lender or the Administrative Agent
               ----------------------
on behalf of any Lender requests compensation pursuant to Section 5.01, 5.06 or
5.07 hereof, or any Lender's obligation to make or Continue, or to Convert Loans of any Type into, the other Type of Loan shall be suspended pursuant to Section
5.01 or 5.03 hereof (any such Lender requesting such compensation being herein called a "Requesting Lender"), the Borrowers, upon three Business Days notice,
          -----------------
may require that such Requesting Lender transfer all of its right, title and interest under this Agreement to any bank or other financial institution (a "Proposed Lender") identified by the Borrowers that is reasonably satisfactory
 ---------------
to the Administrative Agent (i) if such Proposed Lender agrees to assume all of the obligations of such Requesting Lender hereunder, and to purchase all of such Requesting Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Requesting Lender's Loans, together with interest thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Requesting Lender of all other amounts payable hereunder to such Requesting Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 5.05 hereof, as if all of such Requesting Lender's Loans were being prepaid in full on such date) and (ii) if such Requesting Lender has requested compensation pursuant to said Section 5.01, 5.06 or 5.07 hereof, such Proposed Lender's aggregate requested compensation, if any, pursuant to said
Section 5.01, 5.06 or 5.07 with respect to such Requesting Lender's Loans is lower than that of the Requesting Lender. Subject to the provisions of Section 11.06(b) hereof, such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Borrowers hereunder the agreements of the Borrowers contained in Sections 5.01, 5.06, 5.07 and 11.03 hereof (without duplication of any payments made to such Requesting Lender by the Borrowers or the Proposed Lender) shall survive for the benefit of such Requesting Lender under this Section 5.08 with respect to the time prior to such replacement.

          Section 6. Conditions Precedent.
                     --------------------

          6.01 Initial Extension of Credit. The obligation of any Lender to make
               ---------------------------
its initial extension of credit hereunder (whether by making a Loan or issuing a Letter of Credit) is subject to the conditions precedent that (i) such extension of credit shall occur on or before September 28, 2001 and (ii) the Administrative Agent shall have received the following documents (with, in the case of clauses (a), (b), (c) and (d) below, sufficient copies for each Lender), each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

                                Credit Agreement
                                ----------------

          (a) Organizational Documents. Certified copies of the Operating
              ------------------------
     Agreements and of the charter and by-laws (or equivalent documents) of each Obligor and of all limited liability company and corporate authority for each Obligor (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of the Basic Documents to which such Obligor is to be a party and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).

          (b) Officer's Certificate. A certificate of a Senior Officer, dated
              ---------------------
     the Closing Date, to the effect set forth in the first sentence of Section
     6.04 hereof.

          (c) Opinion of Counsel to the Obligors. An opinion, dated the Closing
              ----------------------------------
     Date, of Sonnenschein Nath & Rosenthal, counsel to the Obligors, substantially in the form of Exhibit G hereto and covering such other matters as the Administrative Agent or any Lender may reasonably request (and the Borrowers hereby instruct such counsel to deliver such opinion to the Lenders and the Administrative Agent).

          (d) Opinion of Special New York Counsel to Chase. An opinion, dated
              --------------------------------------------
     the Closing Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, substantially in the form of Exhibit H hereto (and Chase hereby instructs such counsel to deliver such opinion to the Lenders).

          (e) Notes. Promissory notes for each Lender that shall have requested
              -----
     the execution and delivery of a promissory note, on or prior to the Closing Date, pursuant to Section 2.08(d) hereof.

          (f) Pledge Agreement. The Pledge Agreement, duly executed and
              ----------------
     delivered by the Borrowers and the Administrative Agent. In addition, each such Obligor shall have taken such other action as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Pledge Agreement, including, without limitation, delivering to the Administrative Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements.

          (g) Guarantee and Pledge Agreement. The Guarantee and Pledge
              ------------------------------
     Agreement, duly executed and delivered by Mediacom Broadband, MCC and the Administrative Agent and the certificates (if any) evidencing the ownership interests in the Borrowers held by Mediacom Broadband, accompanied by undated powers executed in blank. In addition, Mediacom Broadband shall have taken such other action as the Administrative

                                Credit Agreement
                                ----------------

     Agent shall have requested in order to perfect the security interests created pursuant to the Guarantee and Pledge Agreement, including, without limitation, delivering to the Administrative Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements.

          (h) Management Fee Subordination Agreement. The Management Fee
              --------------------------------------
     Subordination Agreement, duly executed and delivered by the Manager, the Borrowers and the Administrative Agent.

          (i) Affiliate Subordinated Indebtedness Subordination Agreements. An
              ------------------------------------------------------------
     Affiliate Subordinated Indebtedness Subordination Agreement, duly executed and delivered by the Borrowers, the Administrative Agent and by each holder of Affiliate Subordinated Indebtedness.

          (j) Other Documents. Such other documents as the Administrative Agent
              ---------------
     or any Lender or special New York counsel to Chase may reasonably request.

The obligation of any Lender to make its initial extension of credit hereunder is also subject to the payment by the Borrowers of such fees as the Borrowers shall have agreed to pay or deliver to any Lender or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrowers).

          6.02 Initial Acquisition Funding Date. The obligation of any Lender to
               --------------------------------
make its initial extension of credit hereunder (whether by making a Loan or issuing a Letter of Credit) is subject to the condition precedent that the Administrative Agent shall have received a certificate of a Senior Officer, dated as of the Third Acquisition Consummation Date, setting forth, in reasonable detail, the calculation (and the basis for such calculation) of the Rate Ratio as of such date.

          6.03 Extensions of Credit for Initial and Subsequent Broadband
               ---------------------------------------------------------
Acquisitions. The obligation of the Lenders to make any Loan or otherwise extend
------------
any credit to the Borrowers (or, as contemplated by Section 2.01(g), the obligation of the Administrative Agent to release from escrow any proceeds of Tranche B Term Loans) the proceeds of which are to be used to finance a Broadband Acquisition under any Broadband Acquisition Agreement shall be subject to the conditions precedent that the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

                                Credit Agreement
                                ----------------

          (a) Consummation of Broadband Acquisition. Evidence that (i) MCC shall
              -------------------------------------
     have assigned all of its rights to acquire the CATV Systems and related assets to be sold by the respective Broadband Seller under such Acquisition Agreement (and under any Broadband Acquisition Agreement under which any other Broadband Acquisition has been previously consummated) to the applicable Borrower, (ii) concurrently with such extension of credit (or prior thereto), each such Acquisition will be (or will have been) duly consummated by one or more of the Borrowers for an aggregate purchase price not exceeding the respective amount therefor set forth in such Acquisition Agreement (subject to purchase price adjustments as set forth in such Acquisition Agreements) in all material respects in accordance with the terms of such Acquisition Agreements, including the schedules and exhibits thereto (and no material provision thereof shall have been waived, amended, supplemented or otherwise modified in any material respect without the consent of the Majority Lenders) and (iii) the number of Equivalent Basic Subscribers (as defined in such Acquisition Agreements) served by Retained Franchises (as so defined) shall not exceed 10% of the Subscriber Threshold (as so defined); and the Administrative Agent shall have received a certificate of a Senior Officer to such effect, together with (in the case of each legal opinion being delivered to the Borrowers pursuant thereto) a letter from each Person delivering such opinion (which shall in any event include an opinion of special FCC counsel) authorizing reliance thereon by the Administrative Agent and the Lenders.

          (b) Approvals. Evidence of receipt of all material licenses, permits,
              ---------
     approvals and consents, if any, required (or, in the reasonable discretion of the Administrative Agent, advisable) with respect to such Acquisition (including, without limitation, the consents of the respective municipal franchising authorities to the acquisition of the CATV Systems being acquired by the Borrowers pursuant to such Acquisition, exclusive of those pertaining to Retained Franchises).

          (c) Capitalization. The Lenders shall have received evidence that (i)
              --------------
     the aggregate equity capital invested in the Borrowers on or before the date of such Acquisition shall be the greater of $200,000,000 or 30% of the total capital (debt and equity, including the Loans being made to finance such Acquisition) of the Borrowers on the date of such Acquisition and (ii) the Total Leverage Ratio, after giving effect to such Acquisition shall not be greater than 5.50 to 1; provided that the requirements of this paragraph
                                --------
     (c) shall not be applicable to the Iowa Acquisition and shall cease to apply immediately after the Third Acquisition Consummation Date.

          (d) Other Documents. Such other documents as the Administrative Agent
              ---------------
     or any Lender or special New York counsel to Chase may reasonably request.

                                Credit Agreement
                                ----------------

          6.04 Initial and Subsequent Extensions of Credit. The obligation of
               -------------------------------------------
the Lenders to make any Loan or otherwise extend any credit to the Borrowers upon the occasion of each borrowing or other extension of credit hereunder (including the initial borrowing) is subject to the further conditions precedent that, both immediately prior to the making of such Loan or other extension of credit and also after giving effect thereto and to the intended use thereof:

          (a) no Default shall have occurred and be continuing; and

          (b) the representations and warranties made by the Borrowers in
     Section 7 hereof, and by each Obligor in the other Loan Documents to which it is a party, shall be true and complete on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Each notice of borrowing or request for the issuance of a Letter of Credit by the Borrowers hereunder shall constitute a certification by the Borrowers to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless the Borrowers otherwise notify the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

          Section 7. Representations and Warranties. The Borrowers represent and
                     ------------------------------
warrant to the Administrative Agent and the Lenders that:

          7.01 Existence. Each Borrower and its Subsidiaries: (a) is a
               ---------
corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect.

          7.02 Financial Condition. The Borrowers have heretofore furnished to
               -------------------
each of the Lenders the following financial statements:

          (i) the audited financial statements of the Broadband Acquired Assets, including balance sheets, as of December 31, 1999 and 2000, and the related audited statements of operation and cash flow for the years ended on said respective dates, in each case certified by PricewaterhouseCoopers LLP;

                                Credit Agreement
                                ----------------

          (ii) the unaudited financial statements of the Broadband Acquired Assets, including balance sheets, as of March 31, 2001, and the related unaudited statements of operation and cash flow for the three-month period ended on said date; and

          (iii) an unaudited pro forma combined balance sheet and calculation of Adjusted System Cash Flow of the Borrowers and their Subsidiaries as at and for the three months ended May 31, 2001 (or as at and for the three months ended on such later date, prior to the Closing Date, for which such financial statements are available), prepared under the assumption that the Acquisitions had occurred on March 1, 2001.

All such financial statements fairly present in all material respects the actual or pro forma (as the case may be) individual or combined financial condition of the respective entities as at said respective dates and the actual or pro forma (as the case may be) individual or combined results of their operations for the applicable periods ended on said respective dates, all in accordance with generally accepted accounting principles and practices applied on a consistent basis (subject to ordinary year end adjustments and footnotes). As of the date hereof, there are no material contingent liabilities, material liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated material losses from any unfavorable commitments of the Broadband Acquired Assets, or any of the CATV Systems to be acquired pursuant to the Broadband Acquisition Agreements.

          Since December 31, 2000, there has been no material adverse change in the combined financial condition, operations, business or prospects of the Borrowers and their Subsidiaries taken as a whole from that set forth in said pro forma financial statements as at said date referred to in clause (iii) above.

          7.03 Litigation. There are no legal or arbitral proceedings, or any
               ----------
proceedings or investigations by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of any Borrower) threatened against any Borrower or any of its Subsidiaries, or against the Broadband Acquired Assets (and in respect of which the Borrowers would be obligated after giving effect to the respective Broadband Acquisition) that, if adversely determined could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

          7.04 No Breach. None of the execution and delivery of this Agreement
               ---------
and the other Basic Documents, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the Operating Agreements, or (except for the authorizations, approvals, consents, filings and registrations contemplated by any Broadband Acquisition Agreement, each of which, to the extent required for the transfer of any Franchise or any other material assets, shall have been made or obtained on or before such Acquisition is

                                Credit Agreement
                                ----------------
consummated, to the extent required by the respective Broadband Acquisition Agreement to be obtained before such date, except (a) for Retained Franchises and (b) that orders of the FCC may not have become final under the rules and regulations of the FCC) any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which any Borrower or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Borrower or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

          7.05 Action. Each Borrower has all necessary limited liability company
               ------
power, authority and legal right to execute, deliver and perform its obligations under each of the Basic Documents to which it is a party; the execution, delivery and performance by each Borrower of each of the Basic Documents to which it is a party have been duly authorized by all necessary limited liability company action on its part (including, without limitation, any required member approvals); and this Agreement has been duly and validly executed and delivered by each Borrower and constitutes, and the other Basic Documents to which it is a party when executed and delivered will constitute, its legal, valid and binding obligation, enforceable against each Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          7.06 Approvals. No authorizations, approvals or consents of, and no
               ---------
filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by any Borrower of this Agreement or any of the other Basic Documents to which it is a party or for the legality, validity or enforceability hereof or thereof, except for (i) filings and recordings in respect of the Liens created pursuant to the Security Documents, (ii) the authorizations, approvals, consents, filings and registrations contemplated by each Broadband Acquisition Agreement (each of which shall have been made or obtained on or before the respective Broadband Acquisition is consummated, to the extent required by such Acquisition Agreement to be obtained before such date, except (a) for Retained Franchises and (b) that orders of the FCC may not have become final under the rules and regulations of the FCC) and (iii) the exercise of remedies under the Security Documents may require prior approval of the FCC or the issuing municipalities or States under one or more of the Franchises.

          7.07 ERISA. Each Plan, and, to the knowledge of each Borrower, each
               -----
Multiemployer Plan, is in compliance in all material respects with, and has been administered in

                                Credit Agreement
                                ----------------
all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law, and no event or condition has occurred and is continuing as to which such Borrower would be under an obligation to furnish a report to the Lenders under Section 8.01(e) hereof.

          7.08 Taxes. Except as set forth in Schedule II hereto, each Borrower
               -----
and each of its Subsidiaries has filed all Federal income tax returns and all other material tax returns and information statements that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by such Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been set aside by such Borrower in accordance with GAAP. The charges, accruals and reserves on the books of the Borrowers and their Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrowers, adequate. None of the Borrowers has given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal, state, local and foreign taxes or other impositions.

          7.09 Investment Company Act. None of the Borrowers nor any of its
               ----------------------
Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          7.10 Public Utility Holding Company Act. None of the Borrowers nor any
               ----------------------------------
of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          7.11 Material Agreements and Liens.
               -----------------------------

          (a) Indebtedness. Part A of Schedule III hereto sets forth (i) a
              ------------
complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement (other than the Loan Documents) providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrowers or any of their Subsidiaries, outstanding on the date hereof, or that (after giving effect to the consummation of the Broadband Acquisitions) will be outstanding on the date each of such Acquisitions shall have been consummated, the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of said Schedule III, and (ii) a statement of the aggregate amount of obligations in respect of surety and performance bonds backing pole rental or conduit attachments and the like, or backing obligations under Franchises, of the Borrowers or any of their Subsidiaries outstanding on the date hereof.

                                Credit Agreement
                                ----------------

          (b) Liens. Part B of Schedule III hereto is a complete and correct
              -----
list of each Lien (other than the Liens created pursuant to the Security Documents) securing Indebtedness of any Person outstanding on the date hereof, or that (after giving effect to the consummation of the Broadband Acquisitions) will be outstanding on the date each of such Acquisitions shall have been consummated, the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000 and covering any Property of the Borrowers or any of their Subsidiaries, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of said Schedule III.

          7.12 Environmental Matters. Each of the Borrowers and their
               ---------------------
Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not (either individually or in the aggregate) have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and each of the Borrowers and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not (either individually or in the aggregate) have a Material Adverse Effect. In addition, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and, to the Borrowers' knowledge, no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Borrowers or any of their Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Borrowers or any of their Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Borrowers or any of their Subsidiaries. All environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Borrowers or any of their Subsidiaries in relation to facts, circumstances or conditions at or affecting any site or facility now or previously owned, operated or leased by the Borrowers or any of their Subsidiaries and that could result in a Material Adverse Effect have been made available to the Lenders.

          7.13 Capitalization. The Borrowers have heretofore delivered to the
               --------------
Lenders true and complete copies of the Operating Agreements. The only member of the Borrowers on the date hereof is Mediacom Broadband. As of the date hereof, there are no outstanding Equity Rights with respect to any of the Borrowers and there are no outstanding obligations of any of the Borrowers or any of

                                Credit Agreement
                                ----------------
their Subsidiaries to repurchase, redeem, or otherwise acquire any equity interests in the Borrowers nor are there any outstanding obligations of any Borrower or any of their Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of such Borrowers or any of their Subsidiaries.

          7.14 Subsidiaries and Investments, Etc.
               ---------------------------------

         (a) Subsidiaries. As of the date hereof, none of the Borrowers has any
             ------------
Subsidiaries.

          (b) Investments. Set forth in Schedule IV hereto is a complete and
              -----------
correct list of all Investments (other than Investments of the type referred to in paragraphs (b), (c) and (e) of Section 8.08 hereof) held by the Borrowers or any of their Subsidiaries in any Person on the date hereof and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Schedule IV hereto, each of the Borrowers and their Subsidiaries owns, free and clear of all Liens (other than the Liens created pursuant to the Security Documents), all such Investments.

          7.15 True and Complete Disclosure. The information, reports, financial
               ----------------------------
statements, exhibits and schedules (including the Information Memorandum) furnished in writing by or on behalf of the Borrowers to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Borrowers and their Subsidiaries to the Administrative Agent and the Lenders in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Borrowers that could reasonably be expected to have a Material Adverse Effect (other than facts affecting the cable television industry in general) that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

          7.16 Franchises.
               ----------

       (a) List of Franchises. Set forth in Schedule V hereto is a complete
           ------------------
and correct list of all Franchises (identified by issuing authority, franchisee and expiration date) (i) owned by the Borrowers and their Subsidiaries on the date hereof or (ii) that, with the exception of any Retained Franchises (as defined in the Broadband Acquisition Agreements), will be owned by

                                Credit Agreement
                                ----------------
the Borrowers and their Subsidiaries after giving effect to the Broadband Acquisitions.

          (b) Right to Use Franchises. Each of the Borrowers and their
              -----------------------
Subsidiaries possesses or has the right to use, or will possess or will have the right to use, after giving effect to the Broadband Acquisitions, all such Franchises, and all copyrights, licenses, trademarks, service marks, trade names or other rights, including licenses and permits granted by the FCC, agreements with public utilities and microwave transmission companies, pole or conduit attachment, use, access or rental agreements and utility easements that are necessary for the conduct of the CATV Systems of the Borrowers and their Subsidiaries, except for such of the foregoing the absence of which could not reasonably be expected to have a Material Adverse Effect on the Borrowers or any of their Subsidiaries, and each of such Franchises, copyrights, licenses, patents, trademarks, service marks, trade names and rights is (or, after giving effect to the respective Broadband Acquisitions, will be) in full force and effect and no material default has occurred and is continuing thereunder. Except as set forth on Schedule V hereto, none of the Borrowers, any of its Subsidiaries or (to the knowledge of the Borrowers) any of the Broadband Sellers has received any notice from the granting body or any other governmental authority with respect to any breach of any covenant under, or any default with respect to, any Franchise which could reasonably be expected to have a Material Adverse Effect after the consummation of the relevant Broadband Acquisition. Complete and correct copies of all Franchises have heretofore been made available to the Administrative Agent.

          7.17 The CATV Systems.
               ----------------

          (a) Compliance with Law. Each of the Borrowers and their Subsidiaries,
              -------------------
and, (after giving effect to the consummation of the Broadband Acquisitions) the CATV Systems to be owned by it, are in compliance in all material respects with all applicable federal, state and local laws, rules and regulations, including without limitation, the Communications Act, the Copyright Revision Act of 1976, as amended, and the rules and regulations of the FCC and the United States Copyright Office, including, without limitation, rules and laws governing system registration, use of aeronautical frequencies and signal carriage, equal employment opportunity, cumulative leakage index testing and reporting, signal leakage, and subscriber privacy, except to the extent that the failure to so comply with any of the foregoing could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing except to the extent that the failure to comply with any of the following could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except as set forth in Schedule VI hereto:

          (i) the communities included in the areas covered by the Franchises have been registered with the FCC;

                                Credit Agreement
                                ----------------

          (ii) to the knowledge of the Borrowers, all of the annual performance tests on such CATV Systems required under the rules and regulations of the FCC have been performed and the results of such tests demonstrate satisfactory compliance with the applicable requirements being tested in all material respects;

          (iii) to the knowledge of the Borrowers, such CATV Systems currently meet or exceed the technical standards set forth in the rules and regulations of the FCC, including, without limitation, the leakage limits contained in 47 C.F.R. Section 76.605(a)(11);

          (iv) to the knowledge of the Borrowers, such CATV Systems are being operated in compliance with the provisions of 47 C.F.R. Sections 76.610 through 76.619 (mid-band and super-band signal carriage), including 47 C.F.R. Section 76.611 (compliance with the cumulative signal leakage index); and

          (v) to the knowledge of the Borrowers, where required, appropriate authorizations from the FCC have been obtained for the use of all aeronautical frequencies in use in such CATV Systems and such CATV Systems are presently being operated in compliance with such authorizations (and all required certificates, permits and clearances from governmental agencies, including the Federal Aviation Administration, with respect to all towers, earth stations, business radios and frequencies utilized and carried by such CATV Systems have been obtained).

          (b) Copyright Filings. To the knowledge of the Borrowers, all notices,
              -----------------
statements of account, supplements and other documents required under Section 111 of the Copyright Revision Act of 1976, as amended, and under the rules of the Copyright Office with respect to the carriage of broadcast station signals by the CATV Systems (the "Copyright Filings") owned or to be owned by the
                          -----------------
Borrowers and their Subsidiaries (after giving effect to the consummation of the Broadband Acquisitions) have been duly filed, and the proper amount of copyright fees have been paid on a timely basis, and each such CATV System qualifies for the compulsory license under Section 111 of the Copyright Act of 1976, except to the extent that the failure to so file or pay could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrowers, there is no pending claim, action, demand or litigation by any other Person with respect to the Copyright Filings or related royalty payments made by the CATV Systems.

          (c) Carriage of Off-Air Signals. To the knowledge of the Borrowers,
              ---------------------------
the carriage of all off-air signals by the CATV Systems owned or to be owned by the Borrowers and their Subsidiaries (after giving effect to the consummation of the Broadband Acquisitions) is permitted by valid transmission consent agreements or by must-carry elections by broadcasters, or is otherwise permitted under applicable law, except to the extent the failure to obtain any of

                                Credit Agreement
                                ----------------
the foregoing could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

          7.18 Rate Regulation. Each of the Borrowers and their Subsidiaries
               ---------------
have each reviewed and evaluated in detail the FCC rules currently in effect (the "Rate Regulation Rules") implementing the rate regulation provisions of the
      ---------------------
Cable Television Consumer Protection and Competition Act of 1992 (the "Rate
                                                                       ----
Regulation Act"). Based upon such review by the Borrowers and their Subsidiaries
--------------
with respect to the CATV Systems owned and to be owned (after giving effect to the transactions contemplated hereunder to occur on or before the Closing Date):

          (i) except as set forth in Schedule VI hereto, to the knowledge of the Borrowers, none of such CATV Systems is subject to effective competition as of the date hereof;

          (ii) except as set forth in Schedule VI hereto, no franchising authority has notified the Borrowers or any of their Subsidiaries of its application to be certified to regulate rates as provided in Section 76.910 of the Rate Regulation Rules;

          (iii) except as set forth in Schedule VI hereto, no franchising authority has notified the Borrowers or any of their Subsidiaries that it has been certified and has adopted regulations required to commence regulation as provided in Section 76.910(c)(2) of the Rate Regulation Rules;

          (iv) to the knowledge of the Borrowers and except as set forth in
     Schedule VI hereto, there are no pending cable service programming rate complaints filed with the FCC; and

          (v) no reduction of rates or refunds to subscribers is required by an outstanding order of the FCC or any local franchising authority as of the date hereof under the Rate Regulation Act and the Rate Regulation Rules applicable to the CATV Systems of the Borrowers and their Subsidiaries.

          7.19 Broadband Acquisition Agreements. The Borrowers have heretofore
               --------------------------------
delivered to the Administrative Agent a complete and correct copy of each of the Broadband Acquisition Agreements, as in effect on the date hereof, including all schedules, exhibits and annexes thereto. The Broadband Acquisition Agreements have been duly executed and delivered by each party thereto and are in full force and effect and, to the knowledge of the Borrowers, no party is in default in any material respect of any of its obligations thereunder.

          7.20 Use of Credit. None of the Borrowers or any of their Subsidiaries
               -------------
is engaged principally, or as one of their important activities, in the business of extending credit for

                                Credit Agreement
                                ----------------
the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock in violation of Regulations T, U or X.

          Section 8. Covenants of the Borrowers. The Borrowers covenant and
                     --------------------------
agree with the Lenders and the Administrative Agent that, so long as any Commitment, Loan or Letter of Credit Liability is outstanding and until payment in full of all amounts payable by the Borrowers hereunder:

          8.01 Financial Statements Etc. The Borrowers shall deliver to each of
               ------------------------
the Lenders:

          (a) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrowers, combined statements of income, retained earnings and cash flows of the Borrowers and their Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related combined balance sheet of the Borrowers and their Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a Senior Officer, which certificate shall state that said financial statements fairly present in all material respects the combined financial condition and results of operations of the Borrowers and their Subsidiaries in accordance with generally accepted accounting principles consistently applied as at the end of, and for, such period (subject to normal year-end audit adjustments);

          (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrowers, combined statements of income, retained earnings and cash flows of the Borrowers and their Subsidiaries for such fiscal year and the related combined balance sheet of the Borrowers and their Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding combined figures for the preceding fiscal year and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said combined financial statements fairly present in all material respects the combined financial condition and results of operations of the Borrowers and their Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, and a statement of such accountants to the effect that, in making the examination necessary for their opinion, nothing came to their attention that caused them to believe that the Borrowers were not in compliance with Sections 8.07, 8.08, 8.09, 8.10, 8.11, 8.12 or 8.15 hereof, insofar as such Sections relate to accounting matters;

                                Credit Agreement
                                ----------------

          (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that the Borrowers shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

          (d) promptly upon the mailing thereof by the Borrowers to the shareholders or members of the Borrowers generally, to holders of Affiliate Subordinated Indebtedness generally, or by Mediacom Broadband to the holders of any outstanding notes or other debt issuance, copies of all financial statements, reports and proxy statements so mailed;

          (e) as soon as possible, and in any event within ten days after any Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a Senior Officer setting forth details respecting such event or condition and the action, if any, that the Borrowers or their ERISA Affiliates propose to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by the Borrowers or an ERISA Affiliate with respect to such event or condition):

               (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding
                         --------
          standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
          Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the
          Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

               (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrowers or an ERISA Affiliate to terminate any Plan;

               (iii) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrowers or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                                Credit Agreement
                                ----------------

               (iv) the complete or partial withdrawal from a Multiemployer Plan by the Borrowers or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

               (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Borrowers or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

               (vi) the adoption of an amendment to any Plan that, pursuant to
          Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrowers or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

          (f) within 60 days of the end of each quarterly fiscal period of the Borrowers (90 days after the last quarterly fiscal period in any fiscal year), a Quarterly Officer's Report as at the end of such period;

          (g) promptly after any Borrower knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Borrowers have taken or propose to take with respect thereto; and

          (h) from time to time such other information regarding the financial condition, operations, business or prospects of the Borrowers or any of their Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

The Borrowers will furnish to each Lender, at the time they furnish each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a Senior Officer (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Borrowers have taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrowers are in compliance with Sections 8.07, 8.08, 8.09, 8.10, 8.11, 8.12 and 8.15 hereof
(including, without limitation, calculations demonstrating compliance with the requirements of Section 8.09(d)(ii) hereof after giving effect

                                Credit Agreement
                                ----------------
to any Capital Expenditure pursuant to Section 8.12(b) hereof) as of the end of the respective quarterly fiscal period or fiscal year.

          8.02 Litigation. The Borrowers will promptly give to each Lender
               ----------
notice of all legal or arbitral proceedings, and of all proceedings or investigations by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Borrowers or any of their Subsidiaries or any of their Franchises, except proceedings that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect. Without limiting the generality of the foregoing, the Borrowers will give to each Lender (i) notice of the assertion of any Environmental Claim by any Person against, or with respect to the activities of, the Borrowers or any of their Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any Environmental Claim or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect and (ii) copies of any notices received by the Borrowers or any of their Subsidiaries under any Franchise of a material default by the Borrowers or any of their Subsidiaries in the performance of its obligations thereunder.

          8.03 Existence, Etc. Each Borrower will, and will cause each of its
               --------------
Subsidiaries to:

          (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this
                                                  --------
Section 8.03 shall prohibit any transaction expressly permitted under
     Section 8.05 hereof);

          (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could (either individually or in the aggregate) have a Material Adverse Effect;

          (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

          (d) maintain, in all material respects, all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

                                Credit Agreement
                                ----------------

          (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

          (f) permit representatives of any Lender or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be).

          8.04 Insurance. Each Borrower will, and will cause each of its
               ---------
Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, or may self-insure, and with respect to Property and risks of a character usually maintained by Persons engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such corporations, provided that each
                                                            --------
Borrower will in any event maintain (with respect to itself and each of its Subsidiaries) casualty insurance and insurance against claims for damages with respect to defamation, libel, slander, privacy or other similar injury to person or reputation (including misappropriation of personal likeness), in such amounts as are then customary for Persons engaged in the same or similar business similarly situated.

          8.05 Prohibition of Fundamental Changes.
               ----------------------------------

          (a) Restrictions on Merger. None of the Borrowers will nor will it
              ----------------------
permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

          (b) Restrictions on Acquisitions. None of the Borrowers will nor will
              ----------------------------
it permit any of its Subsidiaries to, acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of equipment, programming rights and other Property to be sold or used in the ordinary course of business, Investments permitted under Section 8.08(f) hereof, and Capital Expenditures permitted under Section 8.12 hereof.

          (c) Restrictions on Sales and Other Dispositions. None of the
              --------------------------------------------
Borrowers will nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or Property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding (i) obsolete or worn-out Property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by the Borrowers and their Subsidiaries shall not have a fair market value in excess of $10,000,000 and (ii) any

                                Credit Agreement
                                ----------------
equipment, programming rights or other Property sold or disposed of in the ordinary course of business and on ordinary business terms).

          (d) Certain Permitted Transactions. Notwithstanding the foregoing
              ------------------------------
provisions of this Section 8.05:

          (i) Intercompany Mergers and Consolidations. Any Borrower may be
              ---------------------------------------
     merged or consolidated with any other Borrower, and any Subsidiary of a Borrower may be merged or consolidated with or into: (x) such Borrower if such Borrower shall be the continuing or surviving corporation or (y) any other such Subsidiary; provided that if any such transaction shall be
                            --------
     between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation.

          (ii) Intercompany Dispositions. Any Borrower may sell, lease, transfer
               -------------------------
     or otherwise dispose of any or all of its Property to any other Borrower, and any Subsidiary of a Borrower may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise) to the Borrowers or a Wholly Owned Subsidiary of the Borrowers.

          (iii) Broadband Acquisitions. The Borrowers may consummate the
                ----------------------
     Broadband Acquisitions, so long as the same are consummated in all material respects in accordance with the respective Broadband Acquisition Agreements.

          (iv) Permitted Dispositions. The Borrowers or any Wholly Owned Subsidiary of the Borrowers may enter into one or more transactions intended to trade (by means of either an exchange or a sale and subsequent purchase) one or more of the CATV Systems owned by the Borrowers and their Subsidiaries for one or more CATV Systems owned by any other Person, which transactions may be effected either by

               (I) the Borrowers or such Wholly Owned Subsidiary selling one or more CATV Systems owned by it, and either depositing the Net Available Proceeds thereof into the Collateral Account, or prepaying Revolving Credit Loans (and creating a Reserved Commitment Amount), as contemplated by the second paragraph of Section 2.10(d) hereof, and then within 270 days acquiring one or more other CATV Systems or

               (II) exchanging one or more CATV Systems, together with cash not exceeding 20% of the fair market value of such acquired CATV Systems,

                                Credit Agreement
                                ----------------
          so long as

                    (x) (A) at the time of any such transactions and after
               giving effect thereto, no Default shall have occurred and be continuing and (B) after giving effect to such transaction the Borrowers shall be in compliance with Section 8.10 hereof (the determination of such compliance to be calculated on a pro forma basis, as at the end of and for the fiscal quarter most recently ended prior to the date of such transaction for which financial statements of the Borrowers and their Subsidiaries are available, under the assumption that such transaction shall have occurred, and any Indebtedness in connection therewith shall have been incurred, at the beginning of the applicable period, and under the assumption that interest for such period had been equal to the actual weighted average interest rate in effect for the Loans hereunder on the date of such transaction), and the Borrowers shall have delivered to the Administrative Agent a certificate of a Senior Officer showing such calculations in reasonable detail to demonstrate such compliance,

                    (y) with respect to any single exchange of CATV Systems
               pursuant to clause (II) above, the sum of the System Cash Flow for the period of four fiscal quarters ending on, or most recently ended prior to, the date of such exchange attributable to the CATV Systems being exchanged does not exceed more than 15% of System Cash Flow for such period and

                    (z) the sum of (A) the System Cash Flow for the period
               referred to in subclause (y) above plus (B) the System Cash Flow
                                                  ----
               attributable to all other CATV Systems previously exchanged pursuant to clause (II) above (whether during the period referred to in subclause (y) above, or prior thereto), does not exceed an amount equal to 35% of Adjusted System Cash Flow for the period referred to in subclause (y) above.

          If, in connection with an exchange permitted under this subparagraph
          (iv), the Borrowers or Wholly Owned Subsidiary receives cash in excess of 20% the fair market value of the acquired CATV Systems, such exchange shall be permitted as a sale under this subparagraph (iv) and the cash received by the Borrowers in connection with such transaction shall be applied in accordance with Section 2.10(d).

               (v) Subsequent Acquisitions. Any Borrower or a Wholly Owned
                   -----------------------
          Subsidiary of such Borrower may acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person, so long as:

                                Credit Agreement
                                ----------------

               (A) the aggregate Purchase Price of any individual such acquisition shall not exceed (i) $200,000,000 prior to the Iowa Acquisition Consummation Date and (ii) $400,000,000 thereafter;

               (B) such acquisition (if by purchase of assets, merger or consolidation) shall be effected in such manner so that the acquired business, and the related assets, are owned either by a Borrower or a Wholly Owned Subsidiary of a Borrower and, if effected by merger or consolidation involving a Borrower, such Borrower shall be the continuing or surviving entity and, if effected by merger or consolidation involving a Wholly Owned Subsidiary of a Borrower, such Wholly Owned Subsidiary shall be the continuing or surviving entity;

               (C) such acquisition (if by purchase of stock) shall be effected in such manner so that the acquired entity becomes a Wholly Owned Subsidiary of a Borrower;

               (D) with respect to any acquisition involving an aggregate Purchase Price in excess of $50,000,000, the Borrowers shall deliver to the Administrative Agent (which shall promptly notify the Lenders of such acquisition and forward a copy to each Lender which requests one) (1) no later than five Business Days prior to the consummation of each such acquisition (or such earlier date as shall be five Business Days after the execution and delivery thereof), copies of the respective agreements or instruments pursuant to which such acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements or instruments and all other material ancillary documents to be executed or delivered in connection therewith and (2) promptly following request therefor (but in any event within three Business Days following such request), copies of such other information or documents relating to each such acquisition as the Administrative Agent shall have requested;

               (E) with respect to any acquisition involving an aggregate Purchase Price in excess of $50,000,000, the Administrative Agent shall have received (and shall promptly forward a copy thereof to each Lender which requests one) a letter (in the case of each legal opinion delivered to the Borrowers pursuant to such acquisition) from each Person delivering such opinion (which shall in any event include an opinion of special FCC counsel) authorizing reliance thereon by the Administrative Agent and the Lenders;

               (F) with respect to any acquisition involving an aggregate Purchase Price in excess of $50,000,000, the Borrowers shall have delivered to the

                                Credit Agreement
                                ----------------

          Administrative Agent and the Lenders evidence satisfactory to the Administrative Agent and the Majority Lenders of receipt of all licenses, permits, approvals and consents, if any, required with respect to such acquisition (including, without limitation, the consents of the respective municipal franchising authorities to the acquisition of the respective CATV Systems being acquired (if any));

               (G) the entire amount of the consideration payable by the Borrowers and their Subsidiaries in connection with such acquisition (other than customary post-closing adjustments and indemnity obligations, and other than Indebtedness incurred in connection with such acquisition that is permitted under paragraphs (c) or (f) of
          Section 8.07 hereof) shall be payable on the date of such acquisition;

               (H) none of the Borrowers nor any of its Subsidiaries shall, in connection with such acquisition, assume or remain liable in respect of (x) any Indebtedness of the seller or sellers (except for Indebtedness permitted under Section 8.07(f) hereof) or (y) other obligations of the seller or sellers (except for obligations incurred in the ordinary course of business in operating the CATV System so acquired and necessary or desirable to the continued operation of such CATV System);

               (I) to the extent the assets purchased in such acquisition shall be subject to any Liens not permitted hereunder, such Liens shall have been released (or arrangements for such release satisfactory to the Administrative Agent shall have been made);

               (J) to the extent applicable, the Borrowers shall have complied with the provisions of Section 8.18 hereof, including, without limitation, to the extent not theretofore delivered, delivery to the Administrative Agent of (x) the shares of stock or other ownership interests, accompanied by undated stock powers or other powers executed in blank, and (y) the agreements, instruments, opinions of counsel and other documents required under Section 8.18 hereof;

               (K) after giving effect to such acquisition the Borrowers shall be in compliance with Section 8.10 hereof (the determination of such compliance to be calculated on a pro forma basis, as at the end of and for the fiscal quarter most recently ended prior to the date of such acquisition for which financial statements of the Borrowers and their Subsidiaries are available, under the assumption that such acquisition shall have occurred, and any Indebtedness in connection therewith shall have been incurred, at the beginning of the applicable period, and under the assumption that interest for such period had been equal to the actual weighted average interest rate in effect for the Loans hereunder on the date of

                                Credit Agreement
                                ----------------
          such acquisition), and the Borrowers shall have delivered to the Administrative Agent a certificate of a Senior Officer showing such calculations in reasonable detail to demonstrate such compliance;

               (L) immediately prior to such acquisition and after giving effect thereto, no Default shall have occurred and be continuing; and

               (M) the Borrowers shall deliver such other documents and shall have taken such other action as the Majority Lenders or the Administrative Agent may request (which may include evidence that the Borrowers shall have received an equity contribution from Mediacom Broadband or the proceeds of the issuance of Affiliate Subordinated Indebtedness pursuant to documentation and in amounts in form and substance satisfactory to the Majority Lenders and the Administrative Agent).

          8.06 Limitation on Liens. None of the Borrowers will, nor will it
               -------------------
permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

          (a) Liens created pursuant to the Security Documents;

          (b) Liens in existence on the date hereof and listed in Part B of
     Schedule III hereto (or, to the extent not meeting the minimum thresholds for required listing on said Schedule III pursuant to Section 7.11 hereof, in an aggregate amount not exceeding $10,000,000);

          (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrowers or the affected Subsidiaries, as the case may be, in accordance with GAAP;

          (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under Section 9.01(i) hereof;

          (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                                Credit Agreement
                                ----------------

          (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Borrowers or any of their Subsidiaries; and

          (h) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by the Borrowers or any of their Subsidiaries and securing Indebtedness permitted under
     Section 8.07(f) hereof, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that
                                                                 --------
     (i) no such Lien shall extend to or cover any Property of a Borrower or any such Subsidiary other than the Property so acquired and improvements thereon and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the fair market value (as determined in good faith by a Senior Officer) of such Property at the time it was acquired (by purchase, construction or otherwise).

          8.07 Indebtedness. None of the Borrowers will, nor will it permit any
               ------------
of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

          (a) Indebtedness to the Lenders hereunder, including, without limitation, Incremental Facility Loans in an aggregate principal amount up to but not exceeding $500,000,000;

          (b) Indebtedness outstanding on the date hereof and listed in Part A of Schedule III hereto (or, to the extent not meeting the minimum thresholds for required listing on said Schedule III pursuant to Section
     7.11 hereof, in an aggregate amount not exceeding $10,000,000);

          (c) Affiliate Subordinated Indebtedness incurred in accordance with
     Section 8.14 hereof;

                                Credit Agreement
                                ----------------

          (d) Indebtedness of the Borrowers to any Subsidiary of the Borrowers, and of any Subsidiary of the Borrowers to the Borrowers or its other Subsidiaries;

          (e) Indebtedness (other than Affiliate Subordinated Indebtedness) of the Borrowers and their Subsidiaries that is subordinated in right of payment to the obligations of the Borrowers and their Subsidiaries under the Loan Documents (and which contains terms, including in respect of interest, amortization, defaults, mandatory redemptions and prepayments, and covenants) that are in each case satisfactory to the Administrative Agent and the Majority Lenders; and

          (f) additional Indebtedness of the Borrowers and their Subsidiaries (including, without limitation, Capital Lease Obligations and other Indebtedness secured by Liens permitted under Section 8.06(h) hereof) up to but not exceeding an aggregate amount of $50,000,000 at any one time outstanding.

          In addition to the foregoing, the Borrowers will not, nor will they permit their Subsidiaries to, incur or suffer to exist any obligations in an aggregate amount in excess of $25,000,000 at any one time outstanding in respect of surety and performance bonds backing pole rental or conduit attachments and the like, or backing obligations under Franchises, arising in the ordinary course of business of the CATV Systems of the Borrowers and their Subsidiaries.

          8.08 Investments. The Borrowers will not, nor will they permit any of
               -----------
their Subsidiaries to, make or permit to remain outstanding any Investments except:

          (a) Investments outstanding on the date hereof and identified in
     Schedule IV hereto;

          (b) operating deposit accounts with banks;

          (c) Permitted Investments;

          (d) subject to the last sentence of this Section 8.08, Investments by the Borrowers and their Subsidiaries in the Borrowers and their Subsidiaries;

          (e) Interest Rate Protection Agreements entered into in the ordinary course of business of the Borrowers and not for speculative purposes;

          (f) Investments by the Borrowers and their Subsidiaries consisting of acquisitions permitted under subparagraphs (iv) or (v) of Section 8.05(d);

                                Credit Agreement
                                ----------------

          (g) Investments consisting of the issuance of a Letter of Credit for the account of the Borrowers to support an obligation of an Affiliate of the Borrowers, in such amounts as would be permitted under Section 8.09(d)(ii) hereof; and

          (h) additional Investments (including, without limitation, Investments by the Borrowers or any of their Subsidiaries in Affiliates of the Borrowers), so long as (i) the aggregate amount of all such Investments shall not exceed (x) $100,000,000 prior to the Iowa Acquisition Consummation Date and (y) $200,000,000 thereafter and (ii) at the time of making such additional investments as contemplated by this Section 8.08(h) and after giving effect thereto, the Total Leverage Ratio shall be less than 5.75 to 1 or if lower, the applicable requirement at the time under
     Section 8.10(a) hereof.).

Without limiting the generality of the forgoing, the Borrowers will not create, or make any Investment in, any Subsidiary after the date hereof without the prior written consent of the Majority Lenders.

          8.09 Restricted Payments. The Borrowers will not make any Restricted
               -------------------
Payment at any time, provided that, so long as at the time thereof, and after
                     --------
giving effect thereto, no Default or Event of Default shall have occurred and be continuing, the Borrowers may make the following Restricted Payments (subject, in each case, to the applicable conditions set forth below):

          (a) the Borrowers may make Restricted Payments in cash to their members in an amount equal to the Tax Payment Amount with respect to any fiscal period or portion thereof (net of Restricted Payments previously made under this paragraph (a) in respect of such period), so long as at least fifteen days prior to making any such Restricted Payment, the Borrowers shall have delivered to each Lender (i) notification of the amount and proposed payment date of such Restricted Payment and (ii) a statement of a Senior Officer (and, in the event such period is a full fiscal year, the Borrower's independent certified public accountants) setting forth a detailed calculation of the Tax Payment Amount for such period and showing the amount of such Restricted Payment and all previous Restricted Payments made pursuant to this Section 8.09(a) in respect of such period;

          (b) the Borrowers may make payments in cash in respect of Management Fees to the extent permitted under Section 8.11 hereof;

          (c) the Borrowers may make payments in cash in respect of the interest on Affiliate Subordinated Indebtedness constituting Supplemental Capital or Cure Monies; and

                                Credit Agreement
                                ----------------

          (d) the Borrowers may make payments in cash in respect of the principal of Affiliate Subordinated Indebtedness and distributions in respect of the equity capital of the Borrowers and may request the issuance of Affiliate Letters of Credit (such payment and issuance being collectively called "Permitted Transactions"), so long as
                          ----------------------

               (i) in the case of any Permitted Transaction consisting of a payment in respect of the principal of Affiliate Subordinated Indebtedness, or distribution in respect of equity capital, constituting Cure Monies, at least one complete fiscal quarter shall have elapsed subsequent to the last date upon which the Borrowers shall have utilized their cure rights under Section 9.02 hereof, without the occurrence of any Event of Default (and, for purposes hereof, unless the Borrowers indicate otherwise at the time of any such payment, such payment or distribution shall be deemed to be made first from Cure Monies and second from Supplemental Capital);

               (ii) after giving effect to any Permitted Transaction during any fiscal quarter (the "current fiscal quarter") and to the making of any
                               ----------------------
          Capital Expenditures pursuant to Section 8.12(b) hereof during the current fiscal quarter, the Borrowers would (as at the last day of the most recent fiscal quarter immediately prior to the current fiscal quarter) have been in compliance on a pro forma basis with Section
          8.10 hereof and the Total Leverage Ratio calculated on a pro forma basis is at the time less than 5.75 to 1 (or, if lower, the applicable requirement at the time under Section 8.10(a) hereof), the determination of such compliance and such Total Leverage Ratio to be determined as if

                    (x) for purposes of calculating the Total Leverage Ratio,
               there were added to Indebtedness the sum (herein, the "Relevant
                                                                      --------
               Sum") of the amount of such Permitted Transaction plus the amount
               ---                                               ----
               of all other Permitted Transactions made during the current fiscal quarter through the date of such Permitted Transaction, minus the amount of Special Reductions through such date plus the
               -----                                                    ----
               amount of any such Capital Expenditures, and

                    (y) for purposes of calculating the Interest Coverage Ratio and Debt Service Coverage Ratio, the Relevant Sum plus any Cure
                                                                 ----
               Monies received during the period for which the Interest Coverage Ratio or Debt Service Coverage Ratio is calculated represented additional principal of the Loans outstanding hereunder at all times during the respective fiscal quarter for which such Ratios are calculated and the amount of interest that would have been payable hereunder during such fiscal quarter was recalculated to take into account such additional principal;

                                Credit Agreement
                                ----------------

               (iii) after giving effect to distributions made in respect of the equity capital of any Borrower, the Equity Contribution Amount shall not be less than zero; and

               (iv) the aggregate amount of Permitted Transactions as at any date (minus the aggregate amount of Special Reductions through such
                -----
          date), shall not exceed the Applicable Permitted Transaction Amount for such date.

          Nothing herein shall be deemed to prohibit the payment of dividends by any Subsidiary of a Borrower to such Borrower or to any other Subsidiary of such Borrower.

          8.10 Certain Financial Covenants.
               ---------------------------

          (a) Total Leverage Ratio. The Borrowers will not permit the Total
              --------------------
Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                                                                  Total
                   Period                                    Leverage Ratio
                   ------                                    --------------

         From the Closing Date

           through December 31, 2002                           6.00 to 1

         From January 1, 2003
           through December 31, 2003                           5.75 to 1

         From January 1, 2004
           through December 31, 2004                           5.50 to 1

         From January 1, 2005
           through December 31, 2005                           4.75 to 1

         From January 1, 2006
           and at all times thereafter                         4.50 to 1

provided that on or prior to (but not after) the Third Acquisition Consummation
--------
Date, the Total Leverage Ratio may not exceed 5.50 to 1.

                                Credit Agreement
                                ----------------

          (b) Interest Coverage Ratio. The Borrowers will not permit the
              -----------------------
Interest Coverage Ratio to be less than the following respective ratios as at the last day of any fiscal quarter ending during the following respective periods:

                   Period                                            Ratio
                   ------                                            -----

         From the Closing Date

           through December 31, 2002                                1.30 to 1

         From January 1, 2003
           through December 31, 2003                                1.40 to 1

         From January 1, 2004
           through December 31, 2004                                1.50 to 1

         From January 1, 2005
           through December 31, 2005                                1.70 to 1

         From January 1, 2006
           and at all times thereafter                              2.00 to 1

          (c) Debt Service Coverage Ratio. The Borrowers will not permit the
              ---------------------------
Debt Service Coverage Ratio to be less than 1.10 to 1 as of the last day of any fiscal quarter.

          8.11 Management Fees. The Borrowers will not permit the aggregate
               ---------------
amount of Management Fees accrued in respect of any fiscal year of the Borrowers to exceed 4.0% of the Gross Operating Revenue of the Borrowers and their Subsidiaries for such fiscal year. In addition, the Borrowers will not, as at the last day of the first, second and third fiscal quarters in any fiscal year, permit the amount of Management Fees paid during the portion of such fiscal year ending with such fiscal quarter to exceed 4.0% of the Gross Operating Revenue of the Borrowers and their Subsidiaries for such portion of such fiscal year (based upon the financial statements of the Borrowers provided pursuant to Section 8.01(a) hereof), provided that in any event the Borrowers will not pay any
                 --------
Management Fees at any time following the occurrence and during the continuance of any Default. Any Management Fees that are accrued for any fiscal quarter (the "current fiscal quarter") but which are not paid during the current fiscal
 ----------------------
quarter may be paid at any time during the period of four fiscal quarters following the current fiscal quarter (and for these purposes any payment of Management Fees during such period shall be deemed to be applied to Management Fees in the order of the fiscal quarters in respect of which such Management Fees are accrued). Any Management Fees which may not be paid as a result of the limitations set forth in the forgoing provisions of this Section 8.11 shall be deferred and shall not be payable until the principal of and interest on the Loans, and all other amounts owing

                                Credit Agreement
                                ----------------
hereunder, shall have been paid in full. For purposes of this Section 8.11 "Gross Operating Revenue" shall mean the aggregate gross operating revenues
 -----------------------
derived by the Borrowers from their CATV Systems and from other telecommunications services as determined in accordance with GAAP excluding, however, revenue or income derived by the Borrowers from any of the following sources: (i) from the sale of any asset of such CATV Systems not in the ordinary course of business, (ii) interest income, (iii) proceeds from the financing or refinancing of any Indebtedness of the Borrowers or any of their Subsidiaries and (iv) extraordinary gains in accordance with GAAP.

          None of the Borrowers nor any of its Subsidiaries shall be obligated to pay Management Fees to any Person, unless the Borrowers and such Person shall have executed and delivered to the Administrative Agent a Management Fee Subordination Agreement, and none of the Borrowers nor any of its Subsidiaries shall pay Management Fees to any Person except to the extent permitted under the respective Management Fee Subordination Agreement to which such Person is a party.

          None of the Borrowers nor any of its Subsidiaries shall employ or retain any executive management personnel (or pay any Person, other than the Manager, in respect of executive management personnel or matters, for the Borrowers or any of their Subsidiaries), it being the intention of the parties hereto that all executive management personnel required in connection with the business or operations of the Borrowers and their Subsidiaries shall be employees of the Manager (and that the Executive Compensation for such employees shall be covered by Management Fees payable hereunder). For purposes hereof, "executive management personnel" shall not include any individual (such as a
 ------------------------------
system manager or a regional manager) who is employed solely in connection with the day-to-day operations of a CATV System or a Region.

          8.12 Capital Expenditures.
               --------------------

          (a) Scheduled Capital Expenditures. The Borrowers will not permit the
              ------------------------------
aggregate amount of Capital Expenditures to exceed the following respective amounts for the following respective Fiscal Periods of the Borrowers:

                                Credit Agreement
                                ----------------

          Fiscal Period Ending                                      Amount
          --------------------                                      ------

          December 31, 2001                                      $ 70,000,000
          December 31, 2002                                      $180,000,000
          December 31, 2003                                      $170,000,000
          December 31, 2004                                      $115,000,000
          December 31, 2005                                      $ 90,000,000
          December 31, 2006                                      $ 90,000,000
          December 31, 2007                                      $ 90,000,000
          December 31, 2008                                      $ 90,000,000

provided that, the amounts set forth above for any Fiscal Period of the
--------
Borrowers in which the Borrowers enter into a Subsequent Acquisition pursuant to
Section 8.05(d)(v) shall be increased by such amount as the Borrowers shall propose in a notice to the Administrative Agent and the Lenders (which amount shall be based on a proposed budget and operating plan set forth in such notice) which increase shall become effective unless Requisite Lenders object to such amount, by notice to the Administrative Agent, within 10 Business Days following receipt of the Borrowers' notice. For purposes of this Section 8.12(a), "Requisite Lenders" shall mean Lenders having at least 50% of the sum of (a) the
 -----------------
aggregate outstanding principal amount of the Term Loans or, if the Term Loans shall not have been made, the aggregate outstanding principal amount of the Term Loan Commitments plus (b) the aggregate outstanding principal amount of the
                 ----
Incremental Facility Loans or, if the Incremental Facility Loans shall not have been made, the aggregate outstanding principal amount of the Incremental Facility Commitments plus (c) the sum of (i) the aggregate unused amount, if
                     ----
any, of the Revolving Credit Commitments at such time plus (ii) the aggregate
                                                      ----
amount of Letter of Credit Liabilities at such time plus (iii) the aggregate
                                                    ----
outstanding principal amount of the Revolving Credit Loans at such time

          If the aggregate amount of Capital Expenditures for any Fiscal Period of the Borrowers shall be less than the amount set forth opposite such Fiscal Period in the schedule above, then the shortfall shall be added to the amount of Capital Expenditures permitted for the immediately succeeding (but not any other) Fiscal Period and, for purposes hereof, the amount of Capital Expenditures made during any Fiscal Period shall be deemed to have been made first from the carryover from any previous Fiscal Period and last from the permitted amount for such Fiscal Period.

          (b) Additional Capital Expenditures. In addition to the Capital
              -------------------------------
Expenditures permitted under paragraph (a) above, the Borrowers and their Subsidiaries may make Additional Capital Expenditures during any fiscal quarter in such amounts as would be permitted under Section 8.09(d)(ii) (in the case of a payment of principal of Affiliate Subordinated Indebtedness, as if such Capital Expenditure constituted a payment in respect of Supplemental Capital thereunder).

                                Credit Agreement
                                ----------------

          8.13 Interest Rate Protection Agreements. The Borrowers will within
               -----------------------------------
180 days of the Closing Date, enter into, and thereafter maintain in full force and effect, one or more Interest Rate Protection Agreements with one or more of the Lenders or their affiliates (and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000), that effectively enables the Borrowers (in a manner satisfactory to the Majority Lenders) to protect themselves, in a manner and on terms reasonably satisfactory to the Majority Lenders, against adverse fluctuations in the three-month London interbank offered rates as to a notional principal amount which, together with that portion of the aggregate outstanding principal amount of Indebtedness of the Borrowers bearing a fixed rate of interest, shall in the aggregate be at least equal to 40% of the aggregate outstanding principal amount of the Indebtedness (including Affiliate Subordinated Indebtedness) of the Borrowers.

          8.14 Affiliate and Additional Subordinated Indebtedness.
               --------------------------------------------------

          (a) Affiliate Subordinated Indebtedness. The Borrowers may at any time
              -----------------------------------
after the date hereof incur Affiliate Subordinated Indebtedness to Mediacom Broadband or one or more other Affiliates, so long as the proceeds of any such Affiliate Subordinated Indebtedness constituting Cure Monies are immediately applied to the reduction of the Revolving Credit Commitments and the prepayment of principal of the Term Loans and Incremental Facility Loans of each Series hereunder, applied ratably to the Revolving Credit Commitments, the Term Loans and the Incremental Facility Loans of each Series in accordance with the respective then-outstanding aggregate amounts of such Commitments and Loans (and to the simultaneous prepayment of the Revolving Credit Loans, and cover for Letter of Credit Liabilities, in an amount equal to such required reduction of Revolving Credit Commitments), provided that to the extent any such required
                               --------
prepayment of Revolving Credit Loans shall exceed the then-outstanding aggregate principal amount of Revolving Credit Loans, such excess shall be applied to the ratable prepayment of Term Loans and Incremental Facility Loans of each Series. Prepayments of Term Loans and Incremental Facility Loans of each Series shall be applied to the respective installments thereof ratably in accordance with the respective principal amounts thereof.

          (b) Repayment of Affiliate Subordinated Indebtedness. The Borrowers
              ------------------------------------------------
will not, nor will they permit any of their Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Affiliate Subordinated Indebtedness, except to the extent permitted under
Section 8.09 hereof.

          (c) Repayment of Certain Other Indebtedness. The Borrowers will not,
              ---------------------------------------
nor will they permit any of their Subsidiaries to, purchase, redeem, retire or otherwise acquire for value,

                                Credit Agreement
                                ----------------
or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Indebtedness at any time issued pursuant to Section 8.07(e).

          8.15 Lines of Business. The Borrowers will at all times ensure that
               -----------------
not more than 15% of gross operating revenue of the Borrowers and their Subsidiaries for any fiscal year shall be derived from any line or lines of business activity other than the business of owning and operating CATV Systems and related communications businesses.

     8.16 Transactions with Affiliates. Except as expressly permitted by
          ----------------------------
this Agreement, none of the Borrowers will, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate except for Investments permitted under Section 8.08(h), provided that, the
                                                        --------
monetary or business consideration arising therefrom would be substantially as advantageous to a Borrower and its Subsidiaries as the monetary or business consideration that would obtain in a comparable transaction with a Person not an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; (d) make any contribution towards, or reimbursement for, any Federal income taxes payable by any shareholder or member of a Borrower or any of its Subsidiaries in respect of income of a Borrower; or
(e) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, Guarantees and assumptions of obligations of an Affiliate); provided that
                                             --------

          (i) any Affiliate who is an individual may serve as a director, officer or employee of a Borrower or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity,

          (ii) a Borrower and its Subsidiaries may enter into transactions (other than extensions of credit by such Borrower or any of its Subsidiaries to an Affiliate) providing for the leasing of Property, the rendering or receipt of services or the purchase or sale of equipment, programming rights, advertising time and other Property in the ordinary course of business, or the exchange or swapping of CATV Systems or portions thereof, if the monetary or business consideration arising therefrom would be substantially as advantageous to such Borrower and its Subsidiaries as the monetary or business consideration that would obtain in a comparable transaction with a Person not an Affiliate,

          (iii) the Borrowers may enter into and perform their respective obligations under, the Management Agreements, and

                                Credit Agreement
                                ----------------

          (iv) the Borrowers and their Subsidiaries may pay to the Manager the aggregate amount of intercompany shared expenses payable to Mediacom Broadband that are allocated by Mediacom Broadband and MCC to the Borrowers and their Subsidiaries in accordance with Section 5.04 of the Guarantee and Pledge Agreement.

          8.17 Use of Proceeds.
               ---------------

          (a) Revolving Credit Loans. The Borrowers will use the proceeds of the
              ----------------------
Revolving Credit Loans hereunder solely to (i) provide financing for the Broadband Acquisitions and Subsequent Acquisitions and to pay the fees and expenses related thereto, (ii) make Restricted Payments, (iii) pay Management Fees, (iv) make Investments permitted under Section 8.08 hereof and (v) finance capital expenditures and working capital needs of the Borrowers and their Subsidiaries and acquisitions permitted hereunder (in each case in compliance with all applicable legal and regulatory requirements); provided that (x) any
                                                        --------
borrowing of Revolving Credit Loans hereunder that would constitute a utilization of any Reserved Commitment Amount shall be applied solely to make acquisitions permitted under Section 8.05(d)(v) hereof, or to make prepayments of Loans under Section 2.10(d) hereof and (y) neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

          (b) Term Loans and Incremental Facility Loans. The Borrowers will use
              -----------------------------------------
the proceeds of the Term Loans to finance the Broadband Acquisitions and to pay fees and expenses related thereto, provided that no more than $70,000,000 of the Loans may be applied to the payment of such fees and expenses and neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds. The Borrowers will use the proceeds of the Incremental Facility Loans for general business purposes and to make Subsequent Acquisitions and neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

          8.18 Certain Obligations Respecting Subsidiaries; Further Assurances.
               ---------------------------------------------------------------

          (a) Subsidiary Guarantors. In the event that any Borrower or any of
              ---------------------
its Subsidiaries shall form or acquire any Subsidiary after the date hereof (after obtaining any necessary consent of the Lenders), such Borrower shall cause, and shall cause its Subsidiaries to cause, such Subsidiary to:

          (i) execute and deliver to the Administrative Agent a Subsidiary Guarantee Agreement in the form of Exhibit E hereto (and, thereby, to become a "Subsidiary Guarantor", and an "Obligor" hereunder and a "Securing Party" under the Pledge Agreement);

                                Credit Agreement
                                ----------------

          (ii) deliver the shares of its stock or other ownership interests accompanied by undated stock powers or other powers executed in blank to the Administrative Agent, and to take other such action, as shall be necessary to create and perfect valid and enforceable first priority Liens (subject to Liens permitted under Section 8.06 hereof) on substantially all of the Property of such new Subsidiary as collateral security for the obligations of such new Subsidiary under the Subsidiary Guarantee Agreement, and

          (iii) deliver such proof of corporate action, limited liability company action or partnership action, as the case may be, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 hereof on the Closing Date or as the Administrative Agent shall have reasonably requested.

          (b) Ownership of Subsidiaries. Each Borrower will, and will cause each
              -------------------------
of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a Wholly Owned Subsidiary. In the event that any additional shares of stock or other ownership interests shall be issued by any Subsidiary of a Borrower, such Borrower agrees forthwith to deliver to the Administrative Agent pursuant to the Pledge Agreement the certificates evidencing such shares of stock or other ownership interests, accompanied by undated stock or other powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Pledge Agreement.

          (c) Further Assurances. Each Borrower will, and will cause each of its
              ------------------
Subsidiaries to, take such action from time to time (including filing appropriate Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall be requested by the Administrative Agent to create, in favor of the Administrative Agent for the benefit of the Lenders, perfected security interests and Liens in shares of stock or other ownership interests of their Subsidiaries. In addition, the Borrowers will not issue additional equity interests ("Additional Equity Interests") after the date hereof to any Person (a
            ---------------------------
"New Equity Owner") other than Mediacom Broadband unless such New Equity Owner
 ----------------
shall:

          (i) pledge such Additional Equity Interests to the Administrative Agent on behalf of the Lenders pursuant to a pledge agreement in substantially the form (other than negative covenants) of the Guarantee and Pledge Agreement and otherwise in form and substance satisfactory to the Administrative Agent;

          (ii) deliver to the Administrative Agent any certificates evidencing the Additional Equity Interests accompanied by undated powers executed in blank;

                                Credit Agreement
                                ----------------

          (iii) deliver to the Administrative Agent such proof of corporate action, limited liability company, partnership or other action, as applicable, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by Mediacom Broadband pursuant to
     Section 6.01 hereof on the Closing Date or as the Administrative Agent shall have reasonably requested; and,

          (iv) take other such additional action, as shall be necessary to create and perfect valid and enforceable first priority security interests in the Additional Equity Interests in favor of the Administrative Agent.

          (d) Certain Restrictions. The Borrowers will not, and will not permit
              --------------------
any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrowers or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets securing the obligations of the Borrowers or any Subsidiary under any of the Loan Documents, or in respect of any Interest Rate Protection Agreement, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or other ownership interests or to make or repay loans or advances to the Borrowers or any Subsidiary or to Guarantee Indebtedness of the Borrowers or any Subsidiary under any of the Loan Documents; provided that (i) the foregoing shall not apply to restrictions and
           --------
conditions imposed by law or by any of the Loan Documents, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such
                                                        --------
restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement or any other Loan Document if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

          8.19 Modifications of Certain Documents. The Borrowers will not
               ----------------------------------
consent to any modification, supplement or waiver of any of the provisions of any Management Agreement (other than modifications, supplements or waivers that do not alter any of the material rights or obligations of the Borrowers thereunder, it being understood that any modification of the management fee provisions thereof that would have the effect of increasing the management fees payable pursuant thereto shall be deemed material for purposes hereof), the Broadband Acquisition Agreements (other than modifications, supplements or waivers that do not alter in any material respect the rights of the Borrowers thereunder) or any agreement, instrument or other document evidencing or relating to Affiliate Subordinated Indebtedness or Indebtedness permitted under
Section 8.07(e) hereof without the prior consent of the Administrative Agent (with the approval of the Majority Lenders).

                                Credit Agreement
                                ----------------

          Section 9. Events of Default.
                     -----------------

          9.01 Events of Default. If one or more of the following events (herein
               -----------------
called "Events of Default") shall occur and be continuing:
        -----------------

          (a) The Borrowers shall default in the payment when due (whether at stated maturity or upon mandatory or optional prepayment) of any principal of or interest on any Loan or any Reimbursement Obligation, any fee or any other amount payable by them hereunder or under any other Loan Document; or

          (b) Any Borrower or any Subsidiary of a Borrower shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $10,000,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (without the lapse of time or the taking of any action, other than the giving of notice) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or any Borrower shall default in the payment when due of any amount aggregating $10,000,000 or more under any Interest Rate Protection Agreement; or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit, termination or liquidation payment or payments aggregating $5,000,000 or more to become due; or

          (c) Any representation, warranty or certification made or deemed made herein or in any other Loan Document (or in any modification or supplement hereto or thereto) by any Obligor, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

          (d) Any Borrower shall default in the performance of any of its obligations under any of Sections 8.01(g), 8.05, 8.06, 8.07, 8.08, 8.09,
     8.10, 8.11, 8.12, 8.14, 8.16, 8.18 or 8.19 hereof; or any Borrower shall default in the performance of any of its other obligations in this Agreement or any Obligor shall default in the performance of its obligations under any other Loan Document to which it is a party, and such default shall continue unremedied for a period of thirty or more days after notice thereof to the Borrowers by the Administrative Agent or any Lender (through the Administrative Agent); or

                                Credit Agreement
                                ----------------

          (e) Any Obligor shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) Any Obligor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) A proceeding or case shall be commenced, without the application or consent of any Obligor, in any court of competent jurisdiction, seeking
     (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Obligor or of all or any substantial part of its Property or
     (iii) similar relief in respect of such Obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against such Obligor shall be entered in an involuntary case under the Bankruptcy Code; or

          (h) Any Borrower shall be terminated, dissolved or liquidated (as a matter of law or otherwise), or proceedings shall be commenced by a Borrower seeking the termination, dissolution or liquidation of a Borrower, or proceedings shall be commenced by any Person (other than the Borrowers) seeking the termination, dissolution or liquidation of a Borrower and such proceeding shall continue undismissed for a period of 60 or more days; or

          (i) A final judgment or judgments for the payment of money of $10,000,000 or more in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or of $20,000,000 or more in the aggregate (regardless of insurance coverage) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Borrowers or any of their Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the relevant Borrower or Subsidiary shall not,

                                Credit Agreement
                                ----------------
     within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (j) An event or condition specified in Section 8.01(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Borrowers or any ERISA Affiliate shall incur or in the opinion of the Majority Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC (or any combination of the foregoing) that, in the determination of the Majority Lenders, would (either individually or in the aggregate) have a Material Adverse Effect; or

          (k) A reasonable basis shall exist for the assertion against any Borrower or any of its Subsidiaries, or any predecessor in interest of any Borrower or any of its Subsidiaries or Affiliates, of (or there shall have been asserted against any Borrower or any of its Subsidiaries) an Environmental Claim that, in the judgment of the Majority Lenders is reasonably likely to be determined adversely to such Borrower or any of its Subsidiaries, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by such Borrower or any of its Subsidiaries but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor); or

          (l) Any one or more of the following events shall occur and be continuing:

               (i) MCC, MLLC or Mediacom Broadband shall cease to act as Manager of the Borrowers;

               (ii) Mediacom Broadband shall cease to own 50.1% of the aggregate voting power of the ownership interests in each Borrower, provided that nothing in this paragraph shall affect the obligation of the Borrowers pursuant to Section 8.18(c) hereof, or of Mediacom Broadband pursuant to Section 6.04 of the Guarantee and Pledge Agreement, to ensure that Administrative Agent shall maintain on behalf of the Lenders at all times a pledge of 100% of the equity interests in the Borrowers;

               (iii) MCC shall cease to own 50.1% of the aggregate voting power of the ownership interests in Mediacom Broadband (or, in the event that MLLC is the Manager of the Borrowers, MCC shall cease to own 50.1% of the aggregate voting power of the ownership interests in
          MLLC);

                                Credit Agreement
                                ----------------

               (iv) any person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
                                                                ------------
          and Section 13(d) and 14(d) of the Exchange Act) becomes, directly or indirectly, at any time in a single transaction or in a related series of transactions by way of merger, consolidation or other business combination or otherwise, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of an amount of aggregate voting power of the capital stock of MCC on a fully-diluted basis (in other words, giving effect to the exercise of any warrants, options and conversion and other rights) that equals or exceeds the greater of (A) 35% and
          (B) the amount of aggregate voting power of the capital stock of MCC on a fully-diluted basis owned by the Commisso Entities at such time; or

               (v) during any period of two consecutive calendar years, directors who at the beginning of such period (together with any new directors whose election by MCC's Board of Directors or whose nomination for election by MCC's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

          (m) Except for Franchises that cover fewer than 10% of the Subscribers of the Borrowers and their Subsidiaries (determined as at the last day of the most recent fiscal quarter for which a Quarterly Officers' Report shall have been delivered) one or more Franchises relating to the CATV Systems of the Borrowers and their Subsidiaries shall be terminated or revoked such that the respective Borrower or Subsidiary is no longer able to operate such Franchises and retain the revenue received therefrom or the respective Borrower or Subsidiary or the grantors of such Franchises shall fail to renew such Franchises at the stated expiration thereof such that the respective Borrower or Subsidiary is no longer able to operate such Franchises and retain the revenue received therefrom; or

          (n) The Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by control, filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 8.06 hereof or under the respective Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor; or

          (o) Any Operating Agreement shall be modified without the prior consent of the Administrative Agent (with the approval of the Majority Lenders) in any manner that

                                Credit Agreement
                                ----------------
     would adversely affect the obligations of the Borrowers, or the rights of the Lenders or the Administrative Agent, hereunder or under any of the other Loan Documents;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9.01 with respect to any Borrower, the Administrative Agent shall, if instructed by the Majority Lenders, by notice to the Borrowers, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by the Borrowers hereunder (including, without limitation, any amounts payable under Section 5.05 or 5.06 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9.01 with respect to any Borrower, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans, Reimbursement Obligations and all other amounts payable by the Borrowers hereunder (including, without limitation, any amounts payable under Section 5.05 or 5.06 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

          In addition, upon the occurrence and during the continuance of any Event of Default (if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Revolving Credit Loans and all other amounts payable by the Borrowers hereunder to be due and payable), the Borrowers agree that they shall, if requested by the Administrative Agent or the Majority Revolving Credit Lenders through the Administrative Agent (and, in the case of any Event of Default referred to in clause (f) or (g) of this Section
9.01 with respect to the Borrowers, forthwith, without any demand or the taking of any other action by the Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities by paying to the Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit, which funds shall be held by the Administrative Agent in the Collateral Account as collateral security in the first instance for the Letter of Credit Liabilities and be subject to withdrawal only as therein provided.

          9.02 Certain Cure Rights.
               -------------------

          (a) Total Leverage Ratio. Notwithstanding the provisions of Section
              --------------------
9.01 hereof, but without limiting the obligations of the Borrowers under Section 8.10(a) hereof, a breach by the Borrowers as of the last day of any fiscal quarter or any fiscal year of its obligations under said Section 8.10(a) shall not constitute an Event of Default hereunder (except for purposes of Section 6 hereof) until the date (for purposes of this clause (a), the "Cut-Off Date") which is the earlier of the date thirty days after (a) the date the financial statements for the Borrowers and

                                Credit Agreement
                                ----------------
their Subsidiaries with respect to such fiscal quarter or fiscal year, as the case may be, are delivered pursuant to Section 8.01(a) or 8.01(b) hereof or (b) the latest date on which such financial statements are required to be delivered pursuant to said Section 8.01(a) or 8.01(b), provided that, if following the last day of such fiscal quarter or fiscal year and prior to the Cut-Off Date, the Borrowers shall have received Cure Monies (and shall have applied the proceeds thereof to the prepayment of the Loans hereunder, which prepayment, in the case of Affiliate Subordinated Indebtedness, shall be effected in the manner provided in Section 8.14(a) hereof), or shall have prepaid the Loans hereunder
--------
from available cash, in an amount sufficient to bring the Borrowers into compliance with said Section 8.10(a) assuming that the Total Leverage Ratio, as of the last day of such fiscal quarter or fiscal year, as the case may be, were recalculated to subtract such prepayment from the aggregate outstanding amount of Indebtedness, then such breach or breaches shall be deemed to have been cured; provided, further, that breaches of Section 8.10 hereof (including
       --------  -------
pursuant to paragraph (b) below) may not be deemed to be cured pursuant to this
Section 9.02 (x) more than three times during the term of this Agreement or (y) during consecutive fiscal quarters.

          (b) Interest Coverage Ratio; Debt Service Coverage Ratio.
              ----------------------------------------------------
Notwithstanding the provisions of Section 9.01 hereof, but without limiting the obligations of the Borrowers under Section 8.10(b) or 8.10(c) hereof, a breach by the Borrowers as of the last day of any fiscal quarter or any fiscal year of its obligations under said Section 8.10(b) or 8.10(c) shall not constitute an Event of Default hereunder (except for purposes of Section 6 hereof) until the date (for purposes of this clause (b), the "Cut-Off Date") which is the earlier
                                            ------------
of the date thirty days after (a) the date the financial statements for the Borrowers and their Subsidiaries with respect to such fiscal quarter or fiscal year, as the case may be, are delivered pursuant to Section 8.01(a) or 8.01(b) hereof or (b) the latest date on which such financial statements are required to be delivered pursuant to said Section 8.01(a) or 8.01(b), provided that, if
                                                          --------
following the last day of such fiscal quarter or fiscal year and prior to the Cut-Off Date, the Borrowers shall have received Cure Monies (and shall have applied the proceeds thereof to the prepayment of the Loans hereunder, which prepayment, in the case of Affiliate Subordinated Indebtedness, shall be effected in the manner provided in Section 8.14(a) hereof), or shall have prepaid the Loans hereunder from available cash, in an amount sufficient to bring the Borrowers into compliance with said Section 8.10(b) or 8.10(c) assuming that the Interest Coverage Ratio and the Debt Service Coverage Ratio (as the case may be), as of the last day of such fiscal quarter or fiscal year, as the case may be, were recalculated to deduct from Interest Expense the aggregate amount of interest that would not have been required to be paid hereunder if such prepayment had been made on the first day of the period for which the Interest Coverage Ratio and the Debt Service Coverage Ratio is determined under said Section 8.10(b) or 8.10(c), then such breach or breaches shall be deemed to have been cured; provided, further, that breaches of Section
                                    --------  -------
8.10 hereof (including pursuant to paragraph (a) above) may not be deemed to be cured pursuant to this Section 9.02 (x) more than three times during the term of this Agreement or (y) during consecutive fiscal quarters.

                                Credit Agreement
                                ----------------

          Section 10. The Administrative Agent.
                      ------------------------

          10.01 Appointment, Powers and Immunities. Each Lender hereby appoints
                ----------------------------------
and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and under the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section
10.05 and the first sentence of Section 10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

          (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender;

          (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrowers or any other Person to perform any of its obligations hereunder or thereunder;

          (c) shall not, except to the extent expressly instructed by the Majority Lenders with respect to the collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; and

          (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          10.02 Reliance by Administrative Agent. The Administrative Agent shall
                --------------------------------
be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) reasonably believed by it to be

                                Credit Agreement
                                ----------------
genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders or, if provided herein, in accordance with the instructions given by the Majority Lenders of a particular Class or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

          10.03 Defaults. The Administrative Agent shall not be deemed to have
                --------
knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or the Borrowers specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders or, if provided herein, the Majority Lenders of a particular Class, provided that,
                                                             --------
unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders of a particular Class or all of the Lenders.

          10.04 Rights as a Lender. With respect to its Commitments and the
                ------------------
Loans made by it, Chase (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Chase (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Borrowers (and any of their Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and Chase (and any such successor) and its affiliates may accept fees and other consideration from the Borrowers for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

          10.05 Indemnification. The Lenders agree to indemnify the
                ---------------
Administrative Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Borrowers under said Section 11.03) ratably in accordance with the aggregate principal amount of the Loans and Letter of Credit Liabilities held by the Lenders (or, if no

                                Credit Agreement
                                ----------------

Loans or Letter of Credit Liabilities are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document, any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrowers are obligated to pay under Section 11.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the
                          --------
foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

          10.06 Non-Reliance on Administrative Agent and Other Lenders. Each
                ------------------------------------------------------
Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Loan Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Borrowers or any of their Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the Security Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrowers or any of their Subsidiaries (or any of their affiliates) that may come into the possession of the Administrative Agent or any of its affiliates.

          10.07 Failure to Act. Except for action expressly required of the
                --------------
Administrative Agent hereunder and under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

          10.08 Resignation or Removal of Administrative Agent. Subject to the
                ----------------------------------------------
appointment and acceptance of a successor Administrative Agent as provided below, the

                                Credit Agreement
                                ----------------

Administrative Agent may resign at any time by giving five days prior notice thereof to the Lenders and the Borrowers, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right, in consultation with the Borrowers, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, in consultation with the Borrowers, appoint a successor Administrative Agent, that shall be a bank that has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

          10.09 Consents under Other Loan Documents. Except as otherwise
                -----------------------------------
provided in Section 11.04 hereof with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents, provided that, without the prior consent of each Lender, the
                    --------
Administrative Agent shall not (except as provided herein or in the Security Documents) release Mediacom Broadband from its guarantee obligations under the Guarantee and Pledge Agreement or release all or substantially all of the Subsidiary Guarantors from their obligations under the Security Documents, or release all or substantially all of the collateral or otherwise terminate all or substantially all of the Liens under the Security Documents (taken as a whole), or agree to additional obligations being secured by all or substantially all such collateral security (unless such additional obligations arise under this Agreement, or the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Security Document, in either of which events the Administrative Agent may consent to such Lien, provided that it obtains the consent of the Majority Lenders thereto), alter the
--------
relative priorities of the obligations entitled to the benefits of all or substantially all of the Liens under the Security Documents, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering Property (and to release any Subsidiary Guarantor) that is the subject of either a disposition of Property permitted hereunder or a Disposition to which the Majority Lenders have consented.

                                Credit Agreement
                                ----------------

          Section 11. Miscellaneous.
                      -------------

          11.01 Waiver. No failure on the part of the Administrative Agent or
                ------
any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          Each Borrower irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Administrative Agent or any Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by a Borrower relating in any way to this Agreement whether or not commenced earlier. To the fullest extent permitted by applicable law, the Borrowers shall take all measures necessary for any such action or proceeding commenced by the Administrative Agent or any Lender to proceed to judgment prior to the entry of judgment in any such action or proceeding commenced by a Borrower.

          11.02 Notices. All notices, requests and other communications provided
                -------
for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at (i) in the case of the Borrowers and the Administrative Agent, the "Address for Notices" specified below its name on the signature pages hereof and (ii) in the case of each of the Lenders, the address (or telecopy number) set forth in its Administrative Questionnaire; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Notwithstanding the foregoing, notices of borrowing, prepayment and Conversion of Loans pursuant to Section 4.05 hereof may be made by telephone, so long as the same are promptly confirmed in writing. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          11.03 Expenses, Etc. The Borrowers jointly and severally agree to pay
                --------------
or reimburse each of the Lenders and the Administrative Agent for: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the extension of credit hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated); (b) all

                                Credit Agreement
                                ----------------
reasonable out-of-pocket costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 11.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

          The Borrowers hereby jointly and severally agree to indemnify the Administrative Agent, each Lender, each of their affiliates and their respective directors, officers, employees, trustees, investment advisors, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent to any Lender, whether or not the Administrative Agent or any Lender is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by the Borrowers or any of their Subsidiaries of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          11.04 Amendments, Etc. Except as otherwise expressly provided in this
                ----------------
Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Borrowers and the Majority Lenders, or by the Borrowers and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that:
                  --------

                (a) no modification, supplement or waiver shall:

                (i) increase the Commitment of any Lender without the written consent of such Lender;

                                Credit Agreement
                                ----------------

               (ii) reduce the principal amount of any Loan or Reimbursement Obligation or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby;

               (iii) postpone the scheduled date of payment of the principal amount of any Loan or Reimbursement Obligation, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration or reduction of any Commitment, or postpone the ultimate expiration date of any Letter of Credit beyond the Revolving Credit Commitment Termination Date, without the written consent of each Lender affected thereby;

               (iv) change Section 4.02 or 4.07 in a manner that would alter the pro rata sharing of payments required thereby, without in each case the written consent of each Lender;

               (v) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied between or among the Lenders or Classes of Loans without the written consent of the Majority Lenders of each Class affected thereby, or alter in any other manner the obligation of the Borrowers to prepay Loans hereunder without the consent of the Majority Lenders of each Class affected thereby;

               (vi) change any of the provisions of this Section 11.04 or the percentage in the definition of "Majority Lenders", or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, without the written consent of each Lender; or

               (vii) waive any of the conditions precedent set forth in Section 6 applicable to the initial extension of credit hereunder, without the written consent of each Lender; and

          (b) any modification or supplement of Section 10 hereof, or of any of the rights or duties of the Administrative Agent hereunder, shall require the consent of the Administrative Agent.

          Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrowers to satisfy a condition precedent to the making of a

                                Credit Agreement
                                ----------------

Loan of any Class shall be effective against the Lenders of such Class for the purposes of the Commitments of such Class unless the Majority Lenders of such Class shall have concurred with such waiver or modification, and no waiver or modification of any provision of this Agreement or any other Loan Document that could reasonably be expected to adversely affect the Lenders of any Class shall be effective against the Lenders of such Class unless the Majority Lenders of such Class shall have concurred with such waiver or modification.

          11.05 Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          11.06 Assignments and Participations.
                ------------------------------

          (a) Assignments by the Borrowers. None of the Borrowers may assign any
              ----------------------------
of its rights or obligations hereunder without the prior consent of all of the Lenders and the Administrative Agent.

          (b) Assignments by the Lenders. Each Lender may assign any of its
              --------------------------
Loans, its Commitments and, if such Lender is a Revolving Credit Lender, its Letter of Credit Interest (but only with the consent of, in the case of its outstanding Commitments, the Borrowers and the Administrative Agent and, in the case of the Revolving Credit Commitment or a Letter of Credit Interest, the Issuing Lender, which consents shall not be unreasonably withheld or delayed); provided that
--------

          (i) no such consent by the Borrowers or the Administrative Agent shall be required in the case of any assignment to another Lender or any Lender Affiliate, and no such consent by the Borrower shall be required if an Event of Default under 9.01(a), 9.01(f) or 9.01(g) has occurred and is continuing;

          (ii) except to the extent the Borrowers and the Administrative Agent shall otherwise consent, any such partial assignment (other than to another Lender or a Lender Affiliate) shall be in an amount at least equal to $5,000,000 (in the case of the Revolving Credit Commitments and the Tranche A Term Loan Commitments) or $1,000,000 (in the case of the Tranche B Term Loan Commitments or Incremental Facility Commitments of any Series);

          (iii) so long as no Event of Default under 9.01(a), 9.01(f) or 9.01(g) has occurred and is continuing, no such assignment shall be made other than to an Eligible Assignee;

          (iv) each such assignment by a Lender of its Revolving Credit Loans or Revolving Credit Commitment or Letter of Credit Interest shall be made in such manner

                                Credit Agreement
                                ----------------
                                ----------------
     so that the same portion of its Revolving Credit Loans, Revolving Credit Commitment and Letter of Credit Interest is assigned to the respective assignee;

          (v) each such assignment by a Lender of its Term Loans or Incremental Facility Loans of any Class or Term Loan Commitment or Incremental Facility Commitment of any Class shall be made in such manner so that the same portion of its Term Loans and Incremental Facility Loans of such Class and Term Loan Commitment and Incremental Facility Commitment of such Class is assigned to the respective assignee; and

          (vi) each such assignment by a Lender of its Incremental Facility Loans of any Series shall be made in such manner so that the same portion of its Incremental Facility Loans and Incremental Facility Commitment of such Series is assigned to the respective assignee.

Upon execution and delivery by the assignor and the assignee to the Borrowers, the Administrative Agent and the Issuing Lender of such Assignment and Acceptance, and upon consent thereto by the Borrowers, the Administrative Agent and the Issuing Lender to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Borrowers, the Administrative Agent and the Issuing Lender), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s), Loans and, if applicable, Letter of Credit Interest (or portions thereof) assigned to it and specified in such Assignment and Acceptance (in addition to the Commitment(s), Loans and Letter of Credit Interest, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon each such assignment the assigning Lender shall pay the Administrative Agent an assignment fee of $3,500; provided, however, that no such fee shall be payable in the case
               --------  -------
of an assignment to another Lender or a Lender Affiliate; and provided further
                                                              -------- -------
that, in the case of contemporaneous assignments by a Lender to more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder), only a single such fee shall be payable for all such contemporaneous assignments.

          (c) Participations. A Lender may sell or agree to sell to one or more
              --------------
other Persons (each a "Participant") a participation in all or any part of any
                       -----------
Loans or Letter of Credit Interest held by it, or in its Commitments, provided
                                                                      --------
that (i) such Participant shall not have any rights or obligations under this Agreement or any other Loan Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant) and (ii) such Lender shall promptly notify the Borrowers of the sale of such participation. All amounts payable by the Borrowers to any Lender under Section 5 hereof in respect of Loans and Letter of Credit Interests held by it, and its Commitments, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans, Letter of Credit Interest and Commitments, and as if such Lender

                                Credit Agreement
                                ----------------
were funding each of such Loan, Letter of Credit Interest and Commitments in the same way that it is funding the portion of such Loan, Letter of Credit Interest and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's related Commitment or extend the amount or date of any scheduled reduction of such Commitment pursuant to Section 2.04 hereof, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans, Reimbursement Obligations or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof or of any of the other Loan Documents to the extent that the same, under Section 10.09 or Section 11.04 hereof, requires the consent of each Lender.

          (d) Certain Pledges. In addition to the assignments and participations
              ---------------
permitted under the foregoing provisions of this Section 11.06, any Lender may (without notice to the Borrowers, the Administrative Agent or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Lender. Any Lender that is a fund that invests in bank loans may (without the consent of the Borrowers or the Administrative Agent) pledge all or any portion of its rights in connection with this Agreement to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or such securities, provided that (i) any foreclosure or other exercise of remedies
                 --------
by such trustee shall be subject to the provisions of this Section 11.06 in all respects and (ii) the amounts payable by the Borrowers to any Lender under
Section 5 hereof that has pledged any of such rights to any such trustee shall continue for all purposes to be determined as if such Lender had not pledged any such rights. No assignment or pledge described in this paragraph shall release the assigning Lender from its obligations hereunder.

          (e) Provision of Information to Assignees and Participants. A Lender
              ------------------------------------------------------
may furnish any information concerning the Borrowers or any of their Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.12(b) hereof.

          (f) No Assignments to the Borrowers or Affiliates. Anything in this
              ---------------------------------------------
Section 11.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or Reimbursement Obligation held by it hereunder to the Borrowers or any of their Affiliates or Subsidiaries without the prior consent of each Lender.

                                Credit Agreement
                                ----------------

          (g) Maintenance of Register by the Administrative Agent. The
              ---------------------------------------------------
Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (h) Effectiveness of Assignments. Upon its receipt of a duly completed
              ----------------------------
Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) above, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (i) Assignments to SPC's. Notwithstanding anything to the contrary
              --------------------
contained herein, any lender (a "Granting Lender") may grant to a special
                                 ---------------
purpose funding vehicle (a "SPC"), identified as such in writing from time to
                            ---
time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement (in which event such SPC shall, together with such Granting Lender, constitute a "Lender" hereunder); provided that (i) nothing herein shall
                                          --------
constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper, or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof in respect of claims arising out of this Agreement. In addition, notwithstanding anything to the contrary contained in this

                                Credit Agreement
                                ----------------

Section 11.06(i), any SPC may (i) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrowers and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

          11.07 Survival. The obligations of the Borrowers under Sections 5.01,
                --------
5.05, 5.06, 5.07 and 11.03 hereof, and the obligations of the Lenders under
Section 10.05 hereof, shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or Letter of Credit Interest hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit (whether by means of a Loan or a Letter of Credit), herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit hereunder (whether by means of a Loan or a Letter of Credit), any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

          11.08 Captions. The table of contents and captions and section
                --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          11.09 Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          11.10 Governing Law; Submission to Jurisdiction. This Agreement shall
                -----------------------------------------
be governed by, and construed in accordance with, the law of the State of New York. Each Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Borrower hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have

                                Credit Agreement
                                ----------------
to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          11.11 Waiver of Jury Trial. EACH OF THE BORROWERS, THE ADMINISTRATIVE
                --------------------
AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          11.12 Treatment of Certain Information; Confidentiality.
                -------------------------------------------------

          (a) Disclosure to Certain Affiliates. The Borrowers acknowledge that
              --------------------------------
from time to time financial advisory, investment banking and other services may be offered or provided to the Borrowers or one or more of their Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Borrowers hereby authorize each Lender to share any information delivered to such Lender by the Borrowers and their Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments.

          (b) Confidentiality Generally. Each Lender and the Administrative
              -------------------------
Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices (or, if such Lender is not a bank, in accordance with safe and sound lending practices), any non-public information supplied to it by any Obligor pursuant to this Agreement or any other Loan Document that is identified by the Borrowers as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing
                                                      --------
herein shall limit the disclosure of any such information (i) after such information shall have become public (other than through a violation of this Section 11.12), (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to counsel for any of the Lenders or the Administrative Agent, (iv) to bank examiners (or any other regulatory authority, or quasi-regulatory body, including the National Association of Insurance Commissioners (NAIC), having jurisdiction over any Lender or the Administrative Agent), or to auditors or accountants, (v) to the Administrative Agent or any other Lender (or to Chase Securities Inc.), (vi) in connection with any litigation to which any one or more of the Lenders or the Administrative Agent is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan

                                Credit Agreement
                                ----------------
                                ----------------

Document, (vii) to a subsidiary or affiliate of such Lender as provided in paragraph (a) above, (viii) to any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations or (ix) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender a Confidentiality Agreement substantially in the form of Exhibit I hereto (or executes and delivers to such Lender an acknowledgement to the effect that it is bound by the provisions of this Section 11.12(b), which acknowledgement may be included as part of the respective assignment or participation agreement pursuant to which such assignee or participant acquires an interest in the Loans or Letter of Credit Interest hereunder); provided, further, that obligations of
                                         --------  -------
any assignee that has executed a Confidentiality Agreement in the form of
Exhibit I hereto shall be superseded by this Section 11.12 upon the date upon which such assignee becomes a Lender hereunder pursuant to Section 11.06(b) hereof.

                                Credit Agreement
                                ----------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        MCC GEORGIA LLC
                                        MCC ILLINOIS LLC
                                        MCC IOWA LLC
                                        MCC MISSOURI LLC

                                        By  Mediacom Broadband LLC, a Member
                                        By  Mediacom Communications Corporation,
                                               a Member

                                        By: /s/ Mark E. Stephan
                                           --------------------------------
                                           Name:  Mark E. Stephan
                                           Title: Chief Financial Officer

                                        c/o Mediacom Communications Corporation
                                        100 Crystal Road
                                        Middletown, New York 10941

                                        Attention: Rocco B. Commisso

                                        Telecopier No.: (845) 695-2639
                                        Telephone No.: (845) 695-2600

                                Credit Agreement
                                ----------------

                                        THE CHASE MANHATTAN BANK,
                                         as Administrative Agent

                                        By: /s/ Robert Anastasio
                                           --------------------------------
                                           Name:  Robert Anastasio
                                           Title: Vice President

                                        Address for Notices to
                                        Chase as Administrative Agent:

                                        The Chase Manhattan Bank
                                        Agent Bank Services
                                        1 Chase Manhattan Plaza
                                        New York, New York 10081

                                        Telecopier No.:  (212) 552-5700

                                        Telephone No.:  (212) 552-7440

                                Credit Agreement
                                ----------------

Revolving Credit Commitment             THE CHASE MANHATTAN BANK
---------------------------
    $48,666,666.67



Tranche A Term Loan Commitment          By: /s/ Constance M. Coleman
------------------------------             --------------------------------
    $24,333,333.33                         Name:  Constance M. Coleman
                                           Title: Vice President
Tranrche B-1 Term Loan Commitment
---------------------------------
    $82,541,666.66

Tranrche B-2 Term Loan Commitment
---------------------------------
    $35,375,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             CITIBANK, N.A.
---------------------------
    $48,666,666.67



Tranche A Term Loan Commitment       By: /s/ Robert H. Chen
------------------------------          --------------------------------
    $24,333,333.33                      Name:  Robert H. Chen
                                        Title: Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $73,966,666.67

Tranche B-2 Term Loan Commitment
--------------------------------
    $31,700,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment            CREDIT SUISSE FIRST BOSTON
---------------------------
    $48,666,666.67



Tranche A Term Loan Commitment         By: /s/ David L. Sawyer
------------------------------            --------------------------------
    $24,333,333.33                        Name:  David L. Sawyer
                                          Title: Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $80,966,666.67                     By: /s/ Jay Chall
                                          --------------------------------
                                          Name:  Jay Chall
Tranche B-2 Term Loan Commitment          Title: Director
--------------------------------
    $34,700,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             THE BANK OF NOVA SCOTIA
---------------------------
    $40,000,000.00



Tranche A Term Loan Commitment          By: /s/ Brenda S. Insull
------------------------------             --------------------------------
    $20,000,000.00                         Name:  Brenda S. Insull
                                           Title: Authorized Signatory
Tranche B-1 Term Loan Commitment
--------------------------------
    $
     --------------

Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             SOCIETE GENERALE -
---------------------------              NEW YORK BRANCH
    $40,000,000.00

Tranche A Term Loan Commitment          By: /s/ Mark Vigil
------------------------------             --------------------------------
    $20,000,000.00                         Name:  Mark Vigil
                                           Title: Director

Tranche B-1 Term Loan Commitment
--------------------------------
    $  7,000,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  3,000,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             BANK OF AMERICA, N.A.
---------------------------
     $40,000,000.00



Tranche A Term Loan Commitment          By: /s/ Todd Shipley
------------------------------             --------------------------------
    $20,000,000.00                         Name:  Todd Shipley
                                           Title: Managing Director
Tranche B-1 Term Loan Commitment
--------------------------------
    $
     --------------

Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             BANK OF MONTREAL
---------------------------
      $40,000,000.00



Tranche A Term Loan Commitment          By: /s/ W. T. Calder
------------------------------             --------------------------------
    $20,000,000.00                         Name:  W. T. Calder
                                           Title: Managing Director
Tranche B-1 Term Loan Commitment
--------------------------------
    $
     --------------

Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             THE BANK OF NEW YORK
---------------------------
    $40,000,000.00

Tranche A Term Loan Commitment          By: /s/ James W. Whitaker
------------------------------             --------------------------------
    $20,000,000.00                         Name:  James W. Whitaker
                                           Title: Senior Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $  3,500,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,500,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             BANKERS TRUST COMPANY
---------------------------
    $40,000,000.00

Tranche A Term Loan Commitment          By: /s/ Gregory P. Shefrin
------------------------------             --------------------------------
    $20,000,000.00                         Name:  Gregory P. Shefrin
                                           Title: Director
Tranche B-1 Term Loan Commitment
--------------------------------
    $
     --------------

Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             THE DAI-ICHI KANGYO BANK, LTD.
---------------------------             (dba Mizuho Financial Group)
    $16,666,666.67

Tranche A Term Loan Commitment          By: /s/ Daniel Guevara
------------------------------             --------------------------------
    $  8,333,333.33                        Name:  Daniel Guevara
                                           Title: Vice President

Tranche B-1 Term Loan Commitment
--------------------------------
    $
     --------------

Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             DRESDNER BANK AG, NEW YORK
---------------------------              AND GRAND CAYMAN BRANCHES
    $33,333,333.33

Tranche A Term Loan Commitment          By: /s/ William E. Lambert
------------------------------             --------------------------------
    $16,666,666.67                         Name:  William E. Lambert
                                           Title: Vice President

Tranche B-1 Term Loan Commitment
--------------------------------
    $                                   By: /s/ Michael S. Greenberg
     --------------                        --------------------------------
                                           Name:  Michael S. Greenberg
                                           Title: Associate
Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             FIRST UNION NATIONAL BANK
---------------------------
    $33,333,333.33

Tranche A Term Loan Commitment          By: /s/ Ronald F. Bentien Jr.
------------------------------             --------------------------------
    $16,666,666.67                         Name:  Ronald F. Bentien Jr.
                                           Title: Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $  3,500,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,500,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             FLEET NATIONAL BANK
---------------------------
    $33,333,333.33

Tranche A Term Loan Commitment          By: /s/ Leonard Maddox
    $16,666,666.67                         --------------------------------
                                           Name:  Leonard Maddox
                                           Title: Managing Director
Tranche B-1 Term Loan Commitment
--------------------------------
    $
     --------------

Tranche B-2 Term Loan Commitment
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             THE FUJI BANK, LIMITED
---------------------------             (dba Mizuho Financial Group)
         $20,000,000.00

Tranche A Term Loan Commitment          By: /s/ Nobuoki Koike
------------------------------             --------------------------------
    $10,000,000.00                         Name:  Nobuoki Koike
                                           Title: Vice President

Tranche B-1 Term Loan Commitment
--------------------------------
    $
     --------------

Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             IBM CREDIT CORPORATION
---------------------------
    $10,000,000.00



Tranche A Term Loan Commitment          By: /s/ Ronald J. Bachner
------------------------------             --------------------------------
    $  5,000,000.00                        Name:  Ronald J. Bachner
                                           Title: Manager, Commercial & Vendor
Tranche B-1 Term Loan Commitment                    Financing Sales Americas
--------------------------------
    $  3,500,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,500,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             KZH CYPRESSTREE-1 LLC
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Susan Lee
------------------------------             --------------------------------
    $                                      Name:  Susan Lee
     --------------                        Title: Authorized Agent

Tranche B-1 Term Loan Commitment
--------------------------------
    $  2,800,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,200,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment
---------------------------             KZH ING-1 LLC
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Susan Lee
------------------------------             --------------------------------
    $                                      Name:  Susan Lee
     --------------                        Title: Authorized Agent

Tranche B-1 Term Loan Commitment
--------------------------------
    $  1,400,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $     600,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment
---------------------------             KZH ING-2 LLC
    $
     --------------
                                        By: /s/ Susan Lee
Tranche A Term Loan Commitment             --------------------------------
------------------------------             Name:  Susan Lee
    $                                      Title: Authorized Agent
     --------------

Tranche B-1 Term Loan Commitment
--------------------------------
    $  3,850,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,650,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             KZH ING-3 LLC
---------------------------
    $
     -------------

Tranche A Term Loan Commitment          By: /s/ Susan Lee
------------------------------             --------------------------------
    $                                      Name:  Susan Lee
     --------------                        Title: Authorized Agent


Tranche B-1 Term Loan Commitment
--------------------------------
    $  1,050,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $    450,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             KZH PONDVIEW LLC
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Susan Lee
------------------------------             --------------------------------
    $                                      Name:  Susan Lee
     --------------                        Title: Authorized Agent

Tranche B-1 Term Loan Commitment
--------------------------------
    $  3,150,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,350,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             KZH RIVERSIDE LLC
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Susan Lee
------------------------------             -----------------------
    $                                      Name:  Susan Lee
     --------------                        Title: Authorized Agent

Tranche B-1 Term Loan Commitment
--------------------------------
    $  4,200,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,800,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             KZH SHOSHONE LLC
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Susan Lee
------------------------------             --------------------------------
    $                                      Name:  Susan Lee
     --------------                        Title: Authorized Agent

Tranche B-1 Term Loan Commitment
--------------------------------
    $  2,800,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,200,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             KZH STERLING LLC
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Susan Lee
------------------------------             --------------------------------
    $                                      Name:  Susan Lee
     --------------                        Title: Authorized Agent

Tranche B-1 Term Loan Commitment
--------------------------------
    $  1,750,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $     750,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             KZH WATERSIDE LLC
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Susan Lee
------------------------------             --------------------------------
    $                                      Name:  Susan Lee
     --------------                        Title: Authorized Agent

Tranche B-1 Term Loan Commitment
--------------------------------
    $  3,150,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,350,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             LIBERTY-STEIN ROE ADVISOR
---------------------------               FLOATING RATE ADVANCE FUND
    $                                     by Stein Roe & Farnham Incorporated
     --------------                          as Advisor

Tranche A Term Loan Commitment          By: /s/ Kathleen A. Zarn
------------------------------             ---------------------
    $                                      Name:  Kathleen A. Zarn
     --------------                        Title: Vice President

Tranche B-1 Term Loan Commitment
--------------------------------
    $    875,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $    375,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             METROPOLITAN LIFE INSURANCE
---------------------------              COMPANY
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ James R. Dingler
------------------------------             ---------------------
    $                                      Name:  James R. Dingler
     --------------                        Title: Director

Tranche B-1 Term Loan Commitment
--------------------------------
    $12,600,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  5,400,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             MORGAN STANLEY
---------------------------             PRIME INCOME TRUST
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Peter Gewirtz
------------------------------             --------------------------------
    $                                      Name:  Peter Gewirtz
     --------------                        Title: Vice President

Tranche B-1 Term Loan Commitment
--------------------------------
    $  7,000,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  3,000,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             NATEXIS BANQUES POPULAIRES
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Evan S. Kraus
------------------------------             --------------------------------
    $                                      Name:  Evan S. Kraus
     --------------                        Title: Vice President

Tranche B-1 Term Loan Commitment        By: /s/ Cynthia E. Sachs
--------------------------------           ---------------------
    $                                      Name:  Cynthia E. Sachs
     --------------                        Title: Vice President, Group Manager

Tranche B-2 Term Loan Commitment
--------------------------------
    $  3,000,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             NEW YORK LIFE INSURANCE COMPANY
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ David Melka
------------------------------             --------------------------------
    $                                      Name:  David Melka
     --------------                        Title: Investment Vice President

Tranche B-1 Term Loan Commitment
--------------------------------
    $  3,500,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,500,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             NEW YORK LIFE INSURANCE AND
---------------------------              ANNUITY CORPORATION
    $                                   By:  New York Life Investment
     --------------                            Management LLC,
Tranche A Term Loan Commitment                 its Investment Manager
------------------------------
    $
     --------------

Tranche B-1 Term Loan Commitment        By: /s/ David Melka
--------------------------------           --------------------------------
    $  3,500,000.00                        Name:  David Melka
                                           Title: Second Vice President
Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,500,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             OPPENHEIMER SENIOR FLOATING
---------------------------              RATE FUND
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ David Foxhoven
------------------------------             -------------------
    $                                      Name:  David Foxhoven
     --------------                        Title: Assistant Vice President

Tranche B-1 Term Loan Commitment
--------------------------------
    $  1,750,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $     750,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             By: PPM America, Inc., as attorney
---------------------------              in fact, on behalf of Jackson National
    $                                    Life Insurance Company
     --------------

Tranche A Term Loan Commitment
------------------------------
    $                                   By: /s/ Michael J. Harrington
     --------------                        --------------------------------
                                           Name:  Michael J. Harrington
                                           Title: Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $  2,800,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,200,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             THE ROYAL BANK OF SCOTLAND plc
---------------------------
    $16,666,666.67


Tranche A Term Loan Commitment          By: /s/ David Lucas
------------------------------             --------------------------------
    $  8,333,333.33                        Name:  David Lucas
                                           Title: Senior Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $
     --------------

Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             SCUDDER FLOATING RATE FUND
---------------------------
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Kelly D. Babson
------------------------------             --------------------------------
    $                                      Name:  Kelly D. Babson
     --------------                        Title: Managing Director

Tranche B-1 Term Loan Commitment
--------------------------------
    $  2,100,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $     900,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             SEQUILS-CUMBERLAND I, LTD.
---------------------------             By: Deerfield Capital Management, Inc.
    $                                       as its Collateral Manager
     --------------

Tranche A Term Loan Commitment
------------------------------
    $                                   By: /s/ Mark E. Wittnebel
     --------------                        --------------------------------
                                           Name:  Mark E. Wittnebel
                                           Title: Sr. Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $  2,100,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $    900,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment        STEIN ROE FLOATING RATE LIMITED
---------------------------         LIABILITY COMPANY
    $
     --------------

Tranche A Term Loan Commitment     By: /s/ Kathleen A. Zarn
------------------------------        --------------------------------
    $                                  Name:  Kathleen A. Zarn
     --------------                    Title: Vice President
                                              Stein Roe & Farnham Incorporated,
Tranche B-1 Term Loan Commitment              as Advisor to the Stein Roe
--------------------------------              Floating Rate Limited Liability
    $    875,000.00                           Company

Tranche B-2 Term Loan Commitment
--------------------------------
    $    375,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             THE SUMITOMO TRUST AND
---------------------------              BANKING CO., LTD.
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ Stephen A. Stratico
------------------------------             ------------------------
    $                                      Name:  Stephen A. Stratico
     --------------                        Title: Vice President

Tranche B-1 Term Loan Commitment
--------------------------------
    $  3,500,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,500,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             SUNTRUST BANK
---------------------------
    $33,333,333.33

Tranche A Term Loan Commitment         By: /s/ W. David Wisdom
------------------------------            --------------------------------
    $16,666,666.67                        Name:  W. David Wisdom
                                          Title: Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $  7,000,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  3,000,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             TORONTO DOMINION (NEW YORK), INC.
---------------------------
    $
     --------------                     By: /s/ Susan K. Strong
                                           --------------------------------
Tranche A Term Loan Commitment             Name:  Susan K. Strong
------------------------------             Title: Vice President
    $
     --------------

Tranche B-1 Term Loan Commitment
--------------------------------
    $  5,775,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  2,475,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             THE TRAVELERS INSURANCE
---------------------------              COMPANY
    $
     --------------

Tranche A Term Loan Commitment          By: /s/ William M. Gardner
------------------------------             --------------------------------
    $                                      Name:  William M. Gardner
     --------------                        Title: Assistant Investment Officer

Tranche B-1 Term Loan Commitment
--------------------------------
    $  7,700,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  3,300,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             WEBSTER BANK
---------------------------
    $  4,000,000.00

Tranche A Term Loan Commitment             By: /s/ Elizabeth V. Piker
------------------------------             --------------------------------
    $  2,000,000.00                        Name:  Elizabeth V. Piker
                                           Title: Vice President
Tranche B-1 Term Loan Commitment
--------------------------------
    $  2,800,000.00

Tranche B-2 Term Loan Commitment
--------------------------------
    $  1,200,000.00

                                  Schedule VII
                                  ------------

Revolving Credit Commitment             WESTDEUTSCHE LANDESBANK
---------------------------              GIROZENTRALE, NEW YORK BRANCH
    $13,333,333.33

Tranche A Term Loan Commitment          By: /s/ Lucie L. Guernsey
------------------------------             --------------------------------
    $  6,666,666.67                        Name:  Lucie L. Guernsey
                                           Title: Director

Tranche B-1 Term Loan Commitment
--------------------------------
    $                                   By: /s/ Duncan M. Robertson
     --------------                        --------------------------------
                                           Name:  Duncan M. Robertson
                                           Title: Director
Tranche B-2 Term Loan Commitment
--------------------------------
    $
     --------------